UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07763

The Masters’ Select Funds Trust
(Exact Name of Registrant as Specified in Charter)

4 Orinda Way, Suite 200-D, Orinda, CA 94563
(Address of Principal Executive Offices)

Kenneth E. Gregory
4 Orinda Way, Suite 200-D
Orinda, CA 94563
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (925) 254-8999

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2009

Item 1. Reports to Stockholders.

The Masters’ Select Funds Trust

Annual Report

The Masters’ Select Equity Fund
The Masters’ Select International Fund
The Masters’ Select Value Fund
The Masters’ Select Smaller Companies Fund
The Masters’ Select Focused Opportunities Fund

December 31, 2009

www.mastersfunds.com

The Masters’ Select Concept

In constructing the Masters’ Select Funds, the goal was to design funds that would isolate the stock-picking skills of a group of highly regarded portfolio managers. To meet this objective, we designed the funds with both risk and return in mind, placing particular emphasis on the following factors:

1.	Only stock pickers Litman/Gregory believes to be exceptionally skilled are chosen to manage each fund’s sub-portfolios

2.
Of equal importance, each stock picker runs a very concentrated sub-portfolio of not more than 15 of his or her “highest conviction” stocks. In the Focused Opportunities Fund, each stock picker may own no more than seven stocks.

3.	Although each manager’s portfolio is concentrated, Masters’ Select seeks to manage risk partly by building diversification into each Fund.

•	With the Equity and International Funds, Litman/Gregory has sought to achieve this by including managers with differing investment styles and market cap orientations.

•
With the Smaller Companies Fund, much like Equity and International, Litman/Gregory has brought together managers who use different investment approaches, though each focuses on the securities of smaller companies.

•
With the Value Fund, Litman/Gregory has included managers who each take a distinct approach to assessing companies and defining value. Please note that the Value Fund is classified as a “non-diversified” fund; however, its portfolio has historically met the qualifications of a “diversified” fund.

•
With the Focused Opportunities Fund, this is done by using multiple managers with diverse investment styles. However, even with this diversification, the Fund is classified as a “non-diversified” fund, as it may hold as few as 15 stocks and no more than 21 stocks. In the future, if more sub-advisors are added, the Fund could become more diversified.

4.
Litman/Gregory believes that excessive asset growth often results in diminished performance. Therefore, each Masters’ Select Fund may close to new investors at a level that Litman/ Gregory believes will preserve each manager’s ability to effectively implement the “select” concept. If more sub-advisors are added to a particular Fund, the Fund’s closing asset level may be increased.

Portfolio Fit

As with all equity funds, Masters’ Select Funds are appropriate for investors with a long-term time horizon, who are willing to ride out occasional periods when the funds’ net asset values decline. Within that context, we created the Masters’ Select Equity and Masters’ Select International Funds to be used as core equity and international fund holdings. Masters’ Select Smaller Companies Fund has been created to provide a core domestic small cap investment opportunity. We created Masters’ Select Value Fund for investors who seek additional, dedicated value exposure in their portfolios. Masters’ Select Focused Opportunities Fund has been created to provide a core large-cap holding for long-term investors. Although performance in each specific down market will vary, we purposely set the allocations to each manager with the objective of keeping risk about equal to the funds’ overall benchmarks. In the end, the focus on the highest conviction stocks of a group of very distinguished managers with superior track records is what we believe makes the funds ideal portfolio holdings.

Contents

Our Commitment to Shareholders	2
Funds’ Performance	3
Letter to Shareholders	4
Masters’ Select Equity Fund
Equity Fund Review	7
Equity Fund Managers	10
Equity Fund Value of Hypothetical $10,000	10
Equity Fund Stock Highlights	11
Equity Fund Schedule of Investments	14
Masters’ Select International Fund
International Fund Review	16
International Fund Managers	20
International Fund Value of Hypothetical $10,000	20
International Fund Stock Highlights	21
International Fund Schedule of Investments	24
Masters’ Select Value Fund
Value Fund Review	26
Value Fund Managers	29
Value Fund Value of Hypothetical $10,000	29
Value Fund Stock Highlights	30
Value Fund Schedule of Investments	32
Masters’ Select Smaller Companies Fund
Smaller Companies Fund Review	33
Smaller Companies Fund Managers	37
Smaller Companies Fund Value of Hypothetical $10,000	37
Smaller Companies Fund Stock Highlights	38
Smaller Companies Fund Schedule of Investments	40
Masters’ Select Focused Opportunities Fund
Focused Opportunities Fund Review	42
Focused Opportunities Fund Managers	44
Focused Opportunities Fund Value of Hypothetical $10,000	44
Focused Opportunities Fund Stock Highlights	45
Focused Opportunities Fund Schedule of Investments	46
Expense Examples	47
Statements of Assets and Liabilities	48
Statements of Operations	49
Statements of Changes in Net Assets
Equity Fund	50
International Fund	50
Value Fund	51
Smaller Companies Fund	51
Focused Opportunities Fund	52
Financial Highlights
Equity Fund	53
International Fund	54
Value Fund	55
Smaller Companies Fund	56
Focused Opportunities Fund	57
Equity and International Investor Class	58
Notes to Financial Statements	59
Report of Independent Registered Public Accounting Firm	71
Other Information	72
Index Definitions	76
Industry Terms and Definitions	78
Tax Information	79
Trustee and Officer Information	80

This report is intended for shareholders of the funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Masters’ Select Funds. Statements and other information in this report are dated and are subject to change.

Litman/Gregory Fund Advisors, LLC has ultimate responsibility for the funds’ performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

Table of Contents  1

Litman/Gregory Fund Advisors’
Commitment to Shareholders

We are deeply committed to making each Masters’ Select Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, we are committed to the Masters’ Select concept.

•
We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

•
We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition, our monitoring will seek to assess whether they are staying true to their Masters’ Select mandate. Consistent with this mandate we focus on long-term performance evaluation so that the Masters’ Select stock pickers will not be distracted by short-term performance pressure.

Second, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

•
Investments from new shareholders in each Fund are expected to be limited so that each manager’s Masters’ Select asset base remains small enough to retain flexibility to add value through individual stock picking.

•
The framework also includes the diversified multi-manager structure that makes it possible for each manager to invest in a concentrated manner knowing that the potential volatility within his or her portfolio will be diluted at the fund level by the performance of the other managers. In this way the multi-manager structure seeks to provide the fund-level diversification necessary to temper the volatility of each manager’s sub-portfolio.

•
We will work hard to discourage short-term speculators so that cash flows into the Funds are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes. This is why years ago the Funds implemented a 2% redemption fee for the first 180 days of a shareholder’s investment in any Fund, which is paid to each Fund for the benefit of shareholders.

Third, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

•
We will remain attentive to Fund overhead, and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our Funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

•
We will provide investors with a low minimum, no-load, no 12b-1 share class for all Masters’ Select Funds, and a low minimum no-load Investor share class for the Masters’ Select Equity Fund and Masters’ Select International Fund.

•
We also will work closely with our sub-advisors to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the Masters’ Select stock pickers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

Fourth, is our commitment to communicate honestly about all relevant developments and expectations.

•	We will continue to do this by providing thorough and educational shareholder reports.

•	We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to Masters’ Select is also evidenced by our own investment. Our employees have, collectively, substantial investments in the Funds, as does our company retirement plan. In addition, we use the Funds extensively in the client accounts of our investment advisor practice (through our affiliate Litman/Gregory Asset Management, LLC). We have no financial incentive to do so because the fees we receive from Masters’ Select held in client accounts are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the Funds in our client accounts because each Masters’ Select Fund is capacity constrained and by using them in client accounts we are using up capacity for which we may not be paid. But we believe these Funds offer value that we can’t find/obtain elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of our clients.

While we believe highly in the ability of the Funds’ sub-advisors, our commitments are not intended as guarantees of future results.

While the Funds are no-load, there are management fees and operating expenses that do apply, as well as a 12b-1 fee that applies to Investor class shares.
Please refer to the prospectus for further details.

2 The Masters’ Select Funds Trust

Masters’ Select Funds’ Performance

		Average Annual Total Returns
		Three-			Since
Institutional Class Performance as of 12/31/2009	One Year	Year	Five-Year	Ten-Year	Inception
Masters’ Select Equity Fund (12/31/1996)	44.30%	-7.04%	-1.61%	1.17%	5.90%
Russell 3000 Index	28.34%	-5.42%	0.76%	-0.20%	5.22%
Custom Equity Index	27.35%	-5.61%	0.89%	0.34%	5.29%
Lipper Multi Cap Core Fund Index	35.34%	-4.59%	1.42%	0.67%	5.21%
Gross Expense Ratio: 1.25% Net Expense Ratio as of 4/30/09: 1.24%
Masters’ Select International Fund (12/1/1997)	38.54%	-3.02%	6.89%	3.99%	9.08%
S&P Global (ex U.S.) LargeMid Cap Index	42.55%	-2.45%	6.65%	3.20%	6.43%
Lipper International Fund Index	35.33%	-4.48%	4.88%	1.95%	5.45%
Gross Expense Ratio: 1.22% Net Expense Ratio as of 4/30/09: 1.07%
Masters’ Select Value Fund (6/30/2000)	44.04%	-9.52%	-2.07%	n/a	3.17%
Russell 3000 Value Index	19.76%	-8.91%	-0.24%	n/a	3.43%
Lipper Multi-Cap Value Index	26.58%	-7.90%	-0.56%	n/a	3.35%
Gross Expense Ratio: 1.29% Net Expense Ratio as of 4/30/09: 1.27%
Masters’ Select Smaller Companies Fund (6/30/2003)	50.57%	-5.47%	-0.50%	n/a	5.39%
Russell 2000 Index	27.17%	-6.07%	0.51%	n/a	6.61%
Lipper Small Cap Core Index	34.50%	-4.07%	1.54%	n/a	7.24%
Gross Expense Ratio: 1.40% Net Expense Ratio as of 4/30/09: 1.39%
Masters’ Select Focused Opportunities Fund (6/30/2006)	49.28%	-6.60%	n/a	n/a	-3.03%
S&P 500 Index	26.45%	-5.63%	n/a	n/a	-1.53%
Gross Expense Ratio: 1.36% Net Expense Ratio as of 4/30/09: 1.28%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. The funds impose a 2.00% redemption fee on shares held less than 180 days. Performance does not reflect the redemption fee. If reflected, performance would be lower.

The performance quoted does not include a deduction for taxes that a shareholder would pay on distributions or the redemption of fund shares. Indexes are unmanaged, do not incur expenses, taxes or fees and cannot be invested in directly. See pages 76-77 for the index definitions.

Each of the funds may invest in foreign securities. Investing in foreign securities exposes investors to economic, political and market risks and fluctuations in foreign currencies. The Master’s Select International Fund will invest in emerging market countries, which involve additional risks such as government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets. Each of the funds may invest in the securities of small companies. Small-company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies. Masters’ Select Value and Masters’ Select Focused Opportunities are non-diversified funds, which means that each respective fund may concentrate more of its assets in fewer individual holdings than a diversified fund. Though primarily equity funds, the Value and Focused Opportunities funds may invest portions of assets in securities of distressed companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may become worthless.

Gross and net expense ratios are for the institutional share class and are per the Prospectus dated April 30, 2009. Through April 30, 2010, Litman/Gregory has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 0.95% of the average daily net assets of the International Fund, 1.08% of the average daily net assets of the Value Fund and 1.02% of the Focused Opportunities Fund. Litman/Gregory may voluntarily waive a portion of its advisory fee in addition to those fees that are contractually waived. Litman/Gregory has agreed not to seek recoupment of advisory fees waived. Through April 30, 2010, Litman/Gregory has voluntarily agreed to waive a portion of its management fee to pass through any costs benefits resulting from sub-advisor breakpoints, changes in the sub-advisory fee schedules or allocations within the Equity Fund, the International Fund, the Value Fund, the Smaller Companies Fund, and the Focused Opportunities Fund.

Funds’ Performance 3

Dear Fellow Shareholder,

A year ago the first line of our shareholder report stated that 2008 had been the worst year for the stock market since 1931. A year later we’ve experienced, collectively, the best year ever for the Masters’ Select funds. Each domestic fund returned over 40% on the year, ranging from 44.0% for Masters’ Select Value to 50.6% for Masters’ Select Smaller Companies. The returns were strong on an absolute basis and also relative to each fund’s benchmark, ranging from Masters’ Select Equity’s 16.0 percentage point advantage over the Russell 3000 Index to Masters’ Select Smaller Companies 23.4 percentage point margin over the Russell 2000 Index. Masters’ Select International did not do as well though it posted a very solid 38.5% return.

Though we did not anticipate the magnitude of Masters’ Select 2009 outperformance, we did believe that the markets had become dysfunctional in the third and fourth quarter of 2008 and that many stocks were extremely mis-priced. We wrote about this in our reports beginning with our third quarter 2008 report. We believe last year’s performance can be explained in large part by our sub-advisors’ discipline in sticking to their fundamental approaches and believing in their research. In many cases, they stayed with stocks that had hurt them in 2008 and subsequently benefited from powerful rebounds as markets began again to price stocks based on underlying company fundamentals. In short, they avoided the whipsaw that can critically damage the returns of many investors.

How Whipsaw Can Destroy Returns

Whipsaw is a potential problem for all investors—professionals and individuals. In the case of individuals the phenomena is best exemplified by performance chasing. Funds that have had a good run of performance tend to get plenty of flattering media attention that spotlights the fund’s management team and their good decisions. The media exposure and performance record ultimately convince investors that they should invest in the fund. None of this is surprising and there are certainly funds that have performed well that are run by truly skilled stock pickers. The challenge is figuring out which fund managers are truly skilled and which are lucky. It’s our perception that through no fault of their own, most fund investors simply don’t have the practical tools—the knowledge, experience, data, time, and access to managers—to do this well or, in some cases the temperament to stick with deserving managers when they hit an inevitable slump. As a result their decision to invest in a fund frequently follows a lengthy run of great performance, which unfortunately is often close to the point at which it may begin to experience a performance slump. After suffering through a period of poor performance, the fund investor eventually loses patience and jumps to another hot fund, potentially repeating the process.

A great example of whipsaw was discussed in a December 31, 2009 article in the Wall Street Journal. The article reported that the best fund of the decade was CGM Focus, which delivered a 10-year average annualized return of 18.2%. However, according to data from the fund research firm Morningstar, the average return earned by investors in this fund was, incredibly, a loss of -10.8%—almost 30 percentage points less per year than the fund actually earned! How was that possible? Morningstar calculates their investor returns by dollar-weighting them so that the return earned for each period is weighted based on the dollars invested in the fund. This means that a fund’s investor return can be less than the actual return earned by the fund, if investors tended to have more dollars invested when the fund performed poorly than when it performed well. CGM Focus, though it has a great long-term record, also is a highly volatile fund which has tended to experience periods of extreme out- and underperformance. This type of very hot or very cold performance makes it a strong candidate for investor whipsaw. After its hot streaks investors read or heard about it and invested. But cold streaks often followed and after a year or two of poor performance investors would dump their shares—missing out on the rebound that often followed.

4 The Masters’ Select Funds Trust

The Masters’ Select Funds are Designed to Provide Shareholders with Investments they Can Hold with Confidence

When we created the first Masters’ Select Fund in 1996, we hoped that the combination of a compelling line-up of managers, a long-term mandate to own only their highest-conviction stocks, and Litman/Gregory’s expertise in setting the manager lineup would give shareholders the confidence to view the funds as long-term core holdings—potentially avoiding whipsaw. We want to reiterate that message as we consider the funds’ performance path over the past several years. After a strong multi-year run of performance in the first half of the 1990s, we attracted a lot of assets to the funds. Subsequently, we had a stretch of poor performance for several of our funds that led some shareholders to sell, and in turn miss the sharp subsequent rebound that began roughly a year ago. Masters’ Select Equity had a similar experience after a poor relative performance year in 1998 led to redemptions. The fund went on to outperform its benchmark for six straight years, eventually attractive strong inflows that led us to temporarily close the fund. As discussed, this pattern of buying and selling is common throughout the fund industry. But we’ve always sought through our communications to help our shareholders understand what they should expect from the funds and what Litman/Gregory’s role is, and thereby retain the confidence required to benefit from both the rebounds that often follow the difficult stretches, and ultimately the long-term performance we are seeking to deliver.

In short, shareholders should recognize that there will likely be periods of shorter-term underperformance because active managers invest differently from a benchmark. However, without this “benchmark risk” there can be no long-term outperformance – if you invest the same as the benchmark, your performance will match the benchmark (and trail after expenses). We are comfortable with higher levels of benchmark risk for four reasons: 1) we believe our lineup of managers is skilled and their willingness to invest differently will generate long-term outperformance; 2) our managers have a mandate to own only their highest-conviction stocks and to ignore the short-term when they believe it has no bearing on their long term return expectations; 3) Litman/Gregory has put together a lineup of managers with complementary skills and approaches, which brings an element of diversification, and 4) we closely monitor the managers to ensure that they continue to deserve our confidence.

When one of our managers has a difficult stretch of performance, we go back to our original investment thesis, and ask “what did we like about this manager and are the reasons for our high level of confidence still in place?” The same approach can (and we believe should) be applied by a Masters’ Select shareholder to the Funds. The four reasons noted above comprise this simple thesis for Masters’ Select, and Litman/Gregory’s mission as the fund’s advisor is to apply all of our considerable due diligence knowledge and experience to safeguard that it is being followed. This means frequent discussions with our managers to assess the quality of their thinking on an ongoing basis and to make sure they remain mindful of their mandate to give us only their best ideas. Ultimately it means keeping underperforming managers when our research tells us it is right to do so, and to firing managers when our research tells us that is the right thing to do—but not simply because a manager has slumped for a year or two. Taken together, we believe all of this constitutes the Masters’ Select edge, and this is critical for our shareholders to understand when they make the decision to invest with us— hopefully a decision that will lead to many years as a shareholder as part of a lifetime of investing.

Challenges Ahead

The recovery of the stock market that began last March was no doubt a relief to most investors. However, challenges remain. While we may have emerged from recession, the economy remains fragile with too much debt on household balance sheets and piles of debt rapidly building on our government’s balance sheet. More than ever we believe skilled stock picking will be an important factor in investor returns in the coming years. While we would prefer a more inviting macro outlook we believe that the environment in the years ahead will likely be to the relative advantage of skilled stock pickers with the ability to focus only on their most compelling opportunities. We believe our Masters’ Select managers fall into this category.

While many of our managers are well known in the investment world and mutual fund circles, one recently received a particularly impressive honor. David Herro, one of the sub-advisors to Masters’ Select International and also a manager of Oakmark International, was recently named as the International Manager of the Decade by Morningstar, an independent fund research firm and data provider. Masters’ Select shareholders have benefited from Herro’s considerable skills for the entire decade and more—he has been running a portion of Masters’ Select International since the fund’s inception in 1997.

As we look ahead it is worth noting that each of the Masters’ Select funds has sizable tax loss carryforwards that make it highly unlikely that they will make a capital gains distribution in 2010 and possibly beyond.

We continue to invest alongside you. Litman/Gregory principals, employees and the Masters’ Select independent trustees collectively owned $11.1 million in Masters’ Select fund shares as of 12/31/09.

As always we thank you for your trust and confidence and will continue to do all that we can to earn it.

Sincerely,

Ken Gregory and Jeremy DeGroot

Litman/Gregory Fund Advisors, LLC
Advisor to the Masters’ Select Funds

Shareholder Letter 5

Performance discussions for the Equity Fund and the International Fund are specifically related to the Institutional share class.

Some of the comments are based on current management expectation and are considered “forward-looking statements”. Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statement by words such as “estimate”, “may”, “expect”, “should”, “could”, “believe”, “plan”, and similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

References to other mutual funds should not be interpreted as an offer of these securities.

Diversification does not assure a profit or protect against a loss in a declining market.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

Please see pages 76-77 for index definitions. You cannot invest directly in an index.

Please see page 78 for industry definitions.

6 The Masters’ Select Funds Trust

Masters’ Select Equity Fund Review

Masters’ Select Equity Fund returned 24.5% for the six months ended December 31st. That return compared favorably to the Russell 3000 Index 23.2% return. For all of 2009 Masters’ Select Equity delivered a very strong 44.3% return, significantly better than the 28.3% return for the benchmark. (These returns pertain to the fund’s original share class. A no-transaction fee share class was launched in the middle of 2009.)

We are obviously very pleased with these returns. And with the first decade of the century now complete we look back on what has been a very tough 10 years for the stock market. We take some satisfaction in the fact that over the last 10 years Masters’ Select Equity out-returned its Russell 3000 Index benchmark by 1.37 percentage points per year. On a hypothetical $10,000 investment this would have amounted to an additional $1,436 at the end of the decade. Masters’ Select Equity also out-returned its benchmark since the fund’s inception. And it has beaten the S&P 500 Index since its inception and over ten years.

Performance as of December 31, 2009

	Average Annual Total Returns
	One-	Three-	Five-	Ten-	Since
	year	Year	Year	Year	Inception
Masters’ Select Equity Fund - Institutional Class (12/31/96)	44.30%	-7.04%	-1.61%	1.17%	5.90%
Russell 3000 Index	28.34%	-5.42%	0.76%	-0.20%	5.22%
S&P 500 Index	26.45%	-5.63%	0.41%	-0.95%	5.01%

Performance data quoted represents past performance; past performance is no guarantee of future results. See page 3 for a detailed discussion of the risks and costs associated with investing in the Masters’ Select Equity Fund.

Given our primary focus of delivering better returns than the broad stock market index over the long run, we place the greatest importance on long-term performance. In that regard we are pleased that Masters’ Select Equity has bested its Russell 3000 benchmark in each of the 37 rolling 10-year periods since its inception. (The first rolling 10-year period is measured 10 years after the fund’s inception. Each month-end thereafter a new 10-year period is added.) This long-term performance was achieved with ups and downs along the way. Highlights included a strong 2009 and six consecutive calendar years outperforming the Russell 3000 Index—a stretch that ran from 1999 through 2004. The lowlight was, without a doubt, 2008.

Four of the fund’s sub-advisors have been part of Masters’ Select since it was launched—Mason Hawkins, Dick Weiss, the Friess Associates team headed by Bill D’Alonzo, and the Chris Davis/ Ken Feinberg team (originally Chris Davis’ father, Shelby Davis was the lead manager on their portion of the portfolio). All four have delivered returns that have bested their benchmarks and they have been committed partners on the fund. In recent years, growth teams from Sands Capital and Turner Investment Partners were added, as was value manager Clyde McGregor of Harris Associates.1 We continue our commitment to maintaining a mix of highly skilled stock pickers who give the fund exposure to a breadth of styles and market caps and who, in several cases, also invest globally.

Portfolio Commentary

A number of factors contributed to the fund’s performance during 2009. The highlights follow.

Performance of managers: In 2009, six of the seven Masters’ Select Equity stock pickers outperformed their respective benchmarks while one manager significantly underperformed his respective benchmark. Of the six outperforming managers, the margin of outperformance ranged from 2.2 percentage points to 50.8 percentage points, with four managers beating their benchmark by a margin of 20 percentage points or more.

As we have written in the past, we do not expect short-term outperformance from every manager in every time period, however long term outperformance relative to benchmarks is our goal for all of our investment managers. Through December 31, 2009, all four of the sub-advisors who have been on the fund since its inception 13 years ago have achieved that goal. The other three sub-advisors have yet to build a long-term record on Masters’ Select Equity. We believe, but obviously cannot guarantee, that they will ultimately outperform as well. (So far, two of the three have done so over their tenure to date.)

Sector and stock-picking impact: Though all Masters’ Select portfolios are driven by bottom-up stock picking, the sector exposure that results may provide some insight into the funds’ relative performance. Based on our attribution analysis for the year, which looks at the relative contribution to performance from sectors and stocks, Masters’ Select Equity’s overall sector exposure added some value relative to the Russell 3000 benchmark, but stock selection was the primary contributor to the fund’s strong performance relative to its benchmark. This is consistent with what we expect over the long run. The fund’s overweighting to the strong-performing consumer-discretionary sector was a positive, as was its underweighting to the weaker consumer staples and utilities sectors. The fund’s average cash weighting of over 4% during the year was a drag on performance given strong stock returns in 2009. In terms of stock selection, four of the fund’s 10 largest contributors were technology names, including holdings Sun Microsystems, Google, and Apple, which were each up more than 100%. Energy names Chesapeake Energy, EOG Resources, and Canadian Natural Resources were also among the fund’s top 10 contributors for the year. The two biggest detractors from performance were Tyco Electronics and ConocoPhillips, which each cost the fund less than a percentage point of return. See page 11 for commentary written by the fund’s sub-advisors on some of the fund’s holdings.

Fund Summary 7

Leaders and laggards: The table below lists the biggest contributors and detractors to the fund’s performance over the past 12 months. It is important to understand that whether a stock has lost (or made) money for Masters’ Select Equity for the past 12 months tells us nothing about how successful the holding has been during the entire period it was held, or how successful it may become. The fund will hold many stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold. So in that respect, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings.

Masters’ Select Equity Fund Contribution by Holding
For the Year Ended December 31, 2009

Top 10 Contributors

Portfolio
Security	Contribution
Sun Microsystems, Inc.	3.04%
Liberty Media Holding Corp. – Entertainment	2.72%
American Express Co.	2.14%
Google, Inc. – Class A	2.04%
Chesapeake Energy Corp.	1.93%
EOG Resources, Inc.	1.55%
Canadian Natural Resources Ltd.	1.40%
Dell, Inc.	1.28%
Level 3 Communications, Inc.	1.25%
Apple, Inc.	1.18%

Bottom 10 Contributors

Portfolio
Security	Contribution
Tyco Electronics Ltd.	(0.68)%
Conoco Phillips	(0.65)%
J.P. Morgan Chase & Co.	(0.55)%
A123 Systems, Inc.	(0.27)%
Cephalon, Inc.	(0.22)%
Synaptics, Inc.	(0.21)%
First Solar, Inc.	(0.21)%
General Mills, Inc.	(0.20)%
HUB Group, Inc.	(0.20)%
CapitalSource, Inc.	(0.20)%

Portfolio mix: There were two notable shifts in the portfolio’s sector allocations during the year. One was an increase in the fund’s allocation to health care, from 9.7% to 16.6%. Among new health care holdings, the largest portfolio weightings include Kinetic Concepts, Omnicare, Merck, and Johnson & Johnson. The other change was a reduction in consumer-related holdings in the consumer-discretionary and consumer staples sectors. Nevertheless, the fund remains overweighed to the consumer-discretionary sector. Among the largest consumer-related holdings that remain in portfolio are Disney, Costco, and Mohawk. Consumer holdings that were sold from the portfolio include Advance Auto Parts, CVS Caremark, and BJs Wholesale.

The fund’s portfolio has always looked quite different than its Russell 3000 benchmark. The differences are apparent not only in the sector exposure but also the fund’s sizable exposure to foreign domiciled companies such as Cemex SA, Cheung Kong Holdings, Ltd and New Oriental Education and Technology.

By Asset Class

Market Capitalization:
Small-Cap Domestic < $1.7 billion
Mid-Cap Domestic
Large-Cap Domestic > $12.2 billion

* Totals may not add up to 100% due to rounding.

By Sector

	Sector Allocation
			Russell 3000
	Fund as of	Fund as of	Index as of
	12/31/08	12/31/09	12/31/09
Consumer Discretionary	17.4%	12.0%	10.5%
Consumer Staples	7.0%	2.6%	10.1%
Energy	15.6%	13.3%	10.8%
Finance	17.8%	18.8%	14.9%
Health Care & Pharmaceuticals	9.7%	16.6%	12.7%
Industrials	7.4%	9.6%	10.8%
Technology	17.2%	17.1%	19.3%
Telecom	1.0%	1.7%	3.0%
Utilities	0.0%	0.0%	3.9%
Materials	3.6%	3.6%	4.1%
Cash Equivalents & Other	3.2%	4.7%	0.0%
	100.0%	100.0%	100.0%

8  The Masters’ Select Funds Trust

Closing Thoughts

It is important that investors understand what we are seeking to accomplish with Masters’ Select. By virtue of the quality of our stock pickers, their focus on only their highest conviction holdings, the fund’s overall diversification in terms of the number of stocks and managers, and the oversight of Litman/Gregory, we seek to offer a core equity fund holding that investors can have confidence in over the long run. It is our hope that investors with a clear understanding of what we believe constitutes the long-term edge for Masters’ will be in a better position to accept the inevitable shorter-term swings in performance and thereby earn satisfying long-term returns. We believe our long-term record relative to broad stock market benchmarks such as the Russell 3000 Index and S&P 500 validates this confidence.

As we look ahead to what may be another challenging decade, we believe that the range of returns delivered by equity funds could be quite wide, with differences partly driven by stock picking skill. Whatever the environment, we look ahead with a great deal of confidence in our group of sub-advisors. Each of the original four have proven themselves to us with 13 years of benchmark-beating performance. These four have averaged 3.90 percentage points of average annual outperformance relative to their benchmarks over that time (this is an equal-weighted average of each sub-advisors performance over his benchmark). It is also true that some, though not all, of the managers who we did not retain had less successful performance, and we have learned important lessons from that experience. In that regard, we believe that the new sub-advisors we hired (Clyde McGregor and the Sands and Turner teams) are particularly well suited to running concentrated portfolios. With their addition we believe the Masters’ Select Equity team is stronger than it has ever been.

As we move into 2010 we do so with at tax loss carry forward equal to 26.5% of the fund’s end of year assets. It is unlikely that the fund will make a capital gain distribution in 2010 and possibly beyond.

As always we value your confidence and look forward to investing with you for years to come.

[1]
The managers and their respective benchmarks are: Bill D’Alonzo: Russell 2500 Growth Index; Christopher Davis and Ken Feinberg: S&P 500 Index; Mason Hawkins: Russell 3000 Value Index; Clyde McGregor: Russell 3000 Value Index; Frank Sands Jr, and Michael Sramek: Russell 1000 Growth Index; Bob Turner: Russell 1000 Growth Index; Dick Weiss: Russell 2000 Index.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions.

Diversification does not assure a profit or protect against a loss in a declining market.

Fund Summary  9

Masters’ Select Equity Fund Managers

			MARKET
		TARGET	CAPITALIZATION
INVESTMENT		MANAGER	OF COMPANIES	STOCK-PICKING
MANAGER	FIRM	ALLOCATION	IN PORTFOLIO	STYLE
Christopher Davis/	Davis Selected Advisers, L.P.	20%	Mostly large companies	Growth at a
Kenneth Feinberg				reasonable price
Bill D’Alonzo and Team	Friess Associates, LLC	10%	All sizes, emphasis is	Growth
			on small and mid-sized
			companies
Mason Hawkins	Southeastern Asset	20%	All sizes and global, may	Value
	Management, Inc.		have up to 50% foreign
			stocks
Clyde McGregor	Harris Associates L.P.	20%	Mostly mid- and large-	Value
			sized companies
Frank Sands, Jr./	Sands Capital	10%	All sizes, but mostly large	Growth
Michael Sramek	Management, LLC		and mid-size companies
Robert Turner/	Turner Investment	10%	All sizes, but mostly large	Growth
Christopher McHugh/	Partners, Inc.		and mid-size companies
William McVail
Richard Weiss	Wells Capital	10%	All sizes, emphasis is	Growth at a
	Management, Inc.		on small and mid-sized	reasonable price
			companies

Equity Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the Masters’ Select Equity Fund from inception (12/31/96) to present compared with the Russell 3000 Index and the Lipper Multi-Cap Core Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

10  The Masters’ Select Funds Trust

Masters’ Select Equity Fund Stock Highlights

Inverness Medical Innovations, Inc. – Bill D’Alonzo

When medical conditions are caught early and treated continuously, it typically results in good outcomes and cost savings. By combining rapid diagnostic tools with health management services, Inverness helps on both sides of the equation.

NYSE-listed Inverness Medical Innovations, Inc. (IMA) is the world’s largest manufacturer of rapid point-of-care and at-home diagnostic tests. Following a series of recent acquisitions, it’s also the second largest domestic provider of health management services through its Alere subsidiary. With programs designed to cover the entire lifespan, from maternity to end-of-life care, Inverness focuses in the areas of cardiology, women’s health, infectious disease, oncology and drug abuse. Revenues grew 27 percent in the 12 months through September to $1.9 billion.

September-quarter earnings grew 61 percent, beating estimates by 21 percent. Quarterly sales increased 22 percent, driven by a 32 percent jump in diagnostic product revenue. Demand for flu tests as a result of the H1N1 pandemic and cardiology tests that diagnose congestive heart failure drove results.

The Friess Associates team spoke to Vice President of Finance Jon Russell regarding growth opportunities for the company’s rapid HIV tests. Due to the benefits of early detection, the Center for Disease Control now recommends routine rather than risk-based HIV testing. The company’s new HIV viral load test for earlier HIV diagnosis was rolled out in Africa earlier this year.

An alliance between CVS and Alere highlights the scalability of Inverness’ business model as it attempts to lower costs and give consumers greater control of health care decisions. Participants will have access to services ranging from in-home monitoring devices for at-risk patients to face-to-face counseling at approximately 500 MinuteClinics and nearly 7,000 CVS locations.

The Friess Associates team purchased Inverness at 12 times 2010 earnings estimates. Wall Street expects the company to grow earnings 15 percent in that period.

Merck & Co., Inc. – Christopher Davis/Kenneth Feinberg

Merck is one of the world’s largest pharmaceutical companies, is very profitable with 30% operating margins, is highly cash generative, and has a strong balance sheet with net debt equal to only about one year’s net income. It will benefit from both the aging of the population in the developed world and the growing disposable incomes in the developing world. Seniors over the age of 65 have three times as many prescriptions as the rest of the population and American baby boomers are just starting to turn 65. Also, health care as a % of GDP is 18% in the U.S. and 10-11% in many Western European countries but only 6-8% in emerging markets such as China and Brazil. Over the next couple of decades, health care spending should grow faster than GDP in these emerging markets.

Following the November 2009 closing of the Schering-Plough acquisition, Merck has the enviable combination of one of the best patent expiration profiles in the industry and the best pipeline amongst its peers. With 18 late-stage compounds, several of which are potential blockbusters, Merck is poised to overcome the 20% of sales facing patent expirations over the next five years. Merck is also well exposed to faster growing international markets with over half of sales from foreign countries. Earnings growth is expected to be in the mid to high single digits a year over the next five year period.

The management team led by CEO Dick Clark is experienced and disciplined. Capital discipline has been particularly good. Before the Schering-Plough deal, Merck had only spent 7% of its free cash flow generated over the past decade on acquisitions. Head of Research Peter Kim leads one of the most respected R&D teams in the industry.

One question we always ask ourselves is “Where could we be wrong?” Although health care reform has generated a great deal of headlines we estimate the proposed initiatives will reduce Merck’s earnings by a manageable 5% - in part because over half the sales are outside the U.S. Another potential concern is that in September 2010, Merck is scheduled to go to arbitration regarding the status of its rheumatoid arthritis joint venture with Johnson & Johnson. We believe Merck has a strong position but in any case the risk again remains manageable as the JV accounts for approximately 7% of earnings.

A longer term risk is the potential impact of the IMPROVE-IT trial which should produce results in 2013. The cholesterol-lowering drugs Zetia and Vytorin account for 9% of sales and the trial is designed to assess whether their ability to lower LDL cholesterol results in positive clinical outcomes. We are optimistic about the potential for a positive trial result given the large body of evidence supporting lowering LDL cholesterol, but should the results be negative we feel the current low valuation of 11x our estimate of 2010 owner earnings with a 4% dividend yield provides an adequate margin of safety.

Schlumberger Ltd. – Frank Sands Jr./Michael Sramek

Schlumberger Ltd. (SLB) was added to the Select Equity and Focused Opportunities funds by Sands Capital Management in September, 2009. Schlumberger is the world’s largest oilfield services company and the clear industry leader in most of the high-margin, high-value-added, exploration-related oilfield service lines such as wireline, logging while drilling, directional drilling, well testing, drilling fluids, coiled tubing, and seismic. These technology-focused services are essential for discovering and producing more oil and natural gas so that increasingly constrained global supply can meet structurally higher global demand over the long term. While there are no doubt cyclical influences in Schlumberger’s business (as we are experiencing currently), over the long-term we expect the structural supply/ demand forces to overwhelm the cyclicality, drive increased adoption of Schlumberger’s services, and help to generate average-annual EPS growth of nearly 20% for the business.

The Great Recession of 2008-2009 clearly interrupted the secular trend of growing global energy demand. Global demand for oil and natural gas fell approximately 3% and 5%, respectively, causing a sharp decline in prices and a severe slowdown in drilling activity, especially in North America. This sequence of events adversely impacted the entire energy complex including Schlumberger, whose third quarter revenues and earnings declined 25% and 48% y/y, respectively. While these results were very weak in an absolute sense, they were slightly better than consensus expectations, and much better than those of its competitors (evidencing share gains and product differentiation for Schlumberger).

Fund Summary  11

Yet this period during which the short-term cyclical forces are dominating the long-term secular forces and causing an acute slowdown in the industry is likely to be relatively short-lived. We believe a rebound in hydrocarbon demand is inevitable, followed by a return to trend-line growth. Further, we think this rebound is likely soon, and that Schlumberger will be an outsized beneficiary of it. Already, economic indicators around the globe are improving, especially in emerging markets where most of the incremental demand for hydrocarbons is derived. The active rig fleet has stabilized and is actually growing again (especially the deepwater rig fleet, where service intensity can be five-to-ten times higher than land activity), services pricing appears to have reached a floor, and early signals are pointing to higher global upstream spending in 2010 over 2009 (in some cases substantial increases). And of course oil prices have risen from under $35/ barrel at the beginning of 2009 to over $80, while natural gas prices have risen from $3 to almost $6.

More importantly, none of the structural supply constraints for oil and natural gas have improved, and in fact the pullback in drilling activity has exacerbated the already fragile long-term supply situation for incremental oil and natural gas. Thus the core driver of Schlumberger’s growth (i.e., providing solutions that help to alleviate these supply constraints) remains intact. Additionally, the need to bring additional hydrocarbon production on-line has been spring-loaded, which is likely to lead to a sharp rebound in Schlumberger’s business as soon as demand does in fact normalize.

Finally, with a one-year-forward P/E of 24X’s on temporarily depressed earnings (below its historical average of 26X’s normalized earnings), Schlumberger’s stock does not currently appear to us to reflect the potential for a material recovery, let alone such a sharp rebound and sustained above-average growth thereafter. As this occurs, substantial appreciation in the shares is likely to follow, and hence we believe this is an opportune time to add the business to the portfolios.

American Superconductor Corp. – Robert Turner

The principal activities of American Superconductor Corporation (AMSC) are to design, develop, manufacture and market high temperature superconductor (HTS) wires and power electronic converters. The company operates through two segments namely: AMSC Superconductors and AMSC Power Systems. The AMSC Wire division develops and markets HTS wires. The superconductors division develops and markets electric motors and generators based on HTS wires. The Power electronic systems division designs, develops and markets power electronic converters and integrated systems. The product offerings are sold to electrical equipment manufacturers, industrial power users, builders of ships that utilize electric drives and businesses that produce and deliver electric power. American Superconductor offers an array of proprietary technologies and solutions spanning the electric power infrastructure, from generation to delivery to end use. The company is also a leader in alternative energy, providing proven, megawatt-scale wind turbine designs and electrical control systems. The company also offers a host of Smart Grid technologies for power grid operators that enhance the reliability, efficiency and capacity of the grid, and seamlessly integrate renewable energy sources into the power infrastructure. These include superconductor power cable systems, grid-level surge protectors and power electronics-based voltage stabilization systems. The company’s technologies are protected by a broad and deep intellectual property portfolio consisting of hundreds of patents and licenses worldwide. The company has operations in the United States and Germany.

Growth Opportunities: The majority of American Superconductor’s business is in power systems where the company facilitates increased electrical grid capacity and also supplies electrical systems used in wind turbines. The wind energy industry is the fastest growing source of energy according to the Global Wind Energy Council (GWEC). With 120 of Giga Watts installed throughout the world at the end of 2008, the GWEC predicts that by 2020 worldwide demand could exceed 1,000 Giga Watts. There is no greater example of this expected growth than in China. American Superconductor is heavily exposed to wind power expansion in China through its customer Sinovel Wind Co. Ltd., which represents 75% of American Superconductor’s revenues. Sinovel is a subsidiary of a state-run Chinese utility which provides good visibility into the ability for projects to receive funding and we believe Sinovel will be the main driver of future earnings for American Superconductor. China expects to expand its wind capacity with a target of 120 to 150 GW of wind capacity by 2020, which would be a significant increase from the 20 GW capacity China currently uses. With this expansion, we expect to see substantial business awarded to Sinovel, considering that Sinovel controls 40% market share of the Chinese wind market. In addition to the Sinovel relationship, other turbines customers that American Superconductor can utilize include China’s Dongfang Turbine Co. and China’s CSR Zhuzhou Electric Locomotive Research Institute Co. In addition to China, the company has also recently won relatively large contracts in Australia, the UK, and the U.S. and should also benefit from the planned expansion of Sinovel in the UK and U.S. Hyundai Heavy Industries is an example of a new client that is not based in China which illustrates the company’s diversification. On the horizon, American Superconductor’s D-VAR system will provide the company with solid exposure to new smart grid contracts, which are set to roll out over the next two years in various regions throughout the world. Additionally, American Superconductor should also profit from the Tres Amigas project, which will enable the three U.S. power grids to buy and sell electricity amongst each other. American Superconductor should be a key supplier to the Tres Amigas project based in New Mexico and slated for completion by 2012. With that said, we believe that the booming Chinese wind industry and American Superconductor’s relationship with Sinovel should be the key drivers to future growth and strong earnings for the company in 2010 and beyond.

12  The Masters’ Select Funds Trust

Valuation of Company: The security is trading at 36 times its fiscal year 2011 earnings and 30 times fiscal year 2012 earnings based on Street consensus EPS estimates. While the multiple may seem high for an industrial stock, we believe it is more than justified given the company’s growth prospects. American Superconductor is projected to grow revenues over 36% in fiscal year 2011 and another 24% in fiscal year 2012. Earnings over the same period are expected to appreciate 92% and 24% respectively. Based on global initiatives to upgrade power grids and new interconnect standards that require more efficient output, we believe American Superconductor has an attractive opportunity in front of them, given the $600,000 average selling price for their D-VAR system (Dynamic Volt-Amp-Reactive) and their industry leading market share. We believe these estimates will move higher over the next 12 months as we see a 20% upside to current consensus.

Time Warner Cable, Inc. – Dick Weiss

Time Warner Cable, Inc. (TWC) provides video, data, and voice service to residential and commercial customers in the United States. The company serves approximately 14.6 million customers across 28 states primarily in New York, the Carolinas, Ohio, California, and Texas. TWC had been an integral part of Time-Warner for many decades. In early 2007, approximately 20% was spun out to Time-Warner shareholders to establish a market value. The remaining stock was distributed in 2008 so that virtually all of the stock is owned by the public. This is a key difference TWC has with its peers Comcast and Cablevision, where majority voting control is held by insiders.

The cable business has been positively impacted over the last several years from its dominant high speed data network (HSD), which has allowed them to benefit disproportionately from the growth in the internet; cable has a bandwidth advantage over the telephone copper wired network. By bundling video, HSD and telephone, the cable companies have been able to sharply increase their revenue per subscriber as well as control churn to some degree. This bundled product has engineered a response by AT&T and Verizon to enter the video business to lessen the loss of phone lines and DSL. The entrance of the telco’s has been a key negative overhang for the stock.

Looking forward, this competitive dynamic should begin to shift positively back towards the cable business, including TWC, as video penetration slows for the large telecom providers due to their builds becoming more costly and operationally complex. For Cable TV, a new source of growth has emerged in the form of the small/medium company commercial telephone business. While currently only 5% of TWC’s revenue, commercial telco is expected to grow faster and be more profitable than its existing mix of business. In addition to growing commercial telco, TWC and other cable operators have begun to launch a mobile broadband product on the Clearwire network that will allow them to satisfy the growing desire of consumers to access the web outside of the home. This product will not materially generate earnings in the near term, but successful early penetration will give investors confidence about another long term revenue stream and increase the multiple on current earnings.

A near-term earnings tailwind is the improvement in the advertising markets as the economy moves past the advertising depression of the last few years. While advertising revenue is a relatively small revenue contributor for TWC at approximately 5%, the incremental profits are extremely high and will drop to the bottom line. Longer term, advertising revenue may grow materially as TWC, working with other cable operators, plans to build a national interactive advertising platform. This would provide advertisers with the feedback they desire from the internet with the viewing experience they desire from television.

Our private market value is substantially above the current stock price. While CATV will never again sell at OIBD1 P/E levels of 8-10x, the stocks should sell for more than the telcos given their faster growth and competitive advantages. In TWC’s case, the downside is limited by its large free cash flow which will essentially transfer the enterprise value from the bondholders to the shareholders over a period of time. At a P/E of 5.5x OIBD, the stock appears attractive.

Kinetic Concepts, Inc. – Clyde McGregor

Kinetic Concepts, Inc. is held in both the Value Fund and the Equity Fund. Please refer to the discussion on page 30.

1 Operating income before depreciation

In keeping with Southeastern Asset Management’s disclosure policies, Mason Hawkins has not contributed commentary on his holdings for this report.

See page 78 for Industry Terms and Definitions

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Fund Summary  13

Masters’ Select Equity Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2009

Shares		Value
COMMON STOCKS: 95.3%
Consumer Discretionary: 12.0%
15,500	Amazon.com, Inc.*	$2,085,060
252,042	DIRECTV – Class A*	8,405,601
244,000	Disney (Walt) Co.	7,869,000
278,000	Interpublic Group of Companies, Inc.*	2,051,640
38,600	Kohl’s Corp.*	2,081,698
103,000	Las Vegas Sands Corp.*	1,538,820
116,000	Mohawk Industries, Inc.*	5,521,600
20,800	New Oriental Education &
	Technology Group – ADR*	1,572,688
78,500	Petsmart, Inc.	2,095,165
278,620	Pulte Homes, Inc.*	2,786,200
49,500	Time Warner Cable, Inc.	2,048,805
		38,056,277
Consumer Staples: 2.6%
18,400	Coca–Cola Co.	1,048,800
74,330	Costco Wholesale Corp.	4,398,106
46,650	Procter & Gamble Co.	2,828,389
		8,275,295
Energy: 13.3%
88,200	Canadian Natural Resources Ltd.	6,345,990
159,100	Cenovus Energy Inc.	4,009,320
356,000	Chesapeake Energy Corp.	9,213,280
80,100	EnCana Corp.	2,594,439
56,590	EOG Resources, Inc.	5,506,207
29,500	FMC Technologies, Inc.*	1,706,280
60,000	National Oilwell Varco, Inc.	2,645,400
21,000	Range Resources Corp.	1,046,850
39,500	Schlumberger Ltd.	2,571,055
61,000	Smith International, Inc.	1,657,370
17,000	Transocean, Inc.*	1,407,600
72,700	XTO Energy, Inc.	3,382,731
		42,086,522
Finance: 18.8%
200,600	American Express Co.	8,128,312
368,500	Bank of New York Mellon Corp.	10,306,945
56	Berkshire Hathaway, Inc. – Class A*	5,555,200
120,000	CapitalSource, Inc.	476,400
107,500	Charles Schwab Corp.	2,023,150
527,000	Cheung Kong Holdings Ltd. – ADR	6,756,140
26,000	Fairfax Financial Holdings Ltd.	10,138,960
167,490	Genworth Financial, Inc.*	1,901,011
109,700	Glacier Bancorp, Inc.	1,505,084
70,000	HCC Insurance Holdings, Inc.	1,957,900
128,000	Loews Corp.	4,652,800
223,294	Ocwen Financial Corp.*	2,136,924
75,300	Transatlantic Holdings, Inc.	3,923,883
		59,462,709
Health Care, Pharmaceuticals & Biotechnology: 16.6%
39,990	Alexion Pharmaceuticals, Inc.*	1,952,312
37,900	Celgene Corp.*	2,110,272
107,500	Covidien Ltd.	5,148,175
49,600	Genzyme Corp.*	2,430,896
81,000	Health Management Association, Inc.*	588,870
38,000	Illumina, Inc.*	1,164,700
7,500	Intuitive Surgical, Inc.*	2,274,900
48,700	Inverness Medical Innovations, Inc.*	2,021,537
46,100	Johnson & Johnson	2,969,301
142,600	Kinetic Concepts, Inc.*	5,368,890
62,000	Laboratory Corporation of
	America Holdings*	4,640,080
42,300	Life Technologies Corp.*	2,209,329
332,400	MDS, Inc.*	2,542,860
85,300	Merck & Co., Inc	3,116,862
58,000	Mindray Medical International Ltd. –
	ADR	1,967,360
178,000	Omnicare, Inc.	4,304,040
72,000	Patterson Companies, Inc.*	2,014,560
84,149	Psychiatric Solutions, Inc.*	1,778,910
62,920	Vermillion, Inc.*	1,727,154
78,000	Warner Chilcott PLC – Class A*	2,220,660
		52,551,668
Industrials: 9.6%
48,100	American Superconductor Corp.*	1,967,290
33,300	Clean Harbors, Inc.*	1,985,013
137,290	Continental Airlines, Inc.*	2,460,237
25,500	FedEx Corp.	2,127,975
64,610	Genco Shipping & Trading Ltd.*	1,445,972
129,500	Kirby Corp.*	4,510,485
87,800	McDermott International, Inc.*	2,108,078
99,100	Rockwell Collins, Inc.	5,486,176
150,300	Snap-on, Inc.	6,351,678
420,000	Taser International, Inc.*	1,839,600
		30,282,504
Materials: 3.6%
82,840	AK Steel Holding Corp.	1,768,634
27,500	Barrick Gold Corp.	1,082,950
525,000	Cemex S.A.B. de C.V. – ADR	6,205,500
26,600	Monsanto Co.	2,174,550
		11,231,634
Technology: 17.1%
65,530	ASML Holding N.V .	2,233,918
62,640	Aixtron AG – ADR	2,098,440
457,390	Alcatel-Lucent – ADR	1,518,535
12,300	Apple, Inc.*	2,593,578
174,000	Ariba, Inc.*	2,178,480
107,600	Aruba Networks Inc.*	1,147,016
85,000	Avago Technologies Ltd.*	1,554,650
233,200	Broadridge Financial Solutions, Inc.	5,260,992
98,560	CyberSource Corp.*	1,982,041
115,000	Cypress Semiconductor Corp.*	1,214,400
513,000	Dell, Inc.*	7,366,680
216,355	Finisar Corp.*	1,929,887
8,650	Google, Inc. – Class A*	5,362,827
78,900	JDA Software Group, Inc.*	2,009,583
244,120	Micron Technology, Inc.*	2,577,907
46,800	Netlogic Microsystems Inc.*	2,164,968
145,000	NVIDIA Corp.*	2,708,600
54,800	QUALCOMM, Inc.	2,535,048
330,087	Symmetricom, Inc.*	1,716,452
54,000	Telvent GIT, S.A.	2,104,920
94,875	Western Union Co.	1,788,394
		54,047,316

14  The Masters’ Select Funds Trust

Masters’ Select Equity Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2009

Shares/
Principal
Amount		Value
	Telecommunication Services: 1.7%
3,587,480	Level 3 Communications, Inc.*	$5,488,844
	TOTAL COMMON STOCKS
	(cost $262,500,154)	301,482,769

	SHORT-TERM INVESTMENTS: 5.0%
15,920,000	State Street Bank & Trust., 0.005%,
	12/31/09, due 01/04/10 [collateral:
	par value $15,210,000,
	Fannie Mae, 5.625%, due 07/15/2037,
	value $16,255,688] (proceeds
	$15,920,009)	15,920,000

	TOTAL SHORT-TERM INVESTMENTS
	(cost $15,920,000)	15,920,000

	TOTAL INVESTMENTS IN SECURITIES
	(cost $278,420,154): 100.3%	317,402,769

	Liabilities in Excess of Other Assets: (0.3)%	(1,151,983)

	Net Assets: 100%	$316,250,786

	Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
*	Non-Income Producing Security

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  15

Masters’ Select International Fund Review

During an outstanding year for stocks around the globe, Masters’ Select International lagged its benchmark but generated strong absolute returns that ranked in the top 17% by Morningstar in the Foreign Large Blend Category (see below for more details). For the six months ended December 31, the fund returned 19.7% versus 24.4% for its benchmark, the S&P Global ex-US Large Mid Index. For the full year the fund gained 38.5%, while its benchmark was up 42.6%.

At Masters’ Select our primary focus is on long-term performance. In that regard Masters’ Select International has a strong record relative to its benchmark. Since its inception over 12 years ago, the fund’s average annual return of 9.1% is well ahead of its benchmark’s 6.4% return. It has also out-returned its benchmark over 10 years and over every one of the 26 rolling 10-year periods since its inception. (The first rolling 10-year period is measured 10 years after the fund’s inception. Each month thereafter a new 10-year period is added.) Relative to its peers it has also performed extremely well with better than top quintile performance in trailing time periods—as of December 31 2009, Morningstar, Inc. ranked Masters’ Select International Fund in the top 17th, 16th, 11th and 10th percentiles among 823, 635, 462, and 249 Foreign large Blend Funds over the trailing one-, three-, five- and ten-year periods, respectively, based on total return.1

Performance as of December 31, 2009

	Average Annual Total Returns
		Three-			Since
	One-Year	Year	Five-Year	Ten-Year	Inception
Masters’ Select
International Fund
- Institutional Class
(12/1/97)	38.54%	-3.02%	6.89%	3.99%	9.08%
S&P Global (ex U.S.)
LargeMid Cap Index	42.55%	-2.45%	6.65%	3.20%	6.43%

Performance data quoted represents past performance; past performance is no guarantee of future results. See page 3 for a detailed discussion of the risks and costs associated with investing in the Masters’ Select International Fund.

As we consider the fund’s performance it is useful to consider not just the fund’s benchmark (the S&P Global ex-U.S. Large Mid Index), but also real-world investable alternatives to those benchmarks. Low-cost index funds are the obvious alternative. In that regard it is interesting to observe the performance of some index funds in the international equity space relative to the underlying indexes. To assess this we looked at the Morningstar Fund Analyst Picks in the Foreign Large Blend category. There are nine funds that Morningstar recommends, and as of the end of 2009, Masters’ Select International continues to be one of them.2 Of the nine, two are index funds. The best performing of the two is the Vanguard Total International Stock Index, with expenses of 0.27%. The Vanguard fund tracks a broad MSCI benchmark that includes emerging markets and so its investment universe is comparable to the Masters’ Select International benchmark.

The following table matches up the return of the Vanguard fund with the broad international index that Masters’ Select uses as its benchmark.

	Average Annual Total Return
	as of 12/31/09
		Three-
	One-Year	Year	Five-Year	Ten-Year
Vanguard Total
International Index Fund	36.73%	-4.07%	5.26%	2.29%
S&P Global (ex U.S.)
LargeMid Cap Index	42.55%	-2.45%	6.65%	3.20%

Interestingly, the performance of the Vanguard Total International Index Fund versus our S&P Global ex-U.S. Large Mid Index benchmark was quite different in 2009, with the fund not doing nearly as well as the benchmark. The index fund also underperformed over longer trailing time periods when compared to the S&P Global ex-U.S. benchmark, though much of the longer-term underperformance is explained by 2009. The Vanguard fund underperformed its own benchmark index by 3.69 percentage points in 2009, and it underperformed ours by a larger 5.82 percentage points. We think this is an interesting observation as we compare real world investing for an index fund, which involves expenses and potential transaction-related complications, to the somewhat hypothetical world of a benchmark. The bottom line is that the Vanguard Total International Index Fund, a highly regarded index fund which offer a real world investable alternative for passive investors, returned meaningfully less than our S&P Global ex-U.S. Large Mid Index benchmark over all trailing time periods over the last ten years (1, 3, 5, 10 year time periods).

Portfolio Commentary

A number of factors contributed to the fund’s performance during 2009. The highlights follow.

Performance of managers: In 2009, three of the fund’s six managers outperformed their respective benchmarks. For the year, the performance of individual managers ranged from 22.1% to 51.0%. There are five managers who have been with the fund for at least three years. Three out of these five have beaten their benchmarks over their full tenure with Masters’ Select International, while one has roughly matched the index.3 We expect that over shorter periods we will have a mix of underperforming and outperforming managers. Longer term, we expect all of our managers to beat their respective benchmarks. Time will tell if we are right.

Sector/country and stock-picking impact: Though all the Masters’ Select funds are driven by bottom-up stock picking, the sector and regional exposures that result from this process may provide some insight into the fund’s relative performance. Based on our attribution analysis versus the S&P Global ex-U.S. Large Mid Index, the fund’s cash position and overall sector exposures detracted from relative performance. With the broad international market up nearly 43% for the year, the fund’s average cash weighting of over 5% was a drag on performance. (Most of the cash was held at the sub-advisor level though we held a small portion at the fund level for part of the year to cover redemptions—the fund’s redemptions stopped in mid-2009 and it had steady net inflows over the remainder of the year). In terms of sectors, an underweighting to materials, the strongest-performing sector in 2009, hurt the fund’s relative performance. However, the fund benefited from its underweighting to utilities, the weakest-performing sector. The fund on average had an overweighted position to health care during the year. This also detracted from relative performance.

16 The Masters’ Select Funds Trust

At the country and regional level, the Masters’ Select country allocations aided performance in 2009. The fund’s underweighting to Japan helped relative performance as that country significantly underperformed the rest of the international markets. An overweighting to Latin America was also positive as it rose almost 100% during the year.

Stock selection overall contributed positively to the fund’s relative performance. It was strong in the consumer discretionary and telecommunications sectors. In the consumer sector, Carpetright, a British retailer focused on floor coverings, was up over 200%. In telecoms, Netia, a Polish telecom company, and Millicom International Cellular, a Luxembourg-based company that provides wireless services to many emerging-market countries, were up over 110% and 60%, respectively. All three stocks had a material impact on the fund’s absolute and relative performance. On the negative side, stock selection within financials was poor. Swiss Re, a Swiss reinsurer, was down over 50% before it was sold by one of the fund’s managers (it was purchased several months later by a different manager in the fund). See page 21 for commentary written by the fund’s sub-advisors on some of the fund’s holdings.

Leaders and laggards: The table below lists the biggest contributors and detractors to the fund’s performance over the past 12 months. It is important to understand that whether a stock has lost (or made) money for Masters’ Select International for the past 12 months tells us nothing about how successful the holding has been during the entire period it was held, or how successful it may become. The fund will hold many stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold. So in that respect, while it is interesting to know how specific stocks performed during the period, this information may be of limited value in assessing the ultimate success of these stock holdings.

Masters’ Select International Fund Contribution by Holding
For the Year Ended December 31, 2009

Top 10 Contributors

Security	Contribution
Carpetright Plc	2.65%
Petroleo Brasileiro SA	2.17%
Gafisa SA	2.15%
HON HAI Precision Industry Co. Ltd.	1.70%
Gazprom OAO	1.70%
Credit Suisse Group AG	1.49%
United Micro Electronics Corp.	1.45%
BNP Paribas	1.44%
Anheuser-Busch InBev NV	1.28%
Netia SA	1.24%

Bottom 10 Contributors

Security	Contribution
Precision Drilling Corp.	(1.23)%
Swiss Reinsurance	(0.94)%
Nintendo Co. Ltd.	(0.73)%
Net One Systems Co. Ltd.	(0.60)%
GDF Suez	(0.45)%
Seven Bank Ltd.	(0.43)%
Nestle SA	(0.42)%
Fast Retailing Co. Ltd.	(0.40)%
Toyo Suisan Kaisha Ltd.	(0.38)%
ORIX Corp.	(0.32)%

Fund Summary 17

Portfolio Mix: There were a few notable shifts in the fund’s sector and regional weightings during the year. The fund’s allocation to health care decreased from a significantly overweighted 12% position to 5%, which is a slight underweighting. In terms of regions, the fund’s 20% weighting in Japan as of the end of 2008 almost halved a year later, while its weighting to emerging markets increased from 18% to 23%. As of the end of 2009, the fund was underweighted to Japan and slightly overweighted to emerging markets versus its index.

By Sector
	Sector Allocation
			S&P Global
			(ex U.S.)
			LargeMid Cap
	Fund as of	Fund as of	Index as of
	12/31/08	12/31/09	12/31/09
Consumer Discretionary	13.5%	15.5%	7.5%
Consumer Staples	7.5%	8.8%	8.6%
Energy	7.2%	9.3%	11.5%
Finance	21.8%	24.0%	26.2%
Healthcare & Pharmaceuticals	11.6%	4.7%	6.7%
Industrials	10.8%	9.5%	9.9%
Technology	11.8%	11.2%	7.0%
Telecom	4.0%	2.3%	6.1%
Utilities	1.9%	0.0%	5.0%
Materials	4.7%	8.8%	11.2%
Cash Equivalents and Other	5.3%	6.0%	0.4%
	100.0%	100.0%	100.0%

By Region

	Regional Allocation
			S&P Global
			(ex u.s.)
			LargeMid cap
	Fund as of	Fund as of	Index as of
	12/31/08	12/31/09	12/31/09
Africa	0.0%	0.0%	1.8%
Australia/New Zealand	0.0%	0.0%	6.0%
Asia (ex. Japan)	13.7%	16.1%	16.2%
Japan	20.4%	10.5%	14.1%
Western Europe and UK	44.7%	49.8%	47.3%
Latin America	5.2%	9.7%	5.1%
North America	7.1%	5.8%	7.9%
Middle East	3.5%	2.1%	1.2%
Cash Equivalents and Other	5.3%	6.0%	0.0%
	100.0%	100.0%	100.0%

By Asset Class

Market Capitalization:
Developed Markets Small-Cap < $2.0 billion
Developed Markets Large and Mid-Cap > $2.0 billion

*	Totals may not add up to 100% due to rounding

By Market Capitalization

Market Capitalization:
Small-Cap < $2.0 billion
Mid-Cap $2.0 billion - $10.0 billion
Large-Cap > $10.0 billion

18 The Masters’ Select Funds Trust

Closing Thoughts

Our primary objective is to offer a core international equity fund holding that investors can have confidence in over the long run. We believe this confidence is deserved based on the quality of our stock pickers, their focus on only their highest conviction holdings, the fund’s overall diversification in terms of the number of stocks and managers, and the oversight of Litman/Gregory. Investors who own the fund for these reasons will have a clear basis for assessing their continued confidence at any point in the future, and it is our hope that this will make it easier to ride out inevitable shorter periods of underperformance and thereby benefit from the longer-term outperformance we seek to attain. Our long-term record relative to international equity benchmarks and our peer group (as noted earlier in this report) is strongly supportive of the fund’s success in meeting this objective, in our opinion. Also supportive are recommendations by independent experts. The fund continues to be recommended by Morningstar, the fund research firm, as a Fund Analyst Pick in the Foreign Large Blend category. And in December, Kiplinger. com recommended Masters’ Select International “for the main portion of your foreign stock investments” in its article “The Five Best Stock Funds for 2010.”

As we look ahead to what may be a challenging decade, we believe that the range of equity fund returns could be quite wide, with differences partly driven by stock picking skill. We know there will be ups and downs for Masters’ Select International as there has been in the past. And we know that there are no guarantees that the fund will continue to be as successful as it has been over the long run. But as we look ahead, we do so with a very high level of confidence in the ability of our group of sub-advisors to do well for us over the next decade, as they did in the last, relative to the overall international equity markets.

Masters’ Select International also heads into 2010 with at tax loss carry forward equal to 32.4% of the fund’s end of year assets. It is unlikely that the fund will make a capital gain distribution in 2010 and possibly beyond.

As always we value your confidence and look forward to investing with you for years to come.

1
Morningstar, Inc., is an independent mutual fund research and rating service. Each Morningstar category represents a universe of funds with similar investment objectives. Rankings for the period shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The highest percentile rank is 1 and the lowest is 100. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

2
According to Morningstar, “The overwhelming majority of the picks offer a combination of strong track records, reasonable volatility, compelling strategies, great managers, and low expenses, either on an absolute basis or at least relative to their categories.”

3
The managers and their respective benchmarks are: Bill Fries and Vin Walden: MSCI All Countries World Free ex U.S. Index; Jim Gendelman: MSCI All Countries World Growth ex U.S. Index; David Herro: MSCI World ex U.S. Value Index; Northern Cross Team: S&P Global ex U.S. LargeMid-Cap Index; Ted Tyson: MSCI All Countries World Growth ex U.S. Index; Amit Wadhwaney: MSCI All Countries World ex U.S. Value Index.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions.

Diversification does not assure a profit or protect against a loss in a declining market.

Fund Summary 19

Masters’ Select International Fund Managers

			MARKET
		TARGET	CAPITALIZATION
INVESTMENT		MANAGER	OF COMPANIES	STOCK-PICKING
MANAGER	FIRM	ALLOCATION	IN PORTFOLIO	STYLE
Bill Fries	Thornburg Investment	20%	All sizes	Eclectic, may invest
Vinson Walden	Management, Inc.			in traditional value
				stocks or growth
				stocks
James Gendelman	Marsico Capital	17%	All sizes, but mostly large	Growth
	Management, LLC		and mid-sized companies
David Herro	Harris Associates L.P.	20%	All sizes, but mostly large	Value
			and mid-sized companies
Ted Tyson	Mastholm Asset	18%	All sizes	Growth
	Management, LLC
Amit Wadhwaney	Third Avenue	15%	All sizes	Value
	Management, LLC
Howard Appleby,	Northern Cross, LLC	10%	Mostly large and mid-	Blend
Jean-Francois Ducrest,			sized companies
Jim LaTorre,
Ted Wendell

International Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the Masters’ Select International Fund from inception (12/1/97) to present compared with the S&P Global (ex U.S.) LargeMid Cap Index and the Lipper International Fund Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

20 The Masters’ Select Funds Trust

Masters’ Select International Fund Stock Highlights

Chaoda Modern Agriculture (Holdings) Limited – James Gendelman

Chaoda Modern Agriculture (Holdings) Limited (“Chaoda” or the “Company”) is a leading Chinese distributor of vegetables, fruits, and other agricultural products grown on their farms throughout China. Chaoda’s products are primarily sold in China with some exports to surrounding countries. We believe Chaoda is an attractive long-term investment because the Company is a leader in serving the under-penetrated, rapidly growing market for agricultural products to an increasingly urbanized China.

Throughout its history, China’s stability has hinged on the sentiment of its very large rural farming population, which is estimated to be more than 700 million people. In an effort to maintain stability, the Chinese government is seeking ways to redistribute wealth from the urban to the rural population. The growth of the Chinese export economy has created jobs in urban areas for unskilled migrant rural workers and has boosted household incomes for many rural families with relatives working in the cities. Further, many rural, migrant workers have found the income and opportunities associated with the urban lifestyle more appealing and have decided to remain permanently in the city.

While the migration of rural workers to urban areas satisfies certain of the Chinese government’s goals, it has highlighted other, related issues. First, the rising income of a more urbanized Chinese population is leading to an increase in overall food consumption. These demands are straining the Chinese domestic food supply, and have caused local food supply scares and contributed to the rise in agricultural commodity prices. Second, the migration of farm workers from outlying areas to the cities has encouraged the government to adopt changes regarding the transfer of land rights. Until recently, Chinese law prohibited the transfer of land rights (except in certain situations) and thereby kept rural households tied to their land. The Chinese government has now begun changing its rural land policy by making it easier for farmers to transfer their land holdings to others, including companies like Chaoda.

We believe that Chaoda can help provide solutions to many of the challenges created by the process of urbanization: providing the stability desired by the Chinese government by presenting opportunities to the traditionally rural population, supplying ready buyers for the farms of an increasingly urbanizing populace, and increasing the food supply through productivity gains brought on by more efficient, company-run farming operations. Chaoda buys land from farmers, enabling them to monetize their land assets and facilitate a permanent relocation to the city. Chaoda then consolidates the family farms into larger and more efficient, mechanized farms, which, in turn, permits it to boost the farm’s productivity several times over historical yields by applying modern farming practices. In addition, Chaoda uses its vast distribution and marketing network to determine which crops are in short supply in particular markets to capture the highest return on investment while, at the same time, reducing the likelihood of local crop shortages.

As an investment, we believe Chaoda is very attractively valued, trading at just 7.8x and 5.7x fiscal-year 2010 and 2011 consensus earnings, respectively, despite the expectation that earnings will grow at over 20 percent for the next several years. The low valuation appears to reflect market concerns over past accounting problems and controversy over land valuations held on the Company’s balance sheet. Based on our market research and conversations with the Company as well as with other industry participants, we believe these market concerns are largely unfounded and have, instead, created a very attractive investment opportunity. We further understand that Chaoda’s management has also made an effort to improve their market credibility by slowing their annual land growth from 40 percent per year to a more manageable 25 to 30 percent per year. These more moderate plans should enable Chaoda to fund the land growth using cash flow instead of issuing new equity.

ING Groep N.V. – Bill Fries/Vinson Walden

ING, or Internationale Nederlanden Groep, was created in 1991 through the merger of two of the Netherlands’ largest banks, Nationale-Nederlanden bank and NMB Postbank Group. The Group subsequently expanded globally through acquisitions and organic growth to become one of Europe’s largest financial institutions, active in traditional banking, insurance, and asset management. According to management, the Group currently serves over 70 million customers in Europe, the Americas, and Asia.

The share price of ING declined dramatically in 2008 and 2009, as the financial crisis revealed material flaws in the Group strategy and balance sheet. As a result, fresh capital was injected by the Dutch government and new management was installed to streamline the Group and to restore consistent profitability. In October 2009 the new management team announced its plans to shrink the company and simplify its operations. Specifically, management has committed to disposing of all insurance and asset management operations by 2013. These assets could be attractive to financial services companies or other buyers, and in fact several asset sales by ING are underway or already completed.

After this “back to basics” restructuring, ING Group will become a traditional bank (rather than a financial conglomerate) with commercial, retail and direct banking operations. ING’s banking operations currently benefit from a strong brand, branch network, and market position within the Benelux region. The bank appears well capitalized and management is proactively cutting costs to further improve profitability. Sale of the insurance and asset management businesses should further enhance the capital position of the bank and allow management to focus exclusively on its core strengths. The prices at which ING has recently sold some insurance assets have been encouraging, and the Group has so far returned one-half of its government aid.

As of late 2009, ING Group shares are priced in the market at a discount to book value and at a discount to its industry peers. Based on the plans outlined by management, ING Group should evolve over time into a simplified and consistently profitable bank, fully comparable with other European banks.

Resolution Ltd. – Amit Wadhwaney

At first glance, the United Kingdom life insurance market would hardly seem to offer fertile ground for profitable investments. This is an industry plagued by overcapacity; there are more than 100 life insurance companies alone, not to mention dozens of asset management companies offering pensions and savings products. Intense competition for customers, together with a history of poor product design, has resulted in low returns and slow growth.

Fund Summary  21

Distress and despair, however, offer opportunity to those willing and able to undertake imaginative steps. U.K. life insurance companies are trading at rock-bottom valuations and the industry is crying out for the kind of consolidation which could transform the industry. Enter Resolution Ltd.

Both Resolution Ltd. and its predecessor company, Resolution plc, were founded by insurance entrepreneur Clive Cowdery and his team. Resolution Ltd. aims to replicate the success enjoyed by Resolution plc, which was active between 2003 and 2007. Resolution plc acted as an acquisition vehicle, buying life insurance companies and life insurance divisions of financial conglomerates in the U.K., before subsequently restructuring their costs and capital usage to unlock and extract value. During its short but prosperous history, Resolution plc delivered outstanding shareholder returns (net internal rate of return of 28%) before eventually being acquired by a competitor in 2007.

After the acquisition, Clive Cowdery and his team reassembled again in 2008 under the name Resolution Ltd. They raised money in an IPO in December 2008 (at a time when capital markets were closed to almost all companies) and, in November 2009, completed their first acquisition, of life insurance company Friends Provident Group plc. Friends Provident is the 11th largest life insurer in the U.K.; while subscale and not particularly profitable (historically), it is overcapitalized. Resolution Ltd. plans to acquire additional insurance companies in the U.K., reduce their cost base by combining operations, achieve scale, and release excess capital. Their track record demonstrates that the strategy can be carried out with impressive results, and the current opportunity seems to offer even greater potential. The current state of financial markets means that valuations of potential targets are even more attractive now than they were between 2003 and 2007, and there is less competition for acquisitions.

Common shares of Resolution Ltd. are trading at a 30% discount to pro forma embedded value1 after the merger with Friends Provident. The company is extremely well financed even after the Friends Provident acquisition. Furthermore, cornerstone investors committed to providing further equity financing will likely support future acquisitions and protect the integrity of the company’s balance sheet.

Xstrata Plc – Jean-Francois Ducrest

Xstrata is a global diversified mining company that is headquartered in Switzerland and employs more than 40,000 people. They are the 5th largest mining company and a major producer of base metals - copper, lead and zinc; precious metals – gold, silver and platinum and bulks – coal, ferrochrome and vanadium. Xstrata is listed on the London and Swiss stock exchanges (XTA.L and XTA.S).

In the 1990’s, Xstrata diversified into mining under Mick Davis, a seasoned mining executive who had been CFO of Billiton, and disposed of its non-core businesses. The company has grown recently through a series of large acquisitions and now has operations in eighteen countries.

The mining industry has a few large players and very high barriers to entry. The cost of developing new mines and the length of time to bring a new mine into production restricts new entrants into the market. Even though the company deals in commodities, the discovery of minable lodes is often in places where access is limited due to physical and/or political reasons. The price of commodities is cyclical and during the recent recession many products mined by Xstrata dropped considerably in value along with the share price. This drop in share price presented an opportunity to build a position for the Fund at an attractive entry point.

Our investment process focuses on identifying quality companies with strong market positions, high barriers to entry and expanding margins and then buying them when they are out of favor. Xstrata is a prime example of this type of company. We have followed this stock and the management team for many years before investing in the company. After the significant drop in stock price during the recent market turmoil, we started buying Xstrata for the fund in the summer of 2009. The stock has increased nearly 35% and we still have a positive outlook for this company. Xstrata is positioned to capitalize on a growing world economy led by China. Demand for mining materials will continue to increase as the developing markets expand their manufacturing and building programs.

Daiwa Securities – David Hero

Daiwa Securities is the 2nd largest brokerage firm in Japan and is also one of the largest asset managers in the Japanese market. We feel it is attractive for 4 reasons:

•
On a valuation basis, it is trading at just above 90% its net asset value per share. Further, it trades at just over 10x earnings and yields 2.5%. Though return on equity is just above 10%, we expect it to normalize at closer to 15% over time.

•
As consumer savings rates in Japan are often less than ½%, more and more of the savers are looking for alternative vehicles, which, until the last few years, were mostly prohibited from a legal perspective. As such, Daiwa, being a leader in asset management, is seeing strong inflows and a major new profit stream that accounts for around 35% of Daiwa’s operating income.

•
The Japanese stock market is perhaps one of the cheapest in the world today. At the same time, despite the negative macroeconomic environment, corporate performance is improving. Additionally, corporate Japan is in a strong position to benefit from continued strong growth of Asia ex-Japan. Given this, it appears that Japan as an equity market seems to be in a position to have a better future than the last 20 years. Daiwa would be a huge beneficiary of any rebound in Japanese equity prices.

•
Daiwa’s management has been proactive at trying to build long-term shareholder value. They recently bought out their joint venture partner for their investment bank at a low price (though they did have to sell cheap stock to fund it), offer a respectable dividend payout, and have made it through the global financial crisis with minimal losses.

22  The Masters’ Select Funds Trust

In summary, Daiwa fits well with our value philosophy as it is a high quality business given its current and potential returns and soundness of management, and it is selling at a distressed price and below its book value per share. Given the low price, and the probability of a strong, sustainable earnings recovery, we think Daiwa is a great investment for this fund.

CTRIP.com – Ted Tyson

Ctrip is the leading travel service provider in China analogous to an Expedia or Travelocity in the U.S. Tourism in China is still in its infancy with the country ranking last among all Organization for Economic Co-operation and Development (OECD) nations in annual entitled leave. The government plans to sharply bolster tourism in its next stimulus plan, and has targeted industry revenues to grow at a minimum 12% compounded annual growth rate (CAGR) until 2015. Within tourism, online travel is still only at a 5% penetration, with Ctrip commanding a 70% market share in air ticketing. The industry is rapidly undergoing secular consolidation, as smaller mom and pop travel agencies lack the scale to compete with large players such as Ctrip.

After a modest drop off towards the end of 2008 and early 2009 due to the global recession, air travel and hotel demand has reaccelerated along with the pickup of the economy. In Ctrip’s most recent quarterly results, air ticket and hotel volumes were up 45% and 47% year-over-year respectively versus 42% and 16% y-y in the previous quarter. Furthermore, the Chinese New Year and Shanghai World Expo coming up in the first and second quarters of 2010 should allow Ctrip to continue its sequential growth well into next year. This surge in demand has also led to a snap back into positive pricing momentum with air ticket average selling prices rising 5-10% q-q in the recent quarter.

Another source of alpha will be driven by the rollout of China’s national broadband strategy. China is already the largest internet market in the world with 300 million users, but internet connectivity is still only at 7%. With internet penetration still so low coupled with a government backed broadband stimulus plan, online travel demand growth should enjoy an excellent tailwind for the foreseeable future.

A longer term driver for the business will be the liberalization of cross strait travel between China and Taiwan. In 2005, Ctrip acquired a 20% stake in Eztravel, a travel agent in China focusing on travel to Taiwan. Although the two countries are still in early stage discussions, the Chinese government has already opened up group tour travel to Taiwan. It is only a matter of time before individual travel will see deregulation as well.

At 26x 2011 PE with revenues potentially surging by 2-3x over the next few years, Ctrip is an attractive way to participate in the secular growth of China’s travel industry.

[1]
Embedded value is the present value of future profits on existing insurance policies plus adjusted net asset value (after deducting goodwill). In other words, embedded value approximates a life insurer’s value if it were to stop writing new policies and simply allow its existing policies to “run off.”

See page 78 for Industry Terms and Definitions

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Fund Summary  23

Masters’ Select International Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2009

Shares		Value
COMMON STOCKS: 94.0%
Austria: 2.1%
224,982	Andritz AG	$12,987,185
425,000	Erste Group Bank AG	15,751,855
		28,739,040
Belgium: 3.3%
563,915	Anheuser-Busch InBev NV	29,131,113
315,371	Nationale A Portefeuille	16,816,951
		45,948,064
Brazil: 7.8%
685,389	Banco Bradesco S.A.	14,989,457
761,947	Empresa Brasileira de Aeronáutica S.A.	16,846,648
1,297,653	Gafisa S.A.	21,009,694
2,348,100	JBS S.A.	12,427,729
1,470,000	OGX Petroleo e Gas Participacoes S.A.	14,349,327
621,832	Petroleo Brasileiro S.A.	29,648,950
		109,271,805
Canada: 3.9%
391,339	EnCana Corp.	12,675,470
233,900	Potash Corp. of Saskatchewan, Inc.	25,378,150
1,796,086	Viterra, Inc.*	16,939,674
		54,993,294
China: 1.3%
250,200	Ctrip.com International, Ltd.	17,979,372
Denmark: 0.6%
126,690	Novo Nordisk A/S	8,105,045
Finland: 1.1%
604,750	Sampo Oyj	14,675,509
France: 4.6%
202,000	Neopost S.A.	16,687,693
563,000	Publicis Groupe	22,836,758
113,939	Schneider Electric S.A.	13,198,664
325,300	Valeo S.A.	11,309,671
		64,032,786
Germany: 3.4%
418,704	Daimler AG	22,367,757
99,901	Linde AG	12,023,326
86,108	Muenchener Rueckversicherungs AG	13,421,713
		47,812,796
Guernsey: 1.6%
800,000	Amdocs Ltd.*	22,824,000
Hong Kong: 5.4%
17,778,000	Chaoda Modern Agriculture
	Holdings Ltd.	18,909,048
748,000	Cheung Kong Holdings Ltd.	9,629,771
3,473,000	China Resources Enterprise Ltd.	12,605,280
1,105,500	Hengan International Group Co. Ltd.	8,196,467
11,700,000	Huabao International Holdings Ltd.	12,630,052
1,898,000	Hutchison Whampoa Ltd.	12,991,216
		74,961,834
India: 0.8%
309,420	ICICI Bank Ltd – ADR	11,668,228
Ireland: 0.8%
1,150,000	Babcock & Brown Air Ltd.	10,338,500
Israel: 2.1%
525,470	Teva Pharmaceutical Industries Ltd.	29,520,905
Japan: 10.5%
581,900	Asatsu-DK, Inc.	11,431,117
4,599,000	Daiwa Securities Group, Inc.	23,066,957
110,600	Fanuc Ltd.	10,289,148
1,936,000	Ichiyoshi Securities Co. Ltd.	12,930,388
736,000	Mitsui Fudosan Co. Ltd.	12,365,482
196,300	ORIX Corp.	13,355,943
21,400	Rakuten, Inc.	16,274,019
359,000	Rohm Co. Ltd.	23,324,177
564,000	Toyota Motor Corp.	23,708,399
		146,745,630
Luxembourg: 1.0%
287,300	Reliance Industries Ltd.	13,359,450
Mexico: 1.8%
270,400	America Movil S.A.B de C.V.	12,703,392
1,057,042	Cemex S.A.B de C.V. – ADR	12,494,236
		25,197,628
Netherlands: 1.8%
2,602,400	ING Groep N.V.	25,155,222
Norwegian: 1.1%
594,900	Seadrill Ltd.	15,057,870
Poland: 1.4%
11,401,016	Netia S.A.	19,429,983
Russian: 2.0%
1,082,872	Gazprom OAO	27,613,236
Singapore: 0.9%
2,193,000	Keppel Corp. Ltd.	12,770,417
South Korea: 4.2%
1,173,000	Kia Motors Corp.*	20,071,665
223,645	LG Corp.	13,975,330
258,800	Samsung Electro-Mechanics Co., Ltd.	23,734,988
		57,781,983
Sweden: 1.7%
3,239,800	D. Carnegie AB#	0
335,414	LE Lundbergforetagen AB	17,023,975
760,203	Telefonaktiebolaget LM Ericsson	6,991,871
		24,015,846
Switzerland: 10.6%
491,019	ABB Ltd.	9,380,496
200,125	Actelion Ltd.*	10,676,600
1,405,000	Clariant, AG	16,483,694
692,000	Compagnie Financiere Richemont S.A.	23,129,364
414,800	Nestle S.A.	20,129,766
406,500	Swiss Reinsurance Co. Ltd.	19,454,133
200,865	Transocean Ltd.*	16,631,622
2,093,811	UBS AG	32,129,237
		148,014,912
24  The Masters’ Select Funds Trust

Masters’ Select International Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2009

Shares/ Principal Amount		Value
Taiwan: 3.5%
3,435,602	HON HAI Precision Industry Co. Ltd.	$16,161,781
37,595,785	United Microelectronics Corp.	20,093,865
17,285,485	Yuanta Financial Holding Co. Ltd.	12,598,331
		48,853,977
United Kingdom: 12.8%
387,380	BHP Billiton Plc	12,382,772
1,571,667	Brit Insurance Holdings Plc	4,991,212
1,963,000	British Sky Broadcasting Group Plc	17,695,680
1,115,000	Carpetright Plc	16,967,277
953,000	Diageo Plc	16,631,543
830,000	GlaxoSmithKline Plc	17,594,532
2,811,293	HSBC Holdings Plc	32,106,226
7,501,498	Resolution Ltd.*	10,838,286
2,439,400	Rolls-Royce Group Plc	19,050,270
1,736,803	Xstrata Plc	30,613,298
		178,871,096
United States: 1.9%
1,799,500	Dell, Inc.*	25,840,820
TOTAL COMMON STOCKS
(cost $1,233,555,490)		1,309,579,248
RIGHTS: 0.0%
3,368	JBS S.A.*#	0
TOTAL RIGHTS
(cost $0)		0
SHORT-TERM INVESTMENTS: 5.8%
80,484,000	State Street Bank & Trust., 0.005%,
	12/31/09, due 01/04/10 [collateral:
	par value $76,950,000,
	Fannie Mae, 5.625%, due 07/15/2037,
	Freddie Mac, 5.500%, due 07/15/2036,
	value $82,113,437] (proceeds	80,484,000
	$80,484,045)
TOTAL SHORT-TERM INVESTMENTS
(cost $80,484,000)		80,484,000
TOTAL INVESTMENTS IN SECURITIES
(cost $1,314,039,490): 99.8%		1,390,063,248
Other Assets Less Liabilities: 0.2%		3,218,304
Net Assets: 100%		$1,393,281,552

ADR	American Depository Receipt.
*	Non-Income Producing Security.
#	This security is valued in accordance with the Fund’s fair valuation policy.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  25

Masters’ Select Value Fund Review

Masters’ Select Value enjoyed an exceptionally strong year in 2009, returning 44.0% on the year compared to 19.8% for the fund’s Russell 3000 Value benchmark. For the six months ended December 31 the fund returned 21.7%, trailing the benchmark return of 23.5%.

Performance as of December 31, 2009

	Average Annual Total Returns
	One-Year	Three-Year	Five-Year	Since Inception
Masters’ Select Value Fund (6/30/00)	44.04%	-9.52%	-2.07%	3.17%
Russell 3000 Value Index	19.76%	-8.91%	-0.24%	3.43%
Morningstar Large
Value Category	24.30%	-7.61%	-0.29%	2.02%

Performance data quoted represents past performance; past performance is no guarantee of future results. See page 3 for a detailed discussion of the risks and costs associated with investing in the Masters’ Select Value Fund.

After a very rough 2008 that took the fund’s since-inception return below its benchmark, 2009 allowed the fund to almost close the performance gap. Since the fund’s inception and through 2009, the Russell 3000 Value Index had an average annual return of 3.4% compared to 3.2% for the Value fund. The fund has beaten the category average for Morningstar Large Value funds. Since the fund’s inception the category return was 2.0%.

While we are happy to find ourselves within striking distance of the benchmark and ahead of what we consider to be our peer group in Morningstar, our goal is to do much better over the long run. Of the four sub-advisors on the fund, three have been part of the fund since its inception and each has bested the Russell benchmark by a clear margin over that time. The fourth original manager who was replaced in the fall of 2008 was the primary detractor from the fund’s long-term performance. The manager who was added at that time, Clyde McGregor, is an experienced value manager. Based on our due diligence we believe he is highly skilled and we like that he had success running concentrated portfolios prior to joining the Masters’ Select Value team. Thus far he has handily out-returned the fund’s benchmark (we don’t put too much weight on this accomplishment at this point because the time period is short). Overall we believe the fund is now well positioned with respect to our long-term performance objectives.

Portfolio Commentary

A number of factors contributed to the fund’s performance during 2009. The highlights follow along with a manager update.

Performance of managers and an update: In 2009, three of the Masters’ Select Value sub-advisors outperformed their benchmark, two of them by very substantial margins of more than forty percentage points. The fourth sub-advisor lagged the benchmark by about three percentage points. For the year, the individual sub-advisors’ returns ranged from a 17% gain to a 72% gain. The Russell 3000 Value Index, the fund’s primary benchmark, gained just under 20% for the year.

As we have written in the past, we do not expect short-term out-performance from every manager in every time period, however long term out performance relative to benchmarks is our goal for all of our investment managers. As mentioned earlier, all three managers who have been on the fund since its inception in June 2000 are ahead of the benchmark during that period as is Clyde McGregor, whose tenure began in October 2008.

As we go into 2010 we do so with one loose end. In December we learned that Anne Gudefin of Franklin Mutual Advisors, LLC left the firm. Gudefin had recently been added as a co-manager on the portion of our fund run by Franklin Mutual. Peter Langerman, the other co-manager and Franklin Mutual’s CEO, has had responsibility for Masters’ Select Value since 2005. We know that Franklin Mutual has a deep team but as was the case with other team changes that have occurred there (and at other firms) over the years, we are updating our due diligence in order to re-confirm our confidence. We are in the midst of that work now.

Sector and stock-picking impact: Though all the Masters’ Select funds are driven by bottom-up stock picking, the sector exposure that results from this may provide some insight into the fund’s relative performance. Based on our attribution analysis, in 2009, the fund’s overall sector exposure as well as the managers’ stock selection contributed to the fund’s strong performance relative to the Russell 3000 Value Index. The fund’s large overweighting to the technology and consumer discretionary sectors, two of the best-performing sectors for the year, was a significant positive contributor. Underweighting laggard sectors such as utilities and energy was also a positive for the fund versus its benchmark.

In terms of stock selection, the sub-advisors’ added significant value from their picks in the consumer discretionary, telecom, energy, technology, industrials and health care sectors. In contrast, their stock selection among financials and consumer staples was relatively poor. See page 30 for commentary written by the fund’s sub-advisors on some of the fund’s holdings.

26  The Masters’ Select Funds Trust

Leaders and laggards: The table below lists the biggest contributors and detractors to the fund’s performance over the past 12 months. It is important to understand that whether a stock has lost (or made) money for Masters’ Select Value for the past 12 months tells us nothing about how successful the holding has been during the entire period it was held, or how successful it may become. The fund will hold many stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold. So in that respect, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings.

Masters’ Select Value Fund Contribution by Holding
For the Year Ended December 31, 2009

Top Ten Contributors

Security	Portfolio Contribution
Liberty Media Holding Corp. – Entertainment	5.90%
Sun Microsystems, Inc.	4.37%
Virgin Media, Inc.	3.87%
Liberty Media Holding Corp. – Interactive	2.65%
Level 3 Communications, Inc.	2.58%
Chesapeake Energy Corp.	2.37%
Dell, Inc.	2.09%
Fairfax Financial Holdings Ltd.	1.86%
Walt Disney Co. (The)	1.70%
CVS Caremark Corp.	1.38%

Bottom Ten Contributors

Security	Portfolio Contribution
Allied Irish Banks	(1.39)%
News Corporation	(1.11)%
Fairfax Financial Holdings Ltd.	(0.88)%
Premier Foods	(0.64)%
Tyco Electronics Ltd.	(0.60)%
Japan Tobacco, Inc.	(0.57)%
Diebold, Inc.	(0.21)%
Bank of America Corp.	(0.07)%
FedEx Corp.	(0.05)%
Best Buy Co., Inc.	(0.03)%

Portfolio Mix: The portfolio and benchmark sector exposures at the beginning and end of the year are shown in the table below. During 2009, the fund’s exposure to consumer discretionary and technology stocks declined significantly, although both sectors remain overweighted relative to the benchmark. The fund remains significantly underweighted to financials and energy. Perhaps most notable is the fund’s significant exposure to non-U.S. domiciled companies. Over one-third of the portfolio is invested in foreign names (by prospectus up to 50% of the portfolio can be invested in stocks of foreign domiciled companies).

By Sector

	Sector Allocations
	Fund as of 12/31/08	Fund as of 12/31/09	S&P 500 Index as of 12/31/09
Consumer Discretionary	28.8%	18.9%	10.0%
Consumer Staples	8.7%	15.7%	5.3%
Energy	3.5%	7.3%	17.6%
Finance	10.5%	13.6%	24.9%
Health Care & Pharmaceuticals	10.6%	14.3%	8.8%
Industrials	8.4%	5.5%	11.2%
Materials	6.2%	2.7%	4.4%
Technology	16.4%	10.5%	5.6%
Telecom	3.0%	7.1%	5.3%
Utilities	0.0%	0.0%	7.0%
Cash Equivalents & Other	3.7%	4.5%	0.0%
Total	100.0%	100.0%	100.0%

By Asset Class

Market Capitalization:
Small-Cap Domestic < $1.7 billion
Mid-Cap Domestic
Large-Cap Domestic > $12.2 billion

* Totals may not add up to 100% due to rounding.

Fund Summary  27

Closing Thoughts

It is important that investors understand what we are seeking to accomplish with Masters’ Select. By virtue of the quality of our stock pickers, their focus on only their highest conviction holdings, the fund’s overall diversification in terms of the number of stocks and managers, and the oversight of Litman/Gregory, we seek to offer a core value equity fund holding that investors can have confidence in over the long run, and through the ups and downs that will occur over shorter time periods. As discussed in the first section of this report, we still have work to do to achieve our goal of soundly beating our benchmark and peer group.

As we look ahead to what may be a challenging decade, we believe that the range of returns delivered in the equity mutual fund world could be quite wide with differences partly driven by stock picking skill. Whatever the environment, we look ahead with a great deal of confidence in our group of sub-advisors. Each of the original three have proven themselves to us with nine years of benchmark-beating performance. These three have averaged 2.17 percentage points of average annual outperformance relative to their benchmarks over that time (this is an equal-weighted average of each sub-advisor’s performance over his benchmark). As discussed in the first part of this report, with Clyde McGregor added to the sub-advisor team in late 2008, we believe the fund is well positioned for the future.

As we move into 2010 we do so with at tax loss carry forward equal to 47% of the fund’s end of year assets. It is unlikely that the fund will make a capital gain distribution in 2010 or 2011 and possibly beyond.

As always we value your confidence and look forward to investing with you for years to come.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions.

Diversification does not assure a profit or protect against a loss in a declining market.

28  The Masters’ Select Funds Trust

Masters’ Select Value Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Mason Hawkins	Southeastern Asset Management, Inc.	30%	All sizes	Value
Clyde McGregor	Harris Associates L.P.	20%	Mostly mid- and large-	Value
			sized companies
Bill Nygren	Harris Associates L.P.	20%	Mostly large and mid-	Value
			sized companies
Peter Langerman	Franklin Mutual Advisers, LLC	30%	All sizes	Value

Value Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the Masters’ Select Value Fund from inception (6/30/00) to present compared with the Russell 3000 Value Index and the Lipper Multi-Cap Value Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

Fund Summary  29

Masters’ Select Value Fund Stock Highlights

Koninklijke KPN – Peter Langerman

KPN is the incumbent telcommunications provider in the Netherlands with asset-based mobile operations in Germany and Belgium. In its domestic market, KPN offers enterprise services as well as consumer fixed, mobile, broadband and video services. The investment case for KPN is based on three factors - an inflection point in access line losses, improvement in pricing of mobile services driven by market consolidation and the diminishing impact of pricing regulation, and a very strong management team focused on cost efficiency, disciplined investment and shareholder renumeration.

The Dutch telecommunications market is mature, characterized by high household penetration of all services, including broadband at +75%. Competition from cable operators has been strong in the Netherlands with the two platforms driving adoption of new services. As a result the market is farther along than most of its European peers in the maturation of access line losses to cable (voice over internet protocol) and to mobile. KPN has reached an inflection point in its fixed business such that growth in video and broadband services should offset traditional voice-based access line losses. This is an important milestone for investors fearing that IP-based services will not offset the decline in traditional voice services resulting in perpetual revenue erosion that at some point cannot be offset by cost cutting.

In the past few years the mobile communications industry in Europe has been plagued by the significant investment in 3G spectrum and networks, maturing market penetration and usage and regulator-mandated price reduction in the form of mobile termination rate cuts. The 3G investments are now bearing fruit as smartphones drive data services offsetting the slowdown in voice and sms volume growth. 3G capacity is enabling operators to introduce new services such as mobile broadband for laptops that in most markets complements rather than cannibalizes fixed broadband services. Meanwhile, the significant cuts to the mobile termination rates received (and paid) by operators are moderating as the absolute contribution to revenue declines. As such secular top line growth should accelerate the anticipated cyclical recovery in usage in 2010.

KPN’s CEO Ad Scheepbouwer joined the firm in 2001 when the company was reeling from the excesses of the telecom bubble. He tackled the stretched balance sheet, shut down non-core projects, sold minority stakes and aggressively cut operating expenses. He also invested in new products and services in the core telecommunications portfolio and introduced novel marketing tactics. The culture of strong cost discipline and proactive marketing and product innovation continues with KPN rolling out its all-IP network that significantly reduces network operating expenses and has allowed the company to harvest some of its real estate portfolio. The company’s current leverage ratio is a comfortable 2.0x Net Debt/ EBITDA and with a very limited appetite for M&A, KPN returns approximately 100% of free cash flow to investors in the form of share buyback and dividends. In fact in 2008 in the face of unprecedented market volatility, the company also accelerated its share repurchase activity to take advantage of the destabilization.

KPN is an attractive acquisition candidate given its strong free cash flow generation, digestible size and strong position in key European markets. As of December 31, 2009 and based on our estimates, KPN shares are trading at 5.4x 2010 EV/ EBITDA, 11.3x P/E, 12.5% FCF Yield and 6.8% dividend yield with Net Debt/ EBITDA of 2.0x. We do not believe that the share price at these levels adequately reflects the company’s operating potential and attractive shareholder remuneration policy.

Liberty Interactive Group – Bill Nygren

Liberty Interactive Group (LINTA) is a tracking stock of Liberty Media that tracks the performance of its e-commerce assets.
These assets include ownership stakes in Expedia, InterActive Corp., and all of InterActive’s recent spin-offs, a number of small Internet retailers, and their most valuable asset, QVC Corp. QVC is the leading cable TV shopping company, and is also fast becoming a leading Internet retailer. In its early days, QVC seemed to sell mostly close-outs and cubic zirconium jewelry. Today the business has evolved into a convenient, at-home department store selling high-end cosmetics, designer apparel, electronics and housewares. Many analysts therefore compare the stock market valuation metrics for LINTA to the department store industry. They conclude that, adjusted for its other assets, the market is valuing QVC at about the same 6x EBITDA ratio that other department stores sell at. This ignores many advantages QVC has. First, a typical department store has to spend about a third of its cash flow on capital expenditures to keep its existing facilities fresh. QVC, on the other hand, with no physical retail space, spends only about 10% of its cash flow on maintenance. That means that QVC is priced at less than 7 times pretax free cash flow, while most department stores are priced around 9 times. Another advantage QVC has is that its advertising, effectively its cable channel programming, can be altered in real time to stop promoting the merchandise that is already selling out. Imagine how differently a department store would advertise if they could instantly change their ads based on how customers responded to them. QVC can, and does do exactly that. Running low on the almond-scented face cleanser, stop talking about it and instead highlight the lavender scented. It’s a lower risk business model that can immediately respond to new information. Another QVC advantage is how a strong bond is forged between its customers and its on-air hosts. The talk show format leads to regular viewers trusting the hosts’ judgment, similar to how Oprah’s viewers trust her judgment across a wide array of products. That translates to very high repeat business. QVC has a better business model – it has grown faster and has more loyal customers than department stores, yet it sells at a significantly lower multiple of free cash flow.

Kinetic Concepts, Inc. – Clyde McGregor

Kinetic Concepts, Inc. (KCI) may well be seen as an unusual holding for a concentrated value portfolio. The nearly $3 billion market capitalization company’s history is one of entrepreneurial dynamism that has taken tiny niche products into leading market share positions generating significant revenue. Harris Associates has followed the company for decades, going back to the time when the company primarily manufactured specialty hospital beds. KCI now obtains the bulk of its revenues from a family of fast growing wound care devices (known as Vacuum Assisted Closure or “VAC”), for which the technology derives from research done at Wake Forest University. KCI has involvement in several lawsuits concerning the Wake Forest patents, which KCI has licensed. In any event, VAC devices are particularly helpful for wounded individuals who are either diabetic or morbidly obese. While growth is slowing for the original VAC business, the company has new products near introduction as well as significant international expansion opportunities.

30  The Masters’ Select Funds Trust

In 2008 KCI management entered into a transaction to purchase Lifecell, a medical technology company with products involving biologic tissue replacement and repair. While Lifecell is a rapidly growing business with little direct competition, the acquisition price, in our opinion, more than fully discounted the hoped-for future, and this fact curbed any enthusiasm we had then for KCI’s shares. However, between the time of the acquisition and our purchase of the shares for Masters’ Select, KCI’s share price declined more than the per share cost of the acquisition, meaning that we obtained an interesting upside for free.

So, how does a growth company like KCI fit within a value portfolio? At Harris Associates, we attempt to invest in companies with undervalued shares, growing per-share value, and management teams that think and act as owners. Because investors continue to fret about the patent lawsuits as well as Medicare reimbursement issues, KCI today sells for just over ten times our earnings estimate for 2010, and we project a 10% earnings per share growth rate for the company. While we did not like the Lifecell acquisition price, fundamentally the merger has made sense and the penetration of Lifecell’s products is growing nicely. Despite a heavy budget for research & development, KCI generates excess cash which is being used to pay down acquisition debt. Management expects KCI to be debt free within three years.

In keeping with Southeastern Asset Management’s disclosure policies, Mason Hawkins has not contributed commentary on his holdings for this report.

See page 78 for Industry Terms and Definitions

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Fund Summary  31

Masters’ Select Value Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2009

Shares		Value
COMMON STOCKS: 94.8%
Consumer Discretionary: 18.9%
28,000	Best Buy Co., Inc.	$1,104,880
80,000	Comcast Corp.	1,280,800
200,033	DIRECTV – Class A*	6,671,100
57,200	Discovery Communications, Inc.*	1,516,944
72,000	H&R Block, Inc.	1,628,640
131,500	Liberty Media Corp. – Interactive*	1,425,460
42,200	Mohawk Industries, Inc.*	2,008,720
39,000	Time Warner, Inc.	1,136,460
126,000	Walt Disney Co. (The)	4,063,500
		20,836,504
Consumer Staples: 15.7%
355,067	Cadbury Plc	4,576,952
84,580	CVS Caremark Corp.	2,724,322
119,349	Imperial Tobacco Group Plc	3,781,030
39,590	Lorillard, Inc.	3,176,305
5,112,070	Premier Foods Plc*	2,949,853
		17,208,462
Energy: 7.3%
57,400	Cenovus Energy Inc.	1,446,480
168,000	Chesapeake Energy Corp.	4,347,840
30,200	EnCana Corp.	978,178
26,100	XTO Energy, Inc.	1,214,433
		7,986,931
Financials: 12.8%
376,190	Allied Irish Banks Plc	652,469
10,000	Bank of America Corp.	150,600
777	Berkshire Hathaway, Inc. – Class B*	2,553,222
32,000	Capital One Financial Corp.	1,226,880
282,000	Cheung Kong Holdings Ltd.	3,615,240
18,090	Deutsche Boerse AG	1,503,952
11,200	Fairfax Financial Holdings Ltd.	4,367,552
		14,069,915
Health Care, Pharmaceuticals & Biotechnology: 14.3%
48,000	Bristol Myers Squibb Co.	1,212,000
38,600	Covidien Ltd.	1,848,554
50,900	Kinetic Concepts, Inc.*	1,916,385
23,200	Laboratory Corp of America Holdings*	1,736,288
119,800	MDS, Inc.*	916,470
36,000	Medtronic, Inc.	1,583,280
63,800	Omnicare Inc.	1,542,684
201,746	Rhoen Klinikum AG	4,950,808
		15,706,469
Industrials: 5.5%
48,600	Kirby Corp.*	1,692,738
37,200	Rockwell Collins, Inc.	2,059,392
54,400	Snap-on, Inc.	2,298,944
		6,051,074

Shares/
Principal
Amount		Value
Materials: 2.7%
251,507	Cemex S.A.B. de C.V. – ADR	$2,972,813
Technology: 10.5%
75	Comdisco Holding Co., Inc.*	750
358,000	Dell, Inc.*	5,140,880
65,200	Diebold, Inc.	1,854,940
65,000	eBay, Inc.*	1,530,100
73,000	Intel Corp.	1,489,200
58,000	Texas Instruments, Inc.	1,511,480
		11,527,350
Telecommunication Services: 7.1%
209,590	Koninklijke KPV NV	3,557,048
2,783,708	Level 3 Communications, Inc.*	4,259,073
		7,816,121

TOTAL COMMON STOCKS
(cost $95,719,770)		104,175,639

PREFERRED STOCKS : 0.8%

Financials: 0.8%
57,400	Bank of America Corp.	856,408
Telecommunication Services: 0.0%
54	PTV, Inc.	9

TOTAL PREFERRED STOCKS
(cost $861,000)		856,417

SHORT-TERM INVESTMENTS: 4.0%
4,382,000	State Street Bank & Trust., 0.005%,
	12/31/09, due 01/04/10 [collateral:
	par value $4,195,000,
	Fannie Mae, 5.625%, due 07/15/2037,
	value $4,483,406] (proceeds
	$4,382,002)	4,382,000

TOTAL SHORT-TERM INVESTMENTS
(cost $4,382,000)		4,382,000

TOTAL INVESTMENTS IN SECURITIES
(cost $100,962,770): 99.6%		109,414,056

Other Assets Less Liabilities: 0.4%		469,710

Net Assets: 100%		$109,883,766

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
*	Non-Income Producing Security

The accompanying notes are an integral part of these financial statements.

32  The Masters’ Select Funds Trust

Masters’ Select Smaller Companies Fund Review

Masters’ Select Smaller Companies had an exceptionally strong year in 2009, returning 50.6%. This return was significantly better than the return earned by the fund’s Russell 2000 benchmark which was up 27.2% on the year. For the six months ended December 31 Smaller Companies returned 28.7%. This compared favorably to the 23.9% return for the benchmark.

Performance as of December 31, 2009

	Average Annual Total Returns
				Since
	One Year	Three-Year	Five-Year	Inception
Masters' Select
Smaller Companies
Fund (6/30/03)	50.57%	-5.47%	-0.50%	5.39%
Russell 2000 Index	27.17%	-6.07%	0.51%	6.61%

Performance data quoted represents past performance; past performance is no guarantee of future results. See page 3 for a detailed discussion of the risks and costs associated with investing in the Masters’ Select Smaller Companies Fund.

Longer-term, the fund trails its benchmark though it significantly narrowed the gap with its 2009 performance. Smaller Companies’ average annual return since its inception in mid-2003 is 5.4% compared to 6.6% for the benchmark. More recently, over the past three years the fund has outperformed its benchmark (though this was a very tough period for stocks in general). We take some comfort in the more-recent performance given the manager changes we made in mid-2006 and mid-2007.

Masters’ Select Smaller Companies continues to be one of just four funds chosen as a Morningstar Fund Analyst Pick in the Small Growth category.1 (Note, with its mix of managers including two value managers, two growth managers and one blend manager, we view Smaller Companies as a core fund, most comparable to the Morningstar Small Blend category.)

Portfolio Commentary

A number of factors contributed to the fund’s performance during 2009. The highlights follow along with a manager update.

Performance of managers and an update: Four of the five Masters’ Select Smaller Companies stock pickers outperformed their respective benchmarks by significant margins in 2009. For these four, the average margin of outperformance was 33.8 percentage points. At the end of the first half of the year, the average margin of outperformance for these managers was 20.8 percentage points so the magnitude of outperformance grew during the last six months of 2009 even as the overall market continued to climb.2

In 2009, the individual sub-advisors’ returns ranged from 10.3% to 74.3% while the annual returns for the Russell 2000, 2000 Value and 2000 Growth indices ranged from 20.6% to 34.5%.

As we have written in the past, we do not expect short-term outperformance from every manager in every time period, however long-term outperformance relative to benchmarks is our goal for all of our investment managers. Through December 31, 2009, two of the three sub-advisors who have been with the fund since its inception six and a half years ago have achieved their goal. The other sub-advisor with a long-term track record is trailing his benchmark by a small margin (less than one percentage point). The other two sub-advisors have not yet built a long-term track record with Masters’ Select Smaller Companies but we believe, although we cannot guarantee, that they will ultimately outperform as well.

As we move into 2010 one of the fund’s sub-advisors, Bob Rodriguez of First Pacific Advisors, Inc (FPA) is taking a sabbatical for the year. Rodriquez has run the FPA portion of the fund since its inception along with his associates, Dennis Bryan and Rikard Ekstrand. Bryan and Ekstrand will maintain their co-manager responsibilities. In our view Rodriguez is an exceptional investor but we also have a high degree of confidence in Bryan and Ekstrand, who we’ve known since before the inception of Smaller Companies.

Sector and stock-picking impact: Both stock selection and sector allocation contributed positively to the fund’s overall returns in 2009, but stock selection accounted for most of the fund’s relative outperformance. Indeed, in the few cases where an overweighting or underweighting to an individual sector cost the fund slightly in total return, the stock selection in that particular sector was strong enough to produce a net positive sector return. For example, the fund suffered from an overweight to the weaker consumer staples sector but the particular stocks the fund held in that sector performed so strongly that consumer staples provided the third-largest sector contribution to the fund’s returns.

The two sectors contributing the most to the fund’s returns were financials and energy, both of which provided positive allocation and stock selection effects. Small-capitalization financial stocks lost 1.5% in 2009 and the fund benefited from its large underweight to this sector. In contrast, small-capitalization energy stocks gained 41% in 2009 and the fund’s large overweight to this sector also produced a notably significant allocation impact. Stock picks in the utilities, materials, information technology and industrials sectors also provided large contributions to returns. It is remarkable (and not something we would expect to see repeated) that six of the fund’s top 10 contributors experienced triple-digit returns in 2009, ranging from 134% to 247%. The fund’s average cash position of over 7% for the year was a drag on performance. (Most of the cash was held at the sub-advisor level though we held a small portion at the fund level for part of the year to cover redemptions).

See page 38 for commentary written by the fund’s sub-advisors on some of the fund’s holdings.

Fund Summary  33

Leaders and laggards: The table below lists the biggest contributors to and detractors from the fund’s performance over 2009. It is important to understand that whether a stock has lost (or made) money for Masters’ Select Smaller Companies for the past 12 months tells us nothing about how successful the holding has been during the entire period it was held, or how successful it may become. The fund will hold many stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold. So in that respect, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings. As of December 31, 2009, nine of the ten top-performing stocks and only two of the ten bottom-performing stocks remained in the portfolio.

Masters’ Select Smaller Companies Fund Contribution by Holding
For the Year Ended December 31, 2009

Top Ten Contributors
Portfolio
Security	Contribution
Liberty Media Holding Corp. – Interactive	4.71%
Spartech Corp.	3.21%
Rosetta Resources, Inc.	3.09%
White Mountains Insurance Group Ltd.	2.75%
Central Garden and Pet Co.	2.68%
Charming Shoppes, Inc.	2.36%
AES	2.21%
Jarden Corp.	2.18%
Atwood Oceanics, Inc.	1.86%
Signet Jewelers Ltd.	1.67%

Bottom Ten Contributors

Portfolio
Security	Contribution
Psychiatric Solutions, Inc.	(1.77)%
Conseco, Inc.	(1.37)%
Questcor Pharmaceuticals, Inc.	(1.17)%
Stanley, Inc.	(0.77)%
SPDR Series Trust	(0.53)%
Fisher Communications, Inc.	(0.52)%
Cablevision Systems Corp.	(0.49)%
Exterran Holdings, Inc.	(0.47)%
Netscout Systems, Inc.	(0.47)%
Parker Drilling Co.	(0.41)%

34  The Masters’ Select Funds Trust

Portfolio mix: Going into 2009, Masters’ Select Smaller Companies’ sector weightings were significantly different than the Russell 2000’s weightings. As reflected in the table that follows, this is still the case although in most sectors, allocations are now somewhat closer to the benchmark. The fund also holds 9% of its portfolio in foreign stocks.

The fund’s allocation to the technology sector increased by almost 10 percentage points, to 21.3% in 2009. This represents the fund’s largest sector allocation increase for the year and the move pushed technology to first place in the sector allocation table (up from fifth place at the end of 2008). However, as technology stock prices rose almost 60% in 2009, the overall benchmark weight also rose (from 15.8% to 18.3%). As a result, the fund’s sector allocation relative to the benchmark went from underweight 4.4 percentage points at the end of 2008 to an overweight of about three percentage points at the end of 2009.

The biggest reduction to a sector allocation occurred in consumer discretionary stocks where the fund’s weighting fell by five percentage points to 19%. Despite the decline, this sector remained overweight compared to the Russell 2000 portfolio by over five percentage points.

By Sector

	Sector Allocation
			Russell 2000
	Fund as of	Fund as of	Index as of
	12/31/08	12/31/09	12/31/09
Consumer Discretionary	23.9%	19.0%	13.8%
Consumer Staples	8.1%	4.3%	3.5%
Energy	11.6%	10.2%	5.2%
Finance	12.1%	13.1%	20.3%
Health Care & Pharmaceuticals	10.9%	9.4%	14.3%
Industrials	13.2%	11.5%	15.8%
Technology	11.4%	21.3%	18.3%
Telecom	0.9%	0.0%	1.0%
Utilities	2.2%	0.0%	3.2%
Materials	1.6%	3.8%	4.8%
Cash Equivalents and Other	4.0%	7.4%	0.4%
	100.0%	100.0%	100.0%

By Asset Class

Market Capitalization:
Large-Cap Domestic Equities > $12.2 billion
Small-Cap Domestic Equities < $1.7 billion

* Totals may not add up to 100% due to rounding.

By Market Capitalization

Market Capitalization:
Micro-Cap < $375 million
Small-Cap $375 million - $1.7 billion
Small/Mid-Cap $1.7 billion - $2.7 billion
Mid-Cap $2.7 billion - $12.2 billion
Large-Cap $12.2 billion - $50 billion

* Totals may not add up to 100% due to rounding.

Fund Summary  35

Closing Thoughts

It is important that investors understand what we are seeking to accomplish with Masters’ Select. By virtue of the quality of our stock pickers, their focus on only their highest conviction holdings, the fund’s overall diversification in terms of the number of stocks and managers, and the oversight of Litman/Gregory, we seek to offer a core small-cap equity fund holding that investors can have confidence in over the long run.

As we look ahead to what may be another challenging decade, we believe that the range of returns delivered by equity funds could be quite wide, with differences partly driven by stock picking skill. Whatever the environment, we look ahead with a great deal of confidence in our group of sub-advisors.

As we move into 2010, we do so with at tax loss carry forward equal to 92.5% of the fund’s end of year assets. Given the magnitude of this loss it is unlikely that the Smaller Companies Fund will make a capital gain distribution for several years.

As always we value your confidence and look forward to investing with you for years to come.

[1]
According to Morningstar, “The overwhelming majority of the picks offer a combination of strong track records, reasonable volatility, compelling strategies, great managers, and low expenses, either on an absolute basis or at least relative to their categories.”

[2]
The managers and their respective benchmarks are: Jeff Bronchick: Russell 2000 Value Index; Bill D’Alonzo: Russell 2000 Growth Index; Bob Rodriguez and Team: Russell 2000 Value Index Tucker Walsh: Russell 2000 Growth Index; Dick Weiss: Russell 2000 Index.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions.

Diversification does not assure a profit or protect against a loss in a declining market.

36  The Masters’ Select Funds Trust

Masters’ Select Smaller Companies Fund Managers

			MARKET
		TARGET	CAPITALIZATION
INVESTMENT		MANAGER	OF COMPANIES	STOCK-PICKING
MANAGER	FIRM	ALLOCATION	IN PORTFOLIO	STYLE
Bill D’Alonzo and Team	Friess Associates, LLC	20%	Small and mid-sized companies	Growth

Jeff Bronchick/ Tom Kerr	Reed Conner & Birdwell, LLC	20%	Small and mid-sized companies	Value

Tucker Walsh	Copper Rock Capital Partners, LLC	20%	Small and mid-sized companies	Growth

Dennis Bryan/ Rikard Ekstrand	First Pacific Advisors, LLC	20%	Small and mid-sized companies	Value

Richard Weiss	Wells Capital Management, Inc.	20%	Small and mid-sized companies	Growth at a reasonable price

Smaller Companies Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the Masters’ Select Smaller Companies Fund from inception (6/30/03) to present compared with the Russell 2000 Index and the Lipper Small-Cap Core Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

Fund Summary  37

Masters’ Select Smaller Companies Fund Stock Highlights

Atheros Communications Inc., – Bill D’Alonzo

The final count is expected to show that 22 million netbooks were purchased in 2009, a 70 percent increase from the year before. Atheros’ high-performance microchips will help roughly half of these inexpensive, scaled-down laptops access the Internet.

NASDAQ-listed Atheros Communications Inc. focuses on the development of Wi-Fi wireless networking chips. Its products enable personal computers, video game consoles, mobile phones and other devices to connect to the Internet over wireless local area networks. Customers include leading computer makers, handset manufacturers, network service providers, consumer equipment manufacturers and video game console builders. Atheros also makes Ethernet wired chips and Bluetooth short-range wireless chips.

September-quarter earnings grew 24 percent, beating estimates by 21 percent. Revenues grew 13 percent, driven by a 44 percent increase in sales to computer manufacturers. Demand strengthened for the company’s new Align Wi-Fi product line designed for low-cost netbooks and notebooks. Consumer segment sales more than doubled as new gaming consoles, including the Nintendo DSi, and mobile handsets incorporated the company’s connectivity chips.

The Friess Associates team spoke with Chief Financial Officer Jack Lazar regarding the competitive landscape for Wi-Fi. While competitors have lost ground to Asian manufacturers, Atheros has gained market share by focusing on improvements to existing technology built on a relatively inexpensive silicon platform. Gross profit margins increased to 48 percent in the September quarter.

Atheros’ recently completed acquisition of Intellon Corp., a developer of products that deliver high-speed communications over electrical wiring, is expected to enhance profitability as greater digital content filters into homes. It’s also pushing into handsets, where Wi-Fi and Bluetooth technologies are becoming standard.

December-quarter earnings are expected to more than triple from a year ago. The Friess Associates team bought Atheros at 11 times 2010 estimates, which call for 34 percent growth.

Trinity Industries, Inc. – Rikard Ekstrand

We have a large position in Trinity Industries. Trinity consists of five divisions equally balanced at about one fifth of revenues. It is the largest U.S. producer of railcars with about half the market, a leading railcar lessor with a fleet of 49,470 cars, the leader in inland barge manufacturing with 70% market share, a large producer of energy equipment including structures for wind towers, and a construction business.

The downturn in railcar manufacturing is weighing on the stock. U.S. railcar orders are down about 80% from the peak level several years ago to an estimated seven thousand cars ordered in 2009. This is substantially below replacement demand, estimated at north of forty thousand cars per year, and if one includes real GDP growth in the 2% range, normal demand is in the fifty thousand cars per year range. For 2010, deliveries are going to be depressed as well, most likely between ten and fifteen  thousand cars. The stock is, however, more than discounting a continued difficult railcar market. Trinity has $2.8 billion of railcar equipment on lease. If one deducts the company’s net debt from this and divides by its shares outstanding, this equipment alone should be worth $20 per share, which is in excess of the current stock price. Even if we assume a 15% hit to the value of the leased equipment, it is worth $15 per share, which provides substantial support to the value of the stock.

In addition to the leasing division, where the leased equipment resides, we believe there is substantial value in the railcar manufacturing, the barge, the energy equipment and the construction divisions. These divisions alone had pretax earnings of $343 million on average in the 2006-2008 time period and $160 million the first nine months of 2009. If we take a 30% hit to the average pretax profits produced during the 2006-2008 period and apply a seven multiple to these pretax earnings, we get a value of $21 per share. We believe the inland barge group alone is likely to earn in excess of $120 million in pretax earnings in 2009, and has substantial value.

As long as railcar manufacturing is depressed, this is likely to weigh on the stock. However, when the cycle turns, we believe that the substantial values in Trinity’s different divisions will help bring the stock closer to what we think the overall company is worth.

White Mountains Insurance Group Ltd. – Jeffrey Bronchick/Thomas Kerr

White Mountains Insurance Group Ltd. (WTM) is the largest holding in our Masters’ portfolio that has been purchased in two “mental” tranches, both of which represent slightly different perspectives on our view of the practical application of value investment theory.

Our first purchases were in February and March of 2009 at $200 and below and like nearly anything purchased with the steely resolve required at that time, it has been a happy holding. Our premise was simple: White Mountains is a collection of insurance related holdings with a tangible book value that was clobbered down to $345 per share due to horrendous marks to market in a value-oriented equity portfolio, a fate with which we were very familiar. In addition, they were paying dearly for the actual and perceived risk in a reinsurance deal involving Japanese life insurance contracts. Did we mention that White Mountains was also on the wrong end of a theoretically correct decision to return excess capital to shareholders via the repurchase of 20% of their stock by some guy from Omaha [Warren Buffett] in a complicated structure that ended up grossly benefitting the other guy as the market and their stock price melted down?

Nonetheless, our work suggested that the discount to book value more than compensated us for the very real risks at that time. And while management was clearly proving themselves to be less than perfect, there was a strong record and culture of shareholder value that assisted the numerical comfort in our analysis.

38  The Masters’ Select Funds Trust

Time has passed, the financial markets have returned to some semblance of fair value and voilà, the mark to market losses have marked themselves back to par or in some cases gains. Stated book value at 9/30/09 is $405 per share and appears likely to show further increases. Our investment premise now is somewhat simpler and we have added to our position – WTM in some ways resembles a high yield bond with a $405 par value that has the unique feature of a par value on the rise. While property and casualty insurers are an out of favor group, we see no mental block in suggesting that WTM should trade at book value within some reasonably near to intermediate future. We would also note the recent IPO filing of life and health insurer Symetra, which is co-owned with Berkshire Hathaway, as another visible reference of value for investors. While the upside might not be as great as it was at the March lows, it seems there is a much easier and more visible path to a 30% plus return over the next 18-months via the simple accretion to book value.

Polycom, Inc. – Tucker Walsh

Polycom, Inc. (PLCM) is currently a high conviction holding as the backdrop for videoconferencing and reinvestment in enterprise spending and upgrades continues to improve. Polycom, widely recognized by its conference call consoles in corporate boardrooms, provides communications solutions to enterprise and public sector customers to enable voice, video, and content communications. The company is well poised for growth in its video solutions and voice communications solutions business segments over the next few years as it provides a high return on investment for customers and as technologies, like SKYPE, encourage broad consumer adoption.

Cisco’s recent acquisition of Polycom competitor, Tandberg, has validated the videoconferencing opportunity for Polycom and other smaller competitors and should help further the adoption of advancing technologies. The company paid over 3x forward EV/Sales for Tandberg, a pure play video company which does not have the voice business that Polycom does, but trades at a discount to that. While this acquisition creates some short term noise for Polycom stock and presents some competitive challenges that Polycom has not seen as it penetrates the market, Polycom will benefit from being the leading independent player in the videoconferencing space. More importantly, it creates the larger opportunities for Polycom to become the partner of choice for large OEMs, including Microsoft, HP, and IBM. HP, IBM, and MSFT view CSCO as a major competitor and as a result, may choose to partner with Polycom in providing voice solutions. This is an avenue they may also have originally pursued with Tandberg, as a stand alone vendor of choice.

In order to capitalize on this opportunity, Polycom has elevated its level of spending in sales and marketing to gain new customers, which it can afford based on the company’s very pristine balance sheet. Normally we do not like to see operating expenses increasing. However, we think that this is ultimately a good thing for the stock. Cisco has validated this space through its acquisition of Tandberg which will help drive the market even more than where it currently is. Polycom needs to accelerate spending to capitalize on the shifting dynamic that an acquisition like this brings. For instance, wireline carriers like a Verizon prefer to work with an independent provider like PLCM, and in turn, PLCM needs to increase spending to improve its product and sales efforts to the carrier space. We believe this investment spearheaded by a new Head of Sales, both a former CEO of Tandberg and former manager at Cisco, will pay off in an accelerated revenue growth rate that will exhibit significant leverage in the model as 2010 plays out. We would expect revenue growth north of 10% in 2010 with earnings growth that is higher. Longer term we believe that PLCM has the ability to increase operating margins significantly.

In addition, Polycom’s new Head of Sales provides good insight into the competitive environment while also providing the ability to increase channel friendliness, to further penetrate the federal government vertical, and importantly, to help identify a product solution for wireline carriers, like AT&T. This is particularly compelling as these companies continue to build innovative solutions for small to medium businesses, much like the “fax” services they have provided over the past twenty years. Also, while Tandberg has historically been viewed as having the superior product, Polycom is now introducing its first new set of products in over ten years. We believe it will have significant leverage over Cisco. Cisco’s sale of servers presents a direct threat to HP and Dell and those companies would rather partner with a Polycom than send business towards Cisco.

The Polycom brand is strong within the corporate marketplace and has significant room to grow in terms of international presence. Developing nations, like China, present a huge opportunity with nearly 18% of the business already originating there. This business is not without its risks as there remains the potential for Cisco to sacrifice near term margins in the video space by cutting prices dramatically. However, we think these odds are slim as Polycom’s share of market and adoption of video conferencing technology has room to grow in both corporate and consumer markets. PLCM offers a very attractive risk/reward at the current price. The market for video is white hot and Cisco will only drive that market up. Skype and other consumer apps help drive the viral adoption of video conferencing and businesses need robust technology like PLCM to be able to offer high quality solutions to their employees and customers. Additionally, it is only a matter of time before carriers start to offer video conferencing to the small and medium business market. At 18x 2010 Street earnings and $5 in cash this is a very compelling entry point.

Time Warner Cable, Inc. – Dick Weiss

Time Warner Cable, Inc. is held in both the Equity Fund and the Smaller Companies Fund. Please refer to the discussion on page 13.

See page 78 for Industry Terms and Definitions

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Fund Summary  39

Masters’ Select Smaller Companies Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2009

Shares		Value
COMMON STOCKS: 92.6%
Consumer Discretionary: 19.0%
229,800	Charming Shoppes, Inc.*	$1,486,806
425,000	dELiA*s, Inc.*	794,750
52,500	Foot Locker, Inc.	584,850
45,500	GameStop Corp.*	998,270
93,427	Grand Canyon Education, Inc.*	1,776,047
42,500	Jack In The Box, Inc.*	835,975
38,000	Jarden Corp.	1,174,580
24,800	Jo-Ann Stores, Inc.*	898,752
175,000	Liberty Media Corp - Interactive*	1,897,000
37,395	Signet Jewelers Ltd.	999,195
100,000	Syms Corp.*	723,000
27,000	Time Warner Cable, Inc.	1,117,530
3,000	Washington Post Co.	1,318,800
350,000	Wendy’s/Arby’s Group, Inc.	1,641,500
		16,247,055
Consumer Staples: 4.3%
171,000	Central Garden and Pet Co.*	1,699,740
31,300	Diamond Foods, Inc.	1,112,402
10,862	Green Mountain Coffee Roasters, Inc.*	884,927
		3,697,069
Energy: 10.2%
28,600	Atwood Oceanics, Inc.*	1,025,310
56,900	BJ Services Co.	1,058,340
31,500	Forest Oil Corp.*	700,875
72,500	Patterson-UTI Energy, Inc.	1,112,875
119,800	Rosetta Resources, Inc.*	2,387,614
64,600	Rowan Companies, Inc.*	1,462,544
36,000	Smith International, Inc.	978,120
		8,725,678
Financials: 13.1%
8,000	Allied World Assurance Company Holdings, Ltd.	368,560
425,000	Chimera Investment Corp.	1,649,000
190,550	Conseco, Inc.*	952,750
54,600	Duff & Phelps Corp.	996,996
75,000	Hilltop Holdings, Inc.*	873,000
17,500	Mercury General Corp.	687,050
43,626	MSCI, Inc.*	1,387,307
120,806	Ocwen Financial Corp.*	1,156,113
9,500	White Mountains Insurance Group Ltd.	3,160,270
		11,231,046
Health Care: 9.4%
60,024	Conceptus, Inc.*	$1,126,050
46,000	ICON Plc – ADR*	999,580
53,395	MedAssets, Inc.*	1,132,508
36,900	Orthofix International NV*	1,142,793
36,200	RehabCare Group, Inc.*	1,101,566
15,500	Techne Corp.	1,062,680
55,360	Zoll Medical Corp.*	1,479,219
		8,044,396
Industrials: 11.5%
27,000	Alaska Air Group, Inc.*	933,120
36,116	American Superconductor Corp.*	1,477,144
18,400	Clean Harbors, Inc.*	1,096,824
53,400	EnerSys*	1,167,858
43,100	Stanley, Inc.*	1,181,371
62,584	Terex Corp. *	1,239,789
30,875	TransDigm Group, Inc.	1,466,254
74,900	Trinity Industries, Inc.	1,306,256
		9,868,616
Information Technology: 21.3%
391,161	ARM Holdings Plc	1,122,249
18,500	Arrow Electronics, Inc.*	547,785
255,000	Art Technology Group Inc.*	1,150,050
58,200	Aruba Networks Inc.*	620,412
38,000	Atheros Communications, Inc.*	1,301,120
49,200	Avnet, Inc.*	1,483,872
140,000	Brocade Communications Systems Inc.*	1,068,200
30,413	Cymer, Inc.*	1,167,251
66,707	DealerTrack Holdings, Inc.*	1,253,424
27,500	Diebold, Inc.	782,375
32,902	GSI Commerce, Inc.*	835,382
42,700	JDA Software Group, Inc.*	1,087,569
81,945	Polycom, Inc.*	2,046,167
59,200	QLogic Corp.*	1,117,104
47,763	SuccessFactors, Inc.*	791,911
47,100	Synopsys, Inc.*	1,049,388
118,000	United Online, Inc.	848,420
		18,272,679
Materials: 3.8%
72,010	Solutia, Inc.*	914,527
225,000	Spartech Corp.*	2,308,500
		3,223,027
TOTAL COMMON STOCKS
(cost $71,158,212)		79,309,566

40  The Masters’ Select Funds Trust

Masters’ Select Smaller Companies Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2009

Principal
Amount		Value
	SHORT-TERM INVESTMENTS: 7.3%
6,225,000	State Street Bank & Trust., 0.005%,
	12/31/09, due 01/04/10 [collateral:
	par value $5,955,000,
	Fannie Mae, 5.625%, due 07/15/2037,
	value $6,364,406] (proceeds
	$6,225,003)	$6,225,000

	TOTAL SHORT-TERM INVESTMENTS
	(cost $6,225,000)	6,225,000

	TOTAL INVESTMENTS IN SECURITIES
	(cost $77,383,212): 99.9%	85,534,566

	Other Assets Less Liabilities: 0.1%	103,902

	Net Assets: 100%	$85,638,468

Percentages are stated as a percent of net assets.

ADR     American Depository Receipt
*           Non-Income Producing Security

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	41

Masters’ Select Focused Opportunities Fund Review

Masters’ Select Focused Opportunities had an exceptionally strong year in 2009 with a return of 49.3%. This compared to a 26.6% for the fund’s S&P 500 benchmark. For the six months ended December 31 the Focused Opportunities was up 26.5% versus 22.6% for the benchmark. The fund is still relatively young, with less than four years of operating history. During that time it has an average annual loss of 3.0% which reflects the impact of the horrific bear market that ended in March of 2009.

Performance as of December 31, 2009

	Average Annual Total Returns
	One-	Three-	Since
	Year	Year	Inception
Masters’ Select Focused
Opportunities Fund (6/30/06)	49.28%	-6.60%	-3.03%
S&P 500 Index	26.45%	-5.63%	-1.53%

Performance data quoted represents past performance; past performance is no guarantee of future results. See page 3 for a detailed discussion of the risks and costs associated with investing in the Masters’ Select Focused Opportunities Fund.

Masters’ Select Focused Opportunities Fund continues to be run by three sub-advisors: Chris Davis and Ken Feinberg of Davis/Selected Advisors, Peter Langerman of Franklin Mutual Advisors, and Frank Sands Jr. and Michael Sramek of Sands Capital Management. Since each sub-advisor focuses on not more than seven of their highest conviction stock holdings, the overall fund portfolio is concentrated. Longer term we expect to add more sub-advisors with the same mandate. This will allow us to retain the very concentrated high conviction portfolio of each manager while maintaining a more diversified overall fund portfolio. At this time we have no time table for adding sub-advisors.

Portfolio Commentary

A number of factors contributed to the fund’s performance during 2009. The highlights follow along with a manager update.

Performance of managers and an update: The performance of the investment managers relative to their individual benchmarks was mixed in 2009, ranging from a very slight 0.8% underperformance to a very strong 58.4% outperformance. The third manager also produced an excellent 15.0% excess return relative to his benchmark.1 Given the high level of concentration in each sub-portfolio we expect to see a wider range of performance in some periods from the Focused Opportunity Fund managers than for the other Masters’ Select portfolios. As we have written in the past, we do not expect short-term out-performance from every manager in every time period, however long-term out performance relative to benchmarks is our goal for all of our investment managers.

As we go into 2010 we do so with one loose end. In December we learned that Anne Gudefin of Franklin Mutual Advisors, LLC left the firm. Gudefin had recently been added as a co-manager on the portion of Focused Opportunities run by Franklin Mutual. Peter Langerman, the other co-manager and Franklin Mutual’s CEO, has had responsibility for the portfolio since the fund’s inception. We know that Franklin Mutual has a deep team, but as was the case with other team changes that have occurred there (and at other firms) over the years, we are updating our due diligence in order to re-confirm our confidence. We are in the midst of that work now.

Sector and stock-picking impact: Given the highly concentrated nature of the Focused Opportunities Fund, we tend to highlight the performance of individual stocks rather than the impact of sector allocation when discussing the performance of the fund. To illustrate this point, the five top contributors for 2009 came from five different sectors. The two largest detractors from performance came from the financial sector. See page 45 for commentary written by the fund’s sub-advisors on some of the fund’s holdings. The full list of the largest contributors and detractors and their contributions to fund performance follows:

Masters’ Select Focused Opportunities Fund Contribution by Holding
For the Year Ended December 31, 2009

Top 10 Contributors

Portfolio
Security	Contribution
Intuitive Surgical, Inc.	7.41%
Virgin Media, Inc.	6.25%
American Express Co.	6.10%
Apple, Inc.	5.87%
Canadian Natural Resources Ltd.	5.83%
Google, Inc.	4.79%
National Oilwell Varco, Inc.	4.45%
Las Vegas Sands Corp.	3.72%
Salesforce.Com, Inc.	2.50%
Loews Corp.	2.48%

Bottom 10 Contributors

Portfolio
Security	Contribution
Allied Irish Banks	(3.68)%
J.P. Morgan Chase & Co.	(1.79)%
Japan Tobacco, Inc.	(1.11)%
Premier Foods	(0.70)%
Allergan, Inc.	(0.57)%
Deutsche Bank	(0.18)%
Siemens AG	(0.17)%
Genzyme Corp.	(0.06)%
American International Group, Inc.	(0.04)%

42	The Masters’ Select Funds Trust

Portfolio Mix: The sector weights for the fund and its benchmark are presented in the following table as is the asset allocation for the fund. Typically Focused Opportunities’ sector weights are quite different from the S&P 500’s and that is currently the case. As mentioned above, these weights are generally a by-product of the stock selection process of the investment managers rather than top down allocations. There were significant shifts during 2009 with consumer staples more than doubling to 21% of the portfolio. Other big moves were in financials and consumer discretionary stocks, both down by eight percentage points and health care which increased by seven percentage points. Foreign stocks continue to be a material to the fund’s portfolio at 29% of fund assets (the fund has no limitations with respect to how much of its portfolio can be invested in foreign stocks).

By Sector

	Sector Allocation
			S&P 500
	Fund as of	Fund as of	Index as of
	12/31/08	12/31/09	12/31/09
Consumer Discretionary	10.8%	2.7%	9.6%
Consumer Staples	9.7%	20.9%	11.4%
Energy	13.2%	18.3%	11.5%
Finance	28.2%	19.9%	14.4%
Health Care & Pharmaceuticals	5.7%	12.9%	12.6%
Industrials	5.4%	0.0%	10.2%
Materials	3.8%	0.0%	3.6%
Technology	12.2%	10.4%	19.9%
Telecom	0.0%	5.1%	3.2%
Utilities	5.9%	4.7%	3.7%
Cash Equivalents & Other	5.1%	5.1%	0.0%
	100.0%	100.0%	100.0%

By Asset Class

Market Capitalization:
Small-Cap Domestic < $1.7 billion
Mid-Cap Domestic
Large-Cap Domestic > $12.2 billion

*     Totals may not add up to 100% due to rounding.

Closing Thoughts

More than any Masters’ Select Fund, Focused Opportunities is capable of experiencing short term performance that is significantly different than its benchmark. This is a general characteristic of all Masters’ Select funds because none have portfolios that are built with sensitivity to staying close to the benchmark’s sector and industry allocations. However, high “tracking error” is even more possible for Focused Opportunities because the fund has a much more concentrated portfolio. In exchange, the fund has the potential for even higher performance if the focus on even fewer holdings and higher conviction stocks translate into better long-term returns.

As we look ahead to what may be a challenging decade, we believe that the range of returns delivered in the equity mutual fund world could be quite wide with differences partly driven by stock picking skill. Whatever the environment, we look ahead with a great deal of confidence in our group of sub-advisors.

And as we move into 2010 we do so with a tax loss carry forward equal to 52.2% of the fund’s year end assets. It is unlikely that the fund will make a capital gain distribution for 2010 and possibly beyond.

As always, we value your confidence and look forward to investing with you for years to come.

[1]
The managers and their respective benchmarks are: Christopher Davis and Ken Feinberg: S&P 500 Index; Peter Langerman: Russell 3000 Value Index; Frank Sands Jr. and Michael Sramek: Russell 1000 Growth Index.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions.

Fund Summary	43

Masters’ Select Focused Opportunities Fund Managers

			MARKET
		TARGET	CAPITALIZATION
INVESTMENT		MANAGER	OF COMPANIES	STOCK-PICKING
MANAGER	FIRM	ALLOCATION	IN PORTFOLIO	STYLE
Christopher Davis/	Davis Selected Advisers, L.P.	33.33%	Mostly large companies	Growth at a
Kenneth Feinberg				reasonable price
Peter Langerman	Franklin Mutual Advisers, LLC	33.33%	All sizes and global	Value
Frank Sands, Jr./	Sands Capital Management, LLC	33.33%	All sizes, but mostly large	Growth
Michael Sramek			and mid-sized companies

Focused Opportunities Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the Masters’ Select Focused Opportunities Fund from inception (6/30/06) to present compared with the S&P 500 Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

44	The Masters’ Select Funds Trust

Masters’ Select Focused Opportunities Fund Stock Highlights

Johnson & Johnson – Christopher Davis/Kenneth Feinberg

With sales of $61b and a market capitalization of $180b, Johnson & Johnson is the world’s largest health care company. By sales it is the world’s 5th largest pharmaceutical company, the world’s largest medical device company and the world’s largest consumer health company.

More importantly, J&J has an enviable long-term track record of creating shareholder value. J&J has had 25 consecutive years of earnings increases and over the last 20 years J&J’s total return has been 5.4% a year better than the market.

A large part of the company’s success has been its unique entrepreneurial and highly ethical culture. J&J’s decentralized structure grants a great deal of autonomy to the heads of its various businesses ensuring they are nimble all the while taking advantage of the parent company’s resources. J&J is also legendary for its Credo which puts the doctors, nurses and patients that use their products first and stresses focusing on high quality in everything they do. The Credo is printed on the back of every annual report and is prominently displayed throughout the workspace.

J&J benefits from strong long-term growth opportunities as all three of J&J’s business segments - pharmaceuticals, medical devices and consumer health care – have above-average growth prospects. Just as critical is J&J’s solid financial foundation that will enable it to weather economic downturns, credit market dislocations and changes in the competitive landscape. J&J is one of the few AAA-rated industrials due to a net cash position and annual FCF generation that exceeds $12 billion. In fact, we expect that J&J’s financial strength will prove to be a true competitive advantage in times of economic uncertainty as companies with good products look for a strong partner and attractive acquisition opportunities present themselves.

Although listed in the United States, J&J is very much a global company with approximately half of its sales outside the U.S. J&J’s international sales are also growing faster than its domestic ones as it benefits from the growth of health care spending in emerging markets across Asia, Latin America and the Middle East.

One question we always ask ourselves is “Where could we be wrong?” U.S. health care reform is a real but manageable risk. While uncertainty exists as to the final legislation, we estimate that the current proposals will have approximately a 5% negative impact on earnings – in part because half of sales are outside the U.S. A second area to monitor is J&J’s emergent pharmaceutical pipeline. As J&J puts a number of patent expirations behind it, the pharmaceutical segment is looking forward to a period of good growth driven by new drugs. Finally, while a strong balance sheet and cash generation are big positives, we will closely monitor how wisely management allocates future capital.

Schlumberger Ltd. – Frank Sands Jr./Michael Sramek

Schlumberger is held in both the Equity Fund and the Focused Opportunities Fund. Please refer to the discussion on page 11.

Koninklijke KPN – Peter Langerman

Koninklijke KPN is held in both the Value Fund and the Focused Opportunities Fund. Please refer to the discussion on page 30.

See page 78 for Industry Terms and Definitions.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Fund Summary	45

Masters’ Select Focused Opportunities Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2009

Shares		Value
COMMON STOCKS: 94.9%
Consumer Discretionary: 2.7%
116,200	Las Vegas Sands Corp.*	$1,736,028

Consumer Staples: 20.9%
324,263	Cadbury Plc	4,179,876
71,580	CVS Caremark Corp.	2,305,592
35,532	Lorillard, Inc.	2,850,732
3,285,950	Premier Foods Plc*	1,896,114
36,200	Procter & Gamble Co.	2,194,806
		13,427,120
Energy: 18.3%
72,400	Canadian Natural Resources Ltd.	5,209,180
84,600	National Oilwell Varco, Inc.	3,730,014
43,000	Schlumberger Ltd.	2,798,870
		11,738,064
Financials: 19.9%
574,810	Allied Irish Banks Plc	996,959
120,200	American Express Co.	4,870,504
112,189	Bank of New York Mellon Corp.	3,137,926
65,600	Loews Corp.	2,384,560
50,900	Wells Fargo & Co.	1,373,791
		12,763,740
Health Care: 12.9%
55,000	Genzyme Corp.*	2,695,550
10,500	Intuitive Surgical, Inc.*	3,184,860
37,500	Johnson & Johnson	2,415,375
		8,295,785
Technology: 10.4%
14,300	Apple, Inc.*	3,015,298
5,900	Google, Inc.*	3,657,882
		6,673,180
Telecommunication Services: 5.1%
194,750	Koninklijke KPV NV	3,305,191
Utilities: 4.7%
71,470	E.ON AG	2,994,470

TOTAL COMMON STOCKS
(cost $56,210,570)		60,933,578
Principal
Amount		Value
	SHORT-TERM INVESTMENTS: 4.1%
2,604,000	State Street Bank & Trust., 0.005%,
	12/31/09, due 01/04/10 [collateral:
	par value $2,495,000,
	Fannie Mae, 5.625%, due 07/15/2037,
	value $2,666,531] (proceeds	$2,604,000
	$2,604,001)

	TOTAL SHORT-TERM INVESTMENTS
	(cost $2,604,000)	2,604,000

	TOTAL INVESTMENTS IN SECURITIES
	(cost $58,814,570): 99.0%	63,537,578

	Other Assets Less Liabilities: 1.0%	637,389

	Net Assets: 100%	$64,174,967

Percentages are stated as a percent of net assets.

*      Non-Income Producing Security

The accompanying notes are an integral part of these financial statements.

46	The Masters’ Select Funds Trust

Masters’ Select Funds Trust

EXPENSE EXAMPLES – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) redemptions fees; and (2) ongoing costs, including advisory fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

			Expenses Paid	Expense Ratio
	Beginning	Ending	During Period*	During Period*
	Account Value	Account Value	(07/01/09 to	(07/01/09 to
	(07/01/09)	(12/31/09)	12/31/09)	12/31/09)
Masters’ Select Equity Fund – Institutional Actual	$1,000.00	$1,244.90	$7.41	1.31%

Masters’ Select Equity Fund – Investor Actual	$1,000.00	$1,242.30	$8.93	1.58%

Masters’ Select Equity Fund – Institutional Hypothetical
(5% return before expenses)	$1,000.00	$1,018.60	$6.67	1.31%

Masters’ Select Equity Fund – Investor Hypothetical
(5% return before expenses)	$1,000.00	$1,017.24	$8.03	1.58%
Masters’ Select International Fund – Institutional Actual	$1,000.00	$1,197.00	$5.76	1.04%

Masters’ Select International Fund – Investor Actual	$1,000.00	$1,197.20	$7.75	1.40%

Masters’ Select International Fund – Institutional Hypothetical
(5% return before expenses)	$1,000.00	$1,019.96	$5.30	1.04%

Masters’ Select International Fund – Investor Hypothetical
(5% return before expenses)	$1,000.00	$1,018.15	$7.12	1.40%
Masters’ Select Value Fund – Institutional Actual	$1,000.00	$1,216.90	$7.77	1.39%

Masters’ Select Value Fund – Institutional Hypothetical
(5% return before expenses)	$1,000.00	$1,018.20	$7.07	1.39%
Masters’ Select Smaller Companies Fund – Institutional Actual	$1,000.00	$1,286.40	$9.22	1.60%

Masters’ Select Smaller Companies Fund – Institutional Hypothetical
(5% return before expenses)	$1,000.00	$1,017.14	$8.13	1.60%
Masters’ Select Focused Opportunities Fund – Institutional Actual	$1,000.00	$1,265.90	$7.77	1.36%

Masters’ Select Focused Opportunities Fund – Institutional Hypothetical
(5% return before expenses)	$1,000.00	$1,018.35	$6.92	1.36%

*Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (365) (to reflect the one-half year period).

Expense Examples	47

Masters’ Select Funds Trust
STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2009

				Smaller	Focused
		International		Companies	Opportunities
	Equity Fund	Fund	Value Fund	Fund	Fund
ASSETS
Investments in securities at cost	$278,420,154	$1,314,039,490	$100,962,770	$77,383,212	$58,814,570
Investments in securities at value	$317,402,769	$1,390,063,248	$109,414,056	$85,534,566	$63,537,578
Cash	3,925	3,624	2,412	83,043	1,601
Cash, denominated in foreign currency
(cost of $—, $35, $—, $— and
$—, respectively)	—	35	—	—	—
Receivables:
Securities sold	2,707,586	293,506	465,853	1,490,598	—
Dividends and interest	236,700	1,924,368	100,327	81,966	16,236
Fund shares sold	393,663	3,913,566	353,370	141,720	449,860
Foreign tax reclaim	61	416,347	—	—	50
Unrealized gain on forward exchange contracts	—	852,066	421,001	—	341,253
Prepaid expenses	19,442	46,177	10,595	10,758	9,953
Total assets	320,764,146	1,397,512,937	110,767,614	87,342,651	64,356,531
LIABILITIES
Payables:
Advisory fees	283,157	1,072,508	98,920	81,061	53,942
Securities purchased	3,812,460	798,159	588,964	1,404,594	—
Fund shares redeemed	279,131	1,208,437	65,557	126,403	19,211
Foreign taxes withheld	1,317	165,849	—	—	1,081
Unrealized loss on forward exchange contracts	—	547,627	51,326	—	49,581
Accrued other expenses	137,295	438,805	79,081	92,125	57,749
Total liabilities	4,513,360	4,231,385	883,848	1,704,183	181,564
NET ASSETS	$316,250,786	$1,393,281,552	$109,883,766	$85,638,468	$64,174,967
Institutional Class:
Net Assets	$316,246,274	$1,241,028,740	$109,883,766	$85,638,468	$64,174,967
Number of shares issued and outstanding (unlimited
number of shares authorized, $0.01 par value)	29,072,368	95,082,427	10,439,078	8,148,340	7,585,485
Net asset value, offering and redemption price per share	$10.88	$13.05	$10.53	$10.51	$8.46
Investor Class:
Net Assets	$4,512	$152,252,812
Number of shares issued and outstanding (unlimited
number of shares authorized, $0.01 par value)	415	11,674,152
Net asset value, offering and redemption price per share	$10.87	$13.04
COMPONENTS OF NET ASSETS
Paid in capital	$362,925,593	$1,779,252,648	$152,294,879	$157,126,253	$92,979,478
Undistributed net investment income (loss)	—	540,636	(369,675)	(574)	(291,672)
Accumulated net realized loss on investments	(85,657,483)	(462,868,097)	(50,862,399)	(79,638,565)	(33,527,569)
Net unrealized appreciation on:
Investments	38,982,615	76,023,758	8,451,286	8,151,354	4,723,008
Foreign currency	61	332,607	369,675	—	291,722
Net assets	$316,250,786	$1,393,281,552	$109,883,766	$85,638,468	$64,174,967

The accompanying notes are an integral part of these financial statements.

48	The Masters’ Select Funds Trust

Masters’ Select Funds Trust
STATEMENTS OF OPERATIONS For the Year Ended December 31, 2009

				Smaller	Focused
		International		Companies	Opportunities
	Equity Fund	Fund	Value Fund	Fund	Fund
INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld of $64,042,
$1,478,565, $64,992, $— and $49,414, respectively)	$2,578,409	$17,612,029	$1,347,306	$690,987	$886,796
Interest	677	9,337	63	88	3
Total income	2,579,086	17,621,366	1,347,369	691,075	886,799
Expenses
Advisory fees	3,002,200	11,182,493	1,059,185	884,849	610,614
Administration fees	71,747	255,899	22,750	18,478	13,492
Custody fees	55,484	710,012	23,156	37,869	14,467
Transfer agent fees	179,454	586,763	61,239	90,584	11,602
Chief compliance officer fees	10,584	10,584	10,584	10,584	10,584
Fund accounting fees	85,705	81,450	65,300	72,681	57,904
Professional fees	57,417	105,940	42,384	40,129	40,033
Trustee fees	58,095	114,931	43,943	42,945	41,460
Registration expense	32,057	45,868	21,514	20,990	19,143
Insurance expense	24,235	85,716	9,094	7,935	4,056
Reports to shareholders	72,040	212,195	25,166	30,426	6,392
Miscellaneous	21,536	69,660	7,180	6,651	4,302
Distribution Fees for Investor Class (See Note 9)	5	139,493	—	—	—
Total expenses	3,670,559	13,601,004	1,391,495	1,264,121	834,049
Less: fees waived	(33,165)	(1,245,689)	(25,201)	(4,353)	(54,483)
Less: expenses paid indirectly	(1,204)	(12)	(774)	(897)	(489)
Net expenses	3,636,190	12,355,303	1,365,520	1,258,871	779,077
Net investment income (loss)	(1,057,104)	5,266,063	(18,151)	(567,796)	107,722
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY
Net change in realized gain (loss) on:
Investments	(21,642,963)	(121,570,026)	(16,155,093)	(18,503,966)	(23,973,143)
Options	39,408	—	—	17,665	—
Foreign currency transactions	20,449	(400,747)	(842,753)	(1,730)	(705,808)
Net realized loss	(21,583,106)	(121,970,773)	(16,997,846)	(18,488,031)	(24,678,951)
Net unrealized appreciation (depreciation) on:
Investments	122,794,611	450,705,104	50,994,890	47,852,279	46,218,115
Foreign currency translations	(19)	7,969	635,220	—	819,689
Net unrealized appreciation:	122,794,592	450,713,073	51,630,110	47,852,279	47,037,804
Net realized and unrealized gain on investments
and foreign currency	101,211,486	328,742,300	34,632,264	29,364,248	22,358,853
Net increase in net assets resulting from operations	$100,154,382	$334,008,363	$34,614,113	$28,796,452	$22,466,575

The accompanying notes are an integral part of these financial statements.

Statements of Operations	49

Masters’ Select Funds Trust
STATEMENTS OF CHANGES IN NET ASSETS

	Equity Fund		International Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(1,057,104)	$(196,769)	$5,266,063	$35,420,971
Net realized loss on investments and foreign currency	(21,583,106)	(58,962,199)	(121,970,773)	(314,273,617)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	122,794,592	(238,058,891)	450,713,073	(646,112,919)
Net increase (decrease) in net assets resulting from operations	100,154,382	(297,217,859)	334,008,363	(924,965,565)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	—	(347,380)	(6,594,330)	(39,004,663)
Investor Class*	—	—	(670,267)	—
From net realized gain
Institutional Class	—	(22,270,924)	—	(36,804,181)
Investor Class*	—	—	—	—
Total distributions	—	(22,618,304)	(7,264,597)	(75,808,844)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
Institutional Class	33,618,841	45,306,589	276,023,333	437,227,741
Investor Class*	4,000	—	147,677,951	—
Reinvested distributions
Institutional Class	—	22,244,561	5,078,324	63,004,901
Investor Class*	—	—	670,148	—
Redemption fee proceeds
Institutional Class	45,910	28,895	376,753	649,211
Investor Class*	—	—	—	—
Payment for shares redeemed
Institutional Class	(74,216,597)	(199,822,660)	(247,988,898)	(677,229,248)
Investor Class*	—	—	(9,175,557)	—
Net decrease in net assets from capital share transactions	(40,547,846)	(132,242,615)	172,662,054	(176,347,395)
Total increase (decrease) in net assets	59,606,536	(452,078,778)	499,405,820	(1,177,121,804)
NET ASSETS
Beginning of period	256,644,250	708,723,028	893,875,732	2,070,997,536
End of period	$316,250,786	$256,644,250	$1,393,281,552	$893,875,732
Accumulated net investment income (loss)	$—	$—	$540,636	$2,899,345
CAPITAL TRANSACTIONS IN SHARES:
Institutional Class:
Sold	3,784,732	4,069,572	24,480,161	29,471,686
Reinvested distributions	—	2,680,068	388,846	6,287,674
Redeemed	(8,745,506)	(19,425,425)	(24,178,582)	(52,217,125)
Net increase (decrease) from capital share transactions	(4,960,774)	(12,675,785)	690,425	(16,457,765)
Investor Class:
Sold	415	—	12,341,109	—
Reinvested distributions	—	—	51,352	—
Redeemed	—	—	(718,309)	—
Net increase from capital share transactions	415	—	11,674,152	—

* Commenced operations on April 30, 2009.

The accompanying notes are an integral part of these financial statements.

50	The Masters’ Select Funds Trust

Masters’ Select Funds Trust
STATEMENTS OF CHANGES IN NET ASSETS

	Value Fund		Smaller Companies Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(18,151)	$1,175,081	$(567,796)	$(280,261)
Net realized loss on investments and foreign currency	(16,997,846)	(32,598,955)	(18,488,031)	(60,745,662)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	51,630,110	(98,052,938)	47,852,279	(39,473,151)
Net increase (decrease) in net assets resulting from operations	34,614,113	(129,476,812)	28,796,452	(100,499,074)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	(598,059)	(2,000,062)	—	—
From net realized gain
Institutional Class	—	(7,028,244)	—	(5,980,537)
Total distributions	(598,059)	(9,028,306)	—	(5,980,537)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
Institutional Class	14,483,708	29,695,793	10,667,963	27,238,388
Reinvested distributions
Institutional Class	589,827	8,919,959	1,136	5,752,905
Redemption fee proceeds
Institutional Class	14,320	42,222	31,908	23,908
Payment for shares redeemed
Institutional Class	(29,745,791)	(151,824,094)	(43,212,744)	(82,293,467)
Net decrease in net assets from capital share transactions	(14,657,936)	(113,166,120)	(32,511,737)	(49,278,266)
Total increase (decrease) in net assets	19,358,118	(251,671,238)	(3,715,285)	(155,757,877)
NET ASSETS
Beginning of year	90,525,648	342,196,886	89,353,753	245,111,630
End of year	$109,883,766	$90,525,648	$85,638,468	$89,353,753
Accumulated net investment income (loss)	$(369,675)	$363,215	$(574)	$(7)
CAPITAL TRANSACTIONS IN SHARES:
Institutional Class:
Sold	1,678,865	2,563,638	1,293,534	2,596,805
Reinvested distributions	55,696	1,156,934	114	810,268
Redeemed	(3,605,587)	(14,082,445)	(5,940,112)	(8,954,269)
Net decrease from capital share transactions	(1,871,026)	(10,361,873)	(4,646,464)	(5,547,196)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets  51

Masters’ Select Funds Trust
STATEMENTS OF CHANGES IN NET ASSETS

	Focused Opportunities Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2009	2008
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$107,722	$264,263
Net realized loss on investments and foreign currency	(24,678,951)	(8,455,659)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	47,037,804	(49,919,100)
Net increase (decrease) in net assets resulting from operations	22,466,575	(58,110,496)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	(256,904)	(849,956)
From net realized gain
Institutional Class	—	(551,710)
Total distributions	(256,904)	(1,401,666)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
Institutional Class	8,578,592	27,337,148
Reinvested distributions
Institutional Class	256,755	1,398,789
Redemption fee proceeds
Institutional Class	9,718	6,770
Payment for shares redeemed
Institutional Class	(18,035,392)	(35,845,489)
Net decrease in net assets from capital share transactions	(9,190,327)	(7,102,782)
Total increase (decrease) in net assets	13,019,344	(66,614,944)
NET ASSETS
Beginning of year	51,155,623	117,770,567
End of year	$64,174,967	$51,155,623
Accumulated net investment income (loss)	$(291,672)	$249,746
CAPITAL TRANSACTIONS IN SHARES:
Institutional Class:
Sold	1,259,789	3,065,872
Reinvested distributions	30,206	221,678
Redeemed	(2,698,089)	(4,555,972)
Net decrease from capital share transactions	(1,408,094)	(1,268,422)

The accompanying notes are an integral part of these financial statements.

52  The Masters’ Select Funds Trust

Masters’ Select Equity Fund – Institutional Class
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year.

	Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value, beginning of year	$7.54		$15.17	$15.69	$15.24	$15.26

Income from investment operations:
Net investment loss	(0.04)		(0.01)	(0.03)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	3.38		(7.03)	0.78	1.44	0.75
Total income (loss) from investment operations	3.34		(7.04)	0.75	1.43	0.73
Less distributions:
From net investment income	—		(0.01)	—	—	—
From net realized gain	—		(0.58)	(1.27)	(0.98)	(0.75)
Total distributions	—		(0.59)	(1.27)	(0.98)	(0.75)
Redemption fee proceeds	—	^	— ^	— ^	— ^	— ^
Net asset value, end of year	$10.88		$7.54	$15.17	$15.69	$15.24
Total return	44.30%		(46.76)%	4.57%	9.34%	4.96%
Ratios/supplemental data:
Net assets, end of year (millions)	$316.2		$256.6	$708.7	$863.7	$892.6
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.34%		1.25%	1.21%	1.19%	1.19%
After fees waived and expenses paid indirectly	1.33%		1.24%	1.20%	1.18%	1.19%
Ratio of net investment loss to average net assets:	(0.39)%		(0.04)%	(0.20)%	(0.08)%	(0.14)%
Portfolio turnover rate	87.83	%¹	101.71%	35.19%	38.39%	46.05%

^ Amount represents less than $0.01 per share.

¹ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights  53

Masters’ Select International Fund – Institutional Class
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year.

	Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value, beginning of year	$9.47		$18.68	$18.74	$17.48	$16.88
Income from investment operations:
Net investment income	0.06		0.32	0.20	0.34	0.17
Net realized and unrealized gain (loss) on investments and foreign currency	3.59		(8.77)	3.81	3.71	3.64
Total income (loss) from investment operations	3.65		(8.45)	4.01	4.05	3.81
Less distributions:
From net investment income	(0.07)		(0.39)	(0.20)	(0.41)	(0.29)
From net realized gain	––		(0.37)	(3.87)	(2.38)	(2.92)
Total distributions	(0.07)		(0.76)	(4.07)	(2.79)	(3.21)
Redemption fee proceeds	––	^	–– ^	–– ^	–– ^	–– ^
Net asset value, end of year	$13.05		$9.47	$18.68	$18.74	$17.48
Total return	38.54%		(45.47)%	20.75%	23.61%	23.78%
Ratios/supplemental data:
Net assets, end of year (millions)	$1,241.0		$893.9	$2,071.0	$1,726.8	$1,429.1
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.27%		1.22%	1.19%	1.21%	1.24%
After fees waived and expenses paid indirectly	1.15%		1.07%	1.03%	1.06%	1.08%
Ratio of net investment income to average net assets:	0.53%		2.19%	0.88%	1.68%	1.17%
Portfolio turnover rate	104.05	%¹	113.63%	92.66%	98.03%	160.12%

^ Amount represents less than $0.01 per share.

¹ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

54  The Masters’ Select Funds Trust

Masters’ Select Value Fund – Institutional Class
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year.

	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$7.35	$15.09	$16.34	$14.60	$14.90
Income from investment operations:
Net investment income	— ^	0.06	0.08	0.08	0.05
Net realized and unrealized gain (loss) on investments and foreign currency	3.24	(7.17)	(0.42)	2.36	0.55
Total income (loss) from investment operations	3.24	(7.11)	(0.34)	2.44	0.60
Less distributions:
From net investment income	(0.06)	(0.14)	—	(0.04)	(0.06)
From net realized gain	—	(0.49)	(0.91)	(0.66)	(0.84)
Total distributions	(0.06)	(0.63)	(0.91)	(0.70)	(0.90)

Redemption fee proceeds	— ^	— ^	— ^	— ^	— ^
Net asset value, end of year	$10.53	$7.35	$15.09	$16.34	$14.60
Total return	44.04%	(47.35)%	(2.34)%	16.77%	4.13%
Ratios/supplemental data:
Net assets, end of year (millions)	$109.9	$90.5	$342.2	$367.0	$338.2
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.45%	1.29%	1.23%	1.24%	1.24%
After fees waived and expenses paid indirectly	1.42%	1.27%	1.21%	1.21%	1.21%
Ratio of net investment income (loss) to average net assets:	(0.02)%	0.54%	0.45%	0.49%	0.26%
Portfolio turnover rate	48.20%	38.76%	24.42%	31.00%	30.21%

^ Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights  55

Masters’ Select Smaller Companies Fund – Institutional Class
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year.

	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$6.98	$13.36	$14.86	$14.10	$13.84
Income from investment operations:
Net investment loss	(0.07)	(0.02)	(0.06)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on investments	3.60	(5.96)	0.35	1.47	0.80
Total income (loss) from investment operations	3.53	(5.98)	0.29	1.38	0.73
Less distributions:
From net realized gain	—	(0.40)	(1.79)	(0.62)	(0.47)
Total distributions	—	(0.40)	(1.79)	(0.62)	(0.47)
Redemption fee proceeds	— ^	— ^	— ^	— ^	— ^
Net asset value, end of year	$10.51	$6.98	$13.36	$14.86	$14.10
Total return	50.57%	(44.81)%	1.64%	9.67%	5.29%
Ratios/supplemental data:
Net assets, end of year (millions)	$85.6	$89.4	$245.1	$268.9	$273.2
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.63%	1.39%	1.32%	1.32%	1.33%
After fees waived and expenses paid indirectly	1.62%	1.39%	1.31%	1.31%	1.30%
Ratio of net investment loss to average net assets:	(0.73)%	(0.15)%	(0.40)%	(0.56)%	(0.64)%
Portfolio turnover rate	131.36%	142.21%	130.65%	102.72%	118.76%

^ Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

56  The Masters’ Select Funds Trust

Masters’ Select Focused Opportunities Fund – Institutional Class
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Year Ended December 31,			Period Ended**
	2009	2008	2007	December 31, 2006
Net asset value, beginning of period	$5.69	$11.48	$11.02	$10.00
Income from investment operations:
Net investment income	0.01	0.01	0.09	—
Net realized and unrealized gain (loss) on investments and foreign currency	2.79	(5.66)	0.77	1.02
Total income (loss) from investment operations	2.80	(5.65)	0.86	1.02
Less distributions:
From net investment income	(0.03)	(0.08)	—	—
From net realized gain	—	(0.06)	(0.40)	—
Total distributions	(0.03)	(0.14)	(0.40)	—
Redemption fee proceeds	—^	—^	—^	—^
Net asset value, end of period	$8.46	$5.69	$11.48	$11.02
Total return	49.28%	(49.34)%	7.73%	10.20	%+
Ratios/supplemental data:
Net assets, end of period (millions)	$64.2	$51.2	$117.8	$57.2
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.50%	1.36%	1.34%	1.63	%*
After fees waived and expenses paid indirectly	1.40%	1.28%	1.26%	1.40	%*
Ratio of net investment income (loss) to average net assets:	0.19%	0.28%	0.72%	(0.02	)%*
Portfolio turnover rate	62.70%	72.09%	45.66%	7.12	%+

* Annualized.

+ Not annualized.

^ Amount represents less than $0.01 per share.

** Commenced operations on June 30, 2006.

The accompanying notes are an integral part of these financial statements.

Financial Highlights  57

Masters’ Select Funds – Investor Class
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Equity Fund		International Fund
	Period Ended**		Period Ended**
	December 31, 2009		December 31, 2009
Net asset value, beginning of period	$8.32		$9.85
Income from investment operations:
Net investment income	(0.03)		––
Net realized and unrealized gain on investments and foreign currency	2.58		3.25
Total income from investment operations	2.55		3.25
Less distributions:
From net investment income	––		(0.06)
From net realized gain	––		––
Total distributions	––		(0.06)
Redemption fee proceeds	––		––
Net asset value, end of period	$10.87		$13.04
Total return	30.65	%+	32.97	%+
Ratios/supplemental data:
Net assets, end of period (thousands)	$4.5		$152,252.8
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.57	%*	1.51	%*
After fees waived and expenses paid indirectly	1.56	%*	1.39	%*
Ratio of net investment income (loss) to average net assets:	(0.70	)%*	(0.10	)%*
Portfolio turnover rate	87.83%[1]		104.05%[1]

* Annualized.

+ Not annualized.

1  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

** Commenced operations on April 30, 2009.

The accompanying notes are an integral part of these financial statements.

58  The Masters’ Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization

The Masters’ Select Funds Trust (the “Trust”) was organized as a Delaware business trust on August 1, 1996 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Trust consists of five separate series: the Masters’ Select Equity Fund, the Masters’ Select International Fund, the Masters’ Select Value Fund, the Masters’ Select Smaller Companies Fund and the Masters’ Select Focused Opportunities Fund (each a “Fund” and collectively the “Funds”).

The Masters’ Select Equity Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded portfolio managers. The Fund offers two classes of shares: Institutional and Investor Class shares. The investor class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see note 9). The investor class commenced operations on April 30, 2009.

The Masters’ Select International Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded international portfolio managers. The Fund offers two classes of shares: Institutional and Investor Class shares. The investor class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see note 9). The investor class commenced operations on April 30, 2009.

The Masters’ Select Value Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of four highly regarded value portfolio managers. The Fund offers one class of shares: Institutional Class.

The Masters’ Select Smaller Companies Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded smaller company portfolio managers. The Fund offers one class of shares: Institutional Class.

The Masters’ Select Focused Opportunities Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of three highly regarded portfolio managers. The Fund offers one class of shares: Institutional Class.

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price (“NOCP”). Securities traded on an exchange for which there have been no sales are valued at the mean between the closing bid and asked prices. Debt securities maturing within 60 days or less are valued at amortized cost unless the Valuation Committee determines that amortized cost does not represent fair value. Securities for which market prices are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the securities are valued at fair value as determined in good faith by the Investment Managers that selected the security for the Fund’s portfolio and the Trust’s Valuation Committee in accordance with procedures approved by the Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining the fair value of a security. As a result, different mutual funds could reasonably arrive at a different value for the same security. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. At December 31, 2009 fair value factors were used to price certain securities within the portfolio. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds in accordance with the Investment Company Act of 1940.

B.
Foreign Currency Translation. The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Notes to Financial Statements  59

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS – (Continued)

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

C.
Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees. As of December 31, 2009, there were no restricted securities held by the Funds.

D.
Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. These gains and losses are reflected on the Statement of Operations as Realized Gain (loss) on foreign currency transactions. Counter-parties to these forward contracts are major U.S. financial institutions. For further information on the forward contracts held by each Fund, please refer to Note 7.

E.
Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a Manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions.

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

60  The Masters’ Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS – (Continued)

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

Risks of Investing in Options. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of a Fund as a regulated investment company. As of December 31, 2009, there were no options held by the Funds.

F.
Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required.

The Funds have reviewed the tax position, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2009, and has determined that no provision for income tax is required in the Fund’s financial statements. Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest.

G.
Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their federal tax-basis.

H.
Security Transactions, Dividend and Interest Income and Expenses. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income and, where applicable, foreign tax withholding expenses are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method. Many expenses of the Trust can be directly attributed to a specific Fund. Each Fund is charged for expenses directly attributed to it. Expenses that cannot be directly attributed to a specific Fund are allocated among the Funds in the Trust in proportion to their respective net assets or other appropriate method. Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class are generally due to differences in class specific expenses. Expenses that can be directly attributed to a specific class, such as 12b-1 expenses, and allocated to that specific class based on net assets.

Notes to Financial Statements  61

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS – (Continued)

I.
Repurchase Agreements. Each Fund may enter into repurchase agreements through which the Fund acquires a security (the “underlying security”) from a seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System.  The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. It is the Trust’s policy that its Custodian takes possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. The Funds’ policy states that the value of the collateral is at least 102% of the value of the repurchase agreement. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by a Fund may be delayed or limited.

J.	Expenses Paid Indirectly. Under terms of the Trust’s Custodial Agreement, the Funds earn credits on cash balances which are applied against custodian fees.

K.
Indemnification Obligations. Under the Funds’ organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

L.
Accounting Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through February 19, 2010, the date the financial statements were issued.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Litman/Gregory Fund Advisors, LLC (the “Advisor”). Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate below of the respective Fund’s average daily net assets before any fee waivers:

Equity Fund	1.10% on the first $750 million and
1.00% on assets in excess of $750 million
International Fund	1.10% on the first $1 billion and
1.00% on assets in excess of $1 billion
Value Fund	1.10% on the first $1 billion and
1.00% on assets in excess of $1 billion
Smaller Companies Fund	1.14% on the first $450 million and
1.04% on assets in excess of $450 million
Focused Opportunities Fund	1.10% on the first $1 billion and
1.00% on assets in excess of $1 billion

The Advisor engages Managers to manage the funds and pays the Managers from its advisory fees.

Through April 30, 2010 the Advisor has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 0.95% of the average daily net assets of the International Fund, 1.08% of the average daily net assets of the Value Fund, and 1.02% of the Focused Opportunities Fund. Additionally, the Advisor has voluntarily agreed to waive its management fee on the daily cash values of the Funds not allocated to Managers. For the year ended December 31, 2009, the amount waived, contractual and voluntary, was $33,165, $1,245,689, $25,201, $4,353 and $54,483 for the Masters’ Select Equity Fund, Masters’ Select International Fund, Masters’ Select Value Fund, Masters’ Select Smaller Companies Fund and Masters’ Select Focused Opportunities Fund, respectively. The Advisor has agreed not to seek recoupment of such waived fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the Administrator to the Funds. State Street Bank and Trust (“State Street”) serves as the Funds’ Custodian and Fund Accountant. Boston Financial Data Services (“BFDS”), an affiliate of State Street, serves as the Funds’ Transfer Agent. Quasar Distributors, LLC (“Quasar”), an affiliate of USBFS, acts as the Funds’ distributor and principal underwriter.

An employee of the Advisor serves as the Funds’ Chief Compliance Officer (“CCO”). The CCO receives no compensation from the Funds for his services, however, the Funds reimbursed the Advisor $52,920 for the year ended December 31, 2009 for the services of the CCO.

Affiliated entities of the Managers received net commissions on purchases and sales of the Funds’ portfolio securities for the year ended December 31, 2009 of $158,441 for the Masters’ Select International Fund.

Each independent Trustee, within the meaning of the 1940 Act, is compensated by the Trust at the rate of $75,000 per year.

62  The Masters’ Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 4 – Investment Transactions

The cost of securities purchased and the proceeds from securities sold for the year ended December 31, 2009, excluding short-term investments, were as follows:

Fund	Purchases	Sales
Equity Fund	$225,995,331	$272,053,802
International Fund	$1,165,193,857	$1,031,256,147
Value Fund	$43,934,733	$60,092,793
Smaller Companies Fund	$93,704,079	$129,527,715
Focused Opportunities Fund	$32,782,189	$42,657,258

Note 5 – Fair Value of Financial Instruments

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and each Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund’s investments carried at fair value:

Equity Fund

	Quoted prices in
	active markets for	Significant other	Significant
	identical assets	observable inputs	unobservable
Description	(Level 1)	(Level 2)	inputs (Level 3)	Total
Equity
Common Stock	$279,130,189	$—	$—	$279,130,189
Depository Receipts	$22,352,580	$—	$—	$22,352,580
Total Equity	$301,482,769	$—	$—	$301,482,769
Short-Term Investments	$—	$15,920,000	$—	$15,920,000
Total Investments in Securities	$301,482,769	$15,920,000	$—	$317,402,769
Other Financial instruments*	$—	$—	$—	$—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options. Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

Notes to Financial Statements  63

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS – (Continued)

International Fund

	Quoted prices in
	active markets for	Significant other	Significant
	identical assets	observable inputs	unobservable
Description	(Level 1)	(Level 2)	inputs (Level 3)		Total
Equity
Common Stock	$132,919,708	$979,497,165	$—	**	$1,112,416,873
Depository Receipts	$197,162,375	$—	$—		$197,162,375
Total Equity	$330,082,083	$979,497,165	$—		$1,309,579,248
Short-Term Investments	$—	$80,484,000	$—		$80,484,000
Total Investments in Securities	$330,082,083	$1,059,981,165	$—		$1,390,063,248
Other Financial instruments*	$304,439	$—	$—		$304,439

**	Significant unobservable inputs were used in determining the value of portfolio securities for the International Fund. However, the value of these securities was $0 as of December 31, 2009.

Value Fund

	Quoted prices in
	active markets for	Significant other	Significant
	identical assets	observable inputs	unobservable
Description	(Level 1)	(Level 2)	inputs (Level 3)	Total
Equity
Common Stock	$97,587,586	$—	$—	$97,587,586
Depository Receipts	$6,588,053	$—	$—	$6,588,053
Preferred Stock	$856,417	$—	$—	$856,417
Total Equity	$105,032,056	$—	$—	$105,032,056
Short-Term Investments	$—	$4,382,000	$—	$4,382,000
Total Investments in Securities	$105,032,056	$4,382,000	$—	$109,414,056
Other Financial instruments*	$369,675	$—	$—	$369,675

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options. Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

64  The Masters’ Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS – (Continued)

Smaller Companies Fund

	Quoted prices in
	active markets for	Significant other	Significant
	identical assets	observable inputs	unobservable
Description	(Level 1)	(Level 2)	inputs (Level 3)	Total
Equity
Common Stock	$76,660,986	$—	$—	$76,660,986
Depository Receipts	$999,580	$—	$—	$999,580
Real Estate Investment Trusts	$1,649,000	$—	$—	$1,649,000
Total Equity	$79,309,566	$—	$—	$79,309,566
Short-Term Investments	$—	$6,225,000	$—	$6,225,000
Total Investments in Securities	$79,309,566	$6,225,000	$—	$85,534,566
Other Financial instruments*	$—	$—	$—	$—

Focused Opportunities Fund

	Quoted prices in
	active markets for	Significant other	Significant
	identical assets	observable inputs	unobservable
Description	(Level 1)	(Level 2)	inputs (Level 3)	Total
Equity
Common Stock	$60,933,578	$—	$—	$60,933,578
Total Equity	$60,933,578	$—	$—	$60,933,578
Short-Term Investments	$—	$2,604,000	$—	$2,604,000
Total Investments in Securities	$60,933,578	$2,604,000	$—	$63,537,578
Other Financial instruments*	$291,672	$—	$—	$291,672

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options. Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

Notes to Financial Statements  65

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 6 – Income Taxes and Distributions to Shareholders

As of December 31, 2009, the components of accumulated earnings (losses) for income tax purposes were as follows:

					Focused
	Equity	International	Value	Smaller Co	Opportunity
	Fund	Fund	Fund	Fund	Fund
Tax cost of Investments	283,430,918	1,327,184,851	101,328,513	79,667,017	58,985,061
Gross Tax Unrealized Appreciation	65,810,658	196,457,193	22,389,698	14,671,395	10,397,245
Gross Tax Unrealized Depreciation	(31,838,807)	(133,578,796)	(14,304,155)	(8,803,845)	(5,844,728)
Net Tax unrealized appreciation (depreciation) on investments	33,971,851	62,878,397	8,085,543	5,867,550	4,552,517
Net Tax unrealized appreciation (depreciation) on forward contracts and foreign currency	61	28,012	—	—	50
Net Tax unrealized appreciation (depreciation)	33,971,912	62,906,409	8,085,543	5,867,550	4,552,567
Undistributed ordinary Income	—	2,290,121	—	—	—
Capital Loss Carry Forward	(80,398,083)	(445,359,902)	(50,496,656)	(77,354,760)	(33,357,078)
Post-October Currency Losses	—	—	—	(574)	—
Post-October Capital Losses	(248,636)	(5,807,724)	—	—	—
Total accumulated gain/(loss)	(46,674,807)	(385,971,096)	(42,411,113)	(71,487,784)	(28,804,511)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

The capital loss carry forwards for each Fund were as follows:

	Capital Loss		Capital Loss
	Carryover	Expires	Carryover	Expires
Equity Fund	38,082,419	12/31/16	42,315,664	12/31/17
International Fund	222,222,862	12/31/16	223,137,040	12/31/17
Value Fund	31,962,945	12/31/16	18,533,711	12/31/17
Smaller Companies Fund	46,712,456	12/31/16	30,642,304	12/31/17
Focused Opportunities Fund	6,874,237	12/31/16	26,482,841	12/31/17

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

	Undistributed Net
	Investment	Accumulated Net	Paid In
	Income (Loss)	Realized Gain (Loss)	Capital
Equity Fund	1,057,104	(57,137)	(999,967)
International Fund	(360,175)	360,175	—
Value Fund	(116,680)	830,503	(713,823)
Smaller Companies Fund	567,229	1,730	(568,959)
Focused Opportunities Fund	(392,236)	705,809	(313,573)

The permanent differences primarily relate to foreign currencies, securities litigation income and PFIC adjustments.

The tax composition of dividends (other than return of capital dividends for the years ended December 31, 2009 and 2008 were as follows:

	2009		2008
	Ordinary	Long-term	Ordinary	Long-term
	Income	Capital Gain	Income	Capital Gain
Equity Fund	$—	$—	$609,326	$22,008,978
International Fund	$7,264,597	$—	$53,325,301	$22,483,543
Value Fund	$598,059	$—	$2,000,062	$7,028,244
Smaller Companies Fund	$—	$—	$639,687	$5,340,850
Focused Opportunities Fund	$256,904	$—	$849,956	$551,710

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2009.

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

66  The Masters’ Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 7 – Off-Balance Sheet Risk

The Funds are parties to financial instruments with off-balance sheet risk, primarily forward contracts, in order to hedge the impact of adverse changes in the relationship between the U.S. dollar and various foreign currencies and certain assets and liabilities denominated in foreign currencies. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks also arise from the possible inability of counterparties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds’ involvement in such currencies.

A forward contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed future date. Forward contracts are reported in the financial statements as unrealized gain (loss) as measured by the difference between the forward exchange rate at the reporting date and the forward exchange rate on the date the contract is entered into. At December 31, 2009, the Funds had the following forward contracts outstanding:

Masters’ Select International Fund

	Currency to		U.S. $ Value at	Currency to	U.S. $ Value at
Settlement Date	be Delivered		December 31, 2009	be Received	December 31, 2009
9/15/2010	4,820,000	Euro Currency	$7,042,020	U.S. Dollars	$6,901,864
10/25/2010	490,000	Euro Currency	734,794	U.S. Dollars	701,463
3/3/2010	680,000,000	Japanese Yen	7,049,043	U.S. Dollars	7,306,935
9/7/2010	463,000,000	Japanese Yen	5,022,237	U.S. Dollars	4,987,219
11/16/2010	176,000,000	Japanese Yen	1,954,307	U.S. Dollars	1,899,561
11/29/2010	600,000,000	Japanese Yen	6,863,654	U.S. Dollars	6,478,619
3/3/2010	2,100,000	Swiss Franc	1,820,152	U.S. Dollars	2,028,567
6/4/2010	3,785,000	Swiss Franc	3,578,181	U.S. Dollars	3,659,345
9/24/2010	6,900,000	Swiss Franc	6,769,352	U.S. Dollars	6,682,326
10/25/2010	3,930,000	Swiss Franc	3,925,290	U.S. Dollars	3,808,534
			$44,759,030		$44,454,433

Masters’ Select Value Fund

	Currency to		U.S. $ Value at	Currency to	U.S. $ Value at
Settlement Date	be Delivered		December 31, 2009	be Received	December 31, 2009
1/14/2010	250,000	Euro Currency	$358,346	U.S. Dollars	$368,458
1/14/2010	200,000	Euro Currency	286,677	U.S. Dollars	299,920
1/14/2010	6,445,160	Euro Currency	9,525,559	U.S. Dollars	9,238,398
1/13/2010	3,649,318	Pound Sterling	5,870,329	U.S. Dollars	5,898,301
1/13/2010	2,425,910	Pound Sterling	4,054,569	U.S. Dollars	3,920,937
1/13/2010	220,000	Pound Sterling	355,788	U.S. Dollars	355,580
			$20,451,268		$20,081,594

Masters’ Select Focused Opportunities Fund

	Currency to		U.S. $ Value at	Currency to	U.S. $ Value at
Settlement Date	be Delivered		December 31, 2009	be Received	December 31, 2009
1/14/2010	850,000	Euro Currency	$1,218,378	U.S. Dollars	$1,252,756
1/14/2010	100,000	Euro Currency	143,339	U.S. Dollars	149,960
1/14/2010	4,782,766	Euro Currency	7,068,641	U.S. Dollars	6,855,547
1/14/2010	240,000	Euro Currency	353,976	U.S. Dollars	344,013
1/13/2010	1,119,604	Pound Sterling	1,801,007	U.S. Dollars	1,809,588
1/13/2010	2,143,800	Pound Sterling	3,583,062	U.S. Dollars	3,464,970
1/13/2010	110,000	Pound Sterling	177,894	U.S. Dollars	177,790
			$14,346,297		$14,054,624

The Masters’ Select Equity Fund and the Masters’ Select Smaller Companies Fund do not have outstanding forward exchange contracts as of December 31, 2009.

Notes to Financial Statements  67

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 8 – Written Options Contracts

The premium amount and the number of option contracts written during the year ended December 31, 2009 were as follows:

	Equity Fund		Smaller Companies Fund
	Premium	Number of	Premium	Number of
	Amount	Contracts	Amount	Contracts
Options outstanding at December 31, 2008	$—	—	$—	—
Options written	115,547	300	17,665	35
Options closed	(67,718)	(150)	—	—
Options exercised	(30,729)	(90)	(17,665)	(35)
Options expired	(17,100)	(60)	—	—
Options outstanding at December 31, 2009	$—	—	$—	—

Note 9 – Distribution Plan

Certain Funds have adopted a Plan of Distribution (the “Plan”) dated February 25, 2009, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Investor Classes of the Equity Fund and the International Fund will compensate broker-dealers or qualified institutions with whom the Fund has entered into a contract to distribute Fund shares (“Dealers”). Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Classes, which may be payable as a service fee for providing recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the period from inception of the Classes, April 30, 2009 ending December 31, 2009, the Equity Investor Class and the International Class incurred $5, and $139,493, respectively, pursuant to the Plan.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of the Fund’s outstanding shares.

Note 10 – Line of Credit

The Trust has an unsecured $75,000,000 line of credit with its custodian. Borrowings under this arrangement bear interest at the higher of the federal funds rate or overnight libor plus 0.75% per annum. As compensation for holding available the lending commitment, the Trust pays 0.12% per annum fee on the unused portion of the commitment, which is allocated among the Funds based on their relative net assets. The fee is payable quarterly in arrears. Borrowing activity under this agreement for the year ended December 31, 2009, was as follows:

		Amount Outstanding	Average Amount	Average Interest
Fund	Interest Expense	at December 31, 2009	Outstanding	Rate
Smaller Companies	$376	$0	$36,690	0.017%

Note 11 – Other Derivative Information

At December 31, 2009, the Funds have invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

International Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets	Fair Value	Statement of Assets	Fair Value
	and Liabilities Location	Amount	and Liabilities Location	Amount
Foreign exchange contracts	Unrealized appreciation on		Unrealized depreciation on
	forward exchange contracts	$852,066	forward exchange contracts	$547,627
	Total	$852,066		$547,627

Value Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets	Fair Value	Statement of Assets	Fair Value
	and Liabilities Location	Amount	and Liabilities Location	Amount
Foreign exchange contracts	Unrealized appreciation on		Unrealized depreciation on
	forward exchange contracts	$421,001	forward exchange contracts	$51,326
	Total	$421,001		$51,326

68  The Masters’ Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS – (Continued)

Focused Opportunities Fund

	Asset Derivatives		Liability Derivatives
	Statement of Assets	Fair Value	Statement of Assets	Fair Value
	and Liabilities Location	Amount	and Liabilities Location	Amount
Foreign exchange contracts	Unrealized appreciation on		Unrealized depreciation on
	forward exchange contracts	$341,253	forward exchange contracts	$49,581
	Total	$341,253		$49,581

For the year ended December 31, 2009, the effect of derivative contracts on the Funds’ Statement of Operations were as follows:

Equity Fund
Net Realized Gain (Loss) on Investments					Net Change in Unrealized Appreciation (Depreciation) on Investments
		Options	Contracts	Total			Options	Contracts	Total
Equity/Foreign
exchange					Foreign exchange
contracts*		$39,408	$20,449	$59,857	contracts		$—	$(19)	$(19)
	Total	$39,408	$20,449	$59,857		Total	$—	$(19)	$(19)

International Fund
Net Realized Gain (Loss) on Investments					Net Change in Unrealized Appreciation (Depreciation) on Investments
		Options	Contracts	Total			Options	Contracts	Total
Equity/Foreign
exchange					Foreign exchange
contracts*		$—	$(400,747)	$(400,747)	contracts		$—	$7,969	$7,969
	Total	$—	$(400,747)	$(400,747)		Total	$—	$7,969	$7,969

Value Fund
Net Realized Gain (Loss) on Investments					Net Change in Unrealized Appreciation (Depreciation) on Investments
		Options	Contracts	Total			Options	Contracts	Total
Equity/Foreign
exchange					Foreign exchange
contracts*		$—	$(842,753)	$(842,753)	contracts		$—	$635,220	$635,220
	Total	$—	$(842,753)	$(842,753)		Total	$—	$635,220	$635,220

Smaller Companies Fund
Net Realized Gain (Loss) on Investments					Net Change in Unrealized Appreciation (Depreciation) on Investments
		Options	Contracts	Total			Options	Contracts	Total
Equity/Foreign
exchange					Foreign exchange
contracts*		$17,665	$(1,730)	$15,935	Contracts		$—	$—	$—
	Total	$17,665	$(1,730)	$15,935		Total	$—	$—	$—

Focused Opportunities Fund

Net Realized Gain (Loss) on Investments					Net Change in Unrealized Appreciation (Depreciation) on Investments
		Options	Contracts	Total			Options	Contracts	Total
Equity/Foreign
exchange					Foreign exchange
contracts*		$—	$(705,808)	$(705,808)	Contracts		$—	$819,689	$819,689
	Total	$—	$(705,808)	$(705,808)		Total	$—	$819,689	$819,689

*
Average amount outstanding during the year for equity contracts is described in note 8. Average amount outstanding during the year for foreign exchange contracts is generally consistent with amounts outstanding at December 31, 2009.

Notes to Financial Statements  69

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 12 – Subsequent Events

As of February 19, 2010, the issuance date of the financial statements, no subsequent events or transactions had occurred that require disclosure.

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Funds are currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

70  The Masters’ Select Funds Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

The Masters' Select Equity Fund
The Masters' Select International Fund
The Masters' Select Value Fund
The Masters' Select Smaller Companies Fund
The Masters' Select Focused Opportunities Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Masters' Select Equity Fund, The Masters' Select International Fund, The Masters' Select Value Fund, The Masters' Select Smaller Companies Fund and The Masters' Select Focused Opportunities Fund (hereafter referred to as the "Funds") at December 31, 2009, and results of each of their operations for the year then ended, changes in each of their net assets and financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit of financial statements includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 19, 2010

Report of Independent Registered Public Accounting Firm 71

Masters’ Select Funds Trust
OTHER INFORMATION – (Unaudited)

Proxy Voting Policies and Procedures

The sub-advisors of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the sub-advisors of the Funds voted proxies relating to portfolio securities during the 12-month period ended December 31 is available, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-960-0188 or by visiting the Funds’ website at http://www.mastersfunds.com.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-960-0188 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

Board Consideration of and Continuation of Investment Advisory Agreement

At the meeting held on December 1, 2009, the Board of Trustees, including the independent trustees of the Board of Trustees (the “Independent Trustees”), considered and approved the one-year renewal of: (1) the Unified Investment Advisory Agreement (the “Advisory Agreement”) between the Masters’ Select Funds Trust (the “Trust”) and Litman/Gregory Fund Advisors, LLC (the “Advisor”), with respect to the Masters’ Select Equity Fund, the Masters’ Select International Fund, the Masters’ Select Value Fund, the Masters’ Select Smaller Companies Fund, and the Masters’ Select Focused Opportunities Fund (the “Funds”), and (2) the investment manager agreements (the “Manager Agreements”) between the Advisor and each of Davis Selected Advisers, L.P., Friess Associates, LLC, Harris Associates L.P., Sands Capital Management, LLC, Southeastern Asset Management, Inc., Turner Investment Partners, Inc. and Wells Capital Management, Inc. with respect to Masters’ Select Equity Fund, each of Harris Associates L.P., Marsico Capital Management, LLC, Mastholm Asset Management, LLC, Northern Cross, LLC, Third Avenue Management, LLC and Thornburg Investment Management, Inc., with respect to Masters’ Select International Fund, each of Franklin Mutual Advisers, LLC, Harris Associates, L.P. and Southeastern Asset Management, Inc., with respect to Masters’ Select Value Fund, each of Copper Rock Capital Partners, LLC, First Pacific Advisors, LLC, Friess Associates, LLC, Reed Conner & Birdwell, LLC and Wells Capital Management, Inc. with respect to Masters’ Select Smaller Companies Fund, and each of Davis Selected Advisers, L.P., Franklin Mutual Advisers, LLC and Sands Capital Management, LLC with respect to Masters’ Select Focused Opportunities Fund (the “Managers”). The one-year renewal of all agreements is for the period ending December 31, 2010.

Prior to each meeting, the Independent Trustees had requested detailed information from the Advisor regarding the Funds. The materials provided by the Advisor were extensive and included information relating to each Fund’s investment objectives and, where applicable, results, portfolio composition, advisory fee and expense comparisons, as well as information on each Manager’s performance within the various Funds and in comparison to other accounts (including other mutual funds) managed by such Manager. Financial and profitability information regarding the Advisor, descriptions of various functions, such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to each Fund was also provided. In addition, the Independent Trustees discussed the approval of the Advisory Agreement and Manager Agreements with representatives of the Advisor and were advised by independent counsel on these and other relevant matters.

In addition, the Board had received information about the Funds throughout the year which included a wide variety of materials relating to the services provided (or to be provided) by the Advisor and the Managers, including reports on the Funds’ and each Manager’s investment results, portfolio composition, portfolio trading practices, and shareholder services, in addition to other information relating to the nature, extent, and quality of services provided (or to be provided) by the Advisor and the Managers. Throughout the course of the year, the Board of Trustees also received in-person presentations from various members of senior management at the Advisor and requested and reviewed supplemental information, which included extensive materials regarding the Funds’ investment results, advisory fees and expense comparisons, financial and profitability information regarding the Advisor, compliance monitoring, and information about the personnel providing investment management and administrative services to the Funds.

72 The Masters’ Select Funds Trust

The information provided to the Board of Trustees at the meeting, together with the information provided throughout the course of the year, formed the primary (but not exclusive) basis for the Board of Trustees’ determinations. The Board of Trustees did not identify any single issue or particular datum point that, in isolation, would be controlling in their decision to renew the Advisory Agreement or the Manager Agreements. Rather, the Board of Trustees considered the total mix of information provided. The following summary describes the key factors considered by the Board of Trustees, including the Independent Trustees, and the conclusions thereto that formed the basis for approving the renewal of the Advisory Agreement and the Manager Agreements, in light of the legal advice furnished to them by independent legal counsel and their own business judgment. The following list of factors is not inclusive of all factors that were considered.

1.	Nature, extent and quality of services

The Advisor, its personnel and its resources. The Trustees considered the depth and quality of the Advisor’s investment management process, including its sophisticated monitoring and oversight of the Sub-Advisors; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees discussed the high level of Sub-Advisor due diligence continually being undertaken by the Advisor. The Trustees also noted the high quality of the non-advisory management services provided by the Advisor, such as responsiveness to shareholder inquiries and the preparation of shareholder communications, as well as the Advisor’s responsiveness with respect to requests of both the Board and the shareholders. In addition, the Trustees noted that, because the Advisor is a significant shareholder in the Funds, the Advisor has an additional incentive to ensure that the Funds perform well for the shareholders. The Board also noted that the members of senior management of the Advisor, including the Interested Trustees, were also shareholders of the Funds.

The Trustees then considered the Advisor’s policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to those programs; its efforts to keep the Trustees informed; and its attention to matters that may involve potential conflicts of interest with each Fund. The Trustees expressed appreciation for the extent and effectiveness of the Advisor’s compliance operations and the Advisor’s oversight of Sub-Advisor and service providers’ compliance operations. The Trustees discussed the Advisor’s commitment to compliance at length in a private session with senior management of the Advisor. The Trustees also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by the Advisor to the Funds under the Agreement and other agreements, including the administrative, legal and fund accounting and treasury functions.

The Trustees then considered various matters relating to the Managers, including copies of each Sub-Advisory Agreement; copies of the Form ADV for each Manager; financial information relating to each Manager; and other information deemed relevant to the Board’s evaluation of each Manager, including qualitative assessments provided verbally by senior management of the Advisor and an assessment of each Manager’s commitment to compliance. The Trustees also considered the Advisor’s lengthy and extensive due diligence process for selecting each Manager and for monitoring each Manager’s ongoing investment performance, attentiveness to their portfolios for the Funds, and responsiveness to the Advisor’s inquiries.

2.	Investment results

The Trustees considered the investment results of each Fund in light of its investment objective. They also considered information regarding the selection of indexes and funds comparable to the Funds that were used to evaluate relative investment results and discussed the process for ensuring that the appropriate peer group funds are used for such comparisons. The Board reviewed each Fund’s absolute investment results and its relative results measured against such comparable indexes and funds. The Trustees also compared the investment results of each Manager in comparison to the Manager’s own fund (if applicable), as well as to other relevant comparable funds and indexes. The Trustees examined the performance of each Fund as of September 30, 2009 at (as applicable) one-, three-, and five-year intervals and since inception. The Board also considered the Equity and International Fund’s performance for the ten-year period ended September 30, 2009. With respect to the Focused Opportunities Fund, the Trustees reviewed and considered performance for the one-year period, three-year period and the period from the Fund’s inception on June 30, 2006 through September 30, 2009.

In assessing relative performance and fees and expenses, the Trustees relied upon data assembled by the Funds’ Administrator (not affiliated with the Advisor) using data from Lipper, Inc., which consisted of reports showing the relative investment results for each Fund in comparison to appropriate passive indexes and comparable fund peer groups for each of the Funds (collectively the “benchmarks”). The selection of indexes and funds was based on criteria including asset classification, primary channel of distribution, asset size, expense structure and load type, and the Trustees noted that the Administrator, which is independent of the Advisor, had been primarily responsible for compiling this data.

For the Equity Fund, the Board compared its investment results to (1) the Custom Equity Index, which is composed of a 70% weighting in the S&P 500 Index, a 20% weighting in the Russell 2000 Index, and a 10% weighting in the MSCI EAFE Index; (2) the Lipper Multi-Cap Core Index; and (3) the Russell 3000 Index. The Trustees observed that the benchmarks for the Equity Fund had outperformed the Fund on the basis of three- and five-year periods. For the one-year period, the Fund had outperformed the Russell 3000 Index and the Custom Equity Index, but underperformed the Lipper Multi-Cap Core Index. For the ten-year period, the Fund had performed in-line with the Lipper Multi-Cap Core Index and outperformed the Russell 3000 and the Custom Equity Index. The Board also considered that the Fund had outperformed each benchmark for the period from the Fund’s inception through September 30, 2009.

Other Information 73

The International Fund’s comparable funds and indexes were as follows: (1) the S&P Citigroup PMI Global (excluding US) Index and (2) the Lipper International Fund Index. The Trustees observed that the International Fund had underperformed both benchmarks for the one-year period ending September 30, 2009. The Fund had performed in-line with the S&P Citigroup PMI Global (excluding US) Index for the three-year period, but outperformed the Lipper International Fund Index. The Board observed and considered that the Fund had outperformed each benchmark for the five-year period, ten-year period and the period from the Fund’s inception on December 1, 1997. The outperformance was significant for the ten-year and since inception periods.

The investment results of the Value Fund were compared to (1) the Russell 3000 Value Index; and (2) the Lipper Multi-Cap Value Index. The Trustees noted that the Value Fund had significantly outperformed each index during the year ended September 30, 2009, performed in-line with the Lipper Multi-Cap Value Index and slightly outperformed the Russell 3000 Value Index for the three-year period, slightly underperformed each index for the five-year period then ended, and performed in-line with the period from the Fund’s inception on June 30, 2000 through September 30, 2009.

The Smaller Companies Fund was compared to (1) the Russell 2000 Index; and (2) the Lipper Small-Cap Core Index. The Trustees observed that the Fund had out performed its benchmarks for the one-year period ending September 30, 2009, but underperformed for three-, and five-year periods and the period from the Fund’s inception on June 30, 2003 through September 30, 2009 to varying degrees.

Finally, the investment performance of the Focused Opportunities Fund was compared to the performance of the S&P 500 Index. The Trustees reviewed the performance of the Fund and considered that the Fund had significantly outperformed the S&P 500 during the year ended September 30, 2009, slightly outperformed the S&P 500 for the three-year period then ended and performed in line for the period from the Fund’s inception through September 30, 2009. The Trustees acknowledged the unique mandate of the Fund with respect to its concentrated portfolio the volatility of the investment returns of the Fund.

The Trustees also noted and acknowledged the Advisor’s detailed monitoring of Managers’ investment results, particularly those Managers that were experiencing periods of underperformance. The Trustees noted and considered the comments by the Advisor with respect to underperforming Managers and discussion at Trustee’s meetings throughout the year regarding the potential sources of underperformance. The Board considered the Advisor’s process for terminating Managers and noted the Advisor’s continued willingness to terminate Managers if the Advisor determined that the termination was in the best interest of the a Fund and its respective shareholders. The Board also noted and considered the Advisor’s ability to attract and retain world-class investment managers to serve as Managers to the Fund as well as the Advisor’s extensive screening process before hiring a Manager.

Ultimately, the Trustees concluded that the Advisor has a strong long-term record of effectively managing each of the Funds and monitoring the effectiveness of the contributions being made by each of the multiple Managers. The Trustees further concluded that the Advisor was applying appropriate discipline and oversight to ensure the each Fund adhered to its stated investment objective(s) and strategies and that the Advisor’s record in managing each Fund indicated that its continued management should benefit each Fund and its shareholders.

3.	Advisory fees and total expenses

The Trustees reviewed the advisory fees and total expenses of each Fund (each as a percentage of average net assets) and compared such amounts with the median fee and expense levels of other funds in applicable peer fund groups based on the Lipper data. According to the Lipper data, each Fund had relatively high advisory expenses, but the Trustees noted that the Advisor’s advisory fees included management and administrative-type services that were unbundled in many other advisory fees used in the comparison data. Accordingly, the Trustees focused on the total expenses of each Fund, its performance and, where appropriate, the level of subsidization by the Advisor. The Trustees found that the total expenses for each of the Funds were in the higher range of their core style peers. However, when compared to Manager-of-Manager peers the total expenses for each of the Funds were above the median (except for the International Fund), though not unreasonably so. The total expenses of the International Fund were at the median for its respective peer group. The Board considered the Manager-of-Sub-Manager comparisons to be more apposite because they more closely reflected the structure of the Funds. Thus, the Board concluded that the fees were reasonable in comparison to other funds. In addition, the Trustees noted that while the advisory fees may be higher than the industry norm, the higher fees allowed shareholders to have access to Managers to which they otherwise might not have access and that the higher fees were justified by the long-term performance results of the Funds.

4.	The Advisor’s financial information

The Trustees reviewed information regarding the Advisor’s costs of managing the Funds and information regarding the profitability of the Advisor. The Trustees also considered the extent to which economies of scale may be realized as each Fund grows and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Trustees also noted that the Advisor had voluntarily forgone profits to subsidize the Funds when they were at lower asset levels.

74 The Masters’ Select Funds Trust

The Advisor’s Costs and Profitability. The Trustees first noted that the Advisor appeared to be providing products that are competitively priced with other funds, especially funds with multiple Managers. The Trustees reviewed the total advisory fees, the amounts paid by the Advisor to the various Managers, and the general cost of the services provided by the Advisor in compensation for its retained portion of the total advisory fee. The Trustees took note of information provided on advisory fees waived by the Advisor, noting that the Advisor had voluntarily waived more than $1.3 of fees payable under its advisory contracts, and followed a policy of not charging advisory fees on unallocated cash. The Trustees also noted that the Advisor had voluntarily agreed not to seek recoupment of a substantial portion of waived advisory fees. The Trustees also considered the Advisor’s willingness to invest in staff to accommodate changing regulatory requirements. The Trustees received information that assured them that the Advisor was financially sound and able to honor its sponsorship commitments to the Funds, and that the Advisor’s profits were in the range of reasonableness for the mutual fund management industry. The Trustees did not engage in an analysis of Fund-by-Fund profitability given the integrated nature of the Advisor’s management of the Funds. Similarly, although the Trustees had financial information on the Managers, the Trustees did not engage in an extended analysis of Manager profitability given the arm’s length nature of the bargaining between the Advisor and each Manager and the difficulty of interpreting profitability information with respect to each Manager due to the use of disparate accounting conventions, disparate ownership structures, the fact that each Manager managed only a portion of each Fund, and other factors. The Trustees also reviewed information provided during the past year regarding the structure and manner in which the Advisor’s and the Managers’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel.

Economies of Scale. The Trustees also noted that the Advisor had taken steps to reduce expenses. The Trustees considered the economies of scale the Funds have experienced and are experiencing and the Advisor’s commitment to regulate each Fund’s total expenses and ensure that the expenses charged by each Fund were fair and reasonable. The Trustees concluded that the Advisor had taken steps to ensure that shareholders benefit as the size of the Funds increases by agreeing to breakpoints in its fee schedules, negotiating favorable terms with service providers, and providing certain support services to the Funds on a cost only basis. The Trustees also noted that the Advisor had acted in shareholders’ best interests in closing certain of the Funds to new monies at certain times. Even though additional investments would have increased Fund size and possibly generated additional economies of scale, the Trustees observed that responsible management of Fund size often benefited shareholders more than allowing growth notwithstanding economies of scale that might accompany such growth. In addition, the Trustees took note of information provided on fees rebated to separate account clients of the Advisor’s affiliate to the extent these clients’ assets were invested in the Funds. With respect to these fee rebates, the Trustees noted that these rebates by the Advisor’s affiliate represented over $723,000 in fees, and, although they nominally benefited only separate account clients of the Advisor’s affiliate who were also Fund shareholders, the Trustees recognized that these separate account investments helped reduce costs for all shareholders by increasing the asset base of the Funds. The Trustees took note of the willingness of the Advisor’s affiliate to extend such rebates while at the same time the Advisor was limiting the size and total assets in the various Funds to levels that promoted optimum investment returns. The Trustees also took favorable note of the Advisor’s efforts to invest in its advisory organization to ensure strong research and analytic capability.

5.	Conclusions

Based on their review, including their non-exclusive consideration of each of the factors referred to above, the Trustees concluded that the Agreements are fair and reasonable to each Fund and its shareholders, that the Funds’ shareholders receive reasonable value in return for the advisory fees and other amounts paid to the Advisor and its respective Managers by the Funds, and that the renewal of the Agreements would be in the best interests of the Funds and its shareholders. Each of the factors discussed above supported such approval.

Other Information 75

Masters’ Select Funds Trust
INDEX DEFINITIONS

Custom Equity Index

The Custom Equity Index is composed of a 70% weighting in the S&P 500 Index, a 20% weighting in the Russell 2000 Index, and a 10% weighting in the MSCI EAFE Index. The S&P 500 Index consists of 500 stocks that represent a sample of the leading companies in leading industries. This index is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The MSCI EAFE Index measures the performance of all of the publicly traded stocks in 21 developed non-U.S. markets.

Lipper International Equity Fund Index

The Lipper International Equity Fund Index measures the performance of the 30 largest mutual funds in the international equity fund objective, as determined by Lipper, Inc.

Lipper Multi-Cap Core Fund Index

The Lipper Multi-Cap Core Fund Index measures the performance of the 30 largest mutual funds that invest in a variety of capitalization ranges, without concentrating 75% or more of their equity assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc.

Lipper Multi-Cap Value Fund Index

The Lipper Multi-Cap Value Fund Index measures the performance of the 30 largest mutual funds that invest in a variety of market capitalization ranges without concentrating 75% or more of their assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc. Value Funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on a price-to-earnings, price-to-book value, asset value or other factors.

Lipper Small-Cap Core Fund Index

The Lipper Small-Cap Core Fund Index measures the performance of the 30 largest mutual funds in the small capitalization range, as determined by Lipper, Inc.

MSCI All Country World ex U.S. Index

The MSCI All Country World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

MSCI All Country World ex U.S. Growth Index

The MSCI All Country World ex U.S. Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with higher price-to-book ratios and higher forecasted growth values.

MSCI All Country World ex U.S. Value Index

The MSCI All Country World ex U.S. Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with lower price-to-book ratios and lower forecasted growth values.

MSCI World ex U.S. Index

The MSCI World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States.

Russell 1000 Growth Index

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index

The Russell 2000 Index measures the performance of the 2,000 largest companies in the Russell 3000 Index.

Russell 2000 Growth Index

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

Russell 2000 Value Index

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Growth Index

The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies as measured by total market capitalization, and represents about 98% of the U.S. stock market.

Russell 3000 Value Index

The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3,000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

76 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
INDEX DEFINITIONS – (Continued)

S&P 500 Index

The S&P 500 Index is widely regarded as the standard for measuring large-cap stock performance, and consists of 500 stocks that represent a sample of the leading companies in leading industries.

S&P Global Ex-U.S. LargeMidCap Index

S&P Global Ex-U.S. LargeMidCap Index is a broad based index that represents the largest 80% of investable companies in 52 developed and emerging market countries.

Indices are unmanaged, do not incur fees, and cannot be invested in directly.

Index Definitions 77

Masters’ Select Funds Trust
INDUSTRY TERMS AND DEFINITIONS

Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Similarly, multiples of earnings and cash flow are means of expressing a company’s stock price relative to its earnings per share or cash flow per share, and are calculated by dividing the current stock price by its earnings per share or cash per share. Forecasted earnings growth is the projected rate that a company’s earnings are estimated to grow in a future period.

Price to book ratio is calculated by dividing the current market price of a stock by the book value per share.

Combined ratio is a formula used by insurance companies to relate premium income to claims, administration and dividend expenses. It is used in the annual statement filed by an insurer with the state insurance department. It is calculated by dividing the sum of incurred losses and expenses by earned premium.

Diversification is the spreading of risk by putting assets in several categories of investments.

Free cash flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends

EV/EBITDA is the enterprise value of a company divided by earnings before interest, taxes, depreciation, and amortization

“Growth” stocks are generally considered to be stocks of companies with high expected earnings growth compared to “value” stocks. Because of this higher expected growth, growth stocks tend to be priced at a higher multiple of their current earnings than value stocks. However, the premium paid for growth stocks compared to value stocks can vary dramatically depending on the market environment.

Book value is the net asset value of a company, calculated by subtracting total liabilities and intangible assets from total assets.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding

EV/Sales is the ratio of enterprise value of a company divided by the total sales of the company for a particular period, usually one year.

EBITDA is a company’s earnings before interest, taxes, depreciation, and amortization.

Capex (capital expenditures) are expenditures creating future benefits.

Enterprise value is calculated by adding a corporation’s market capitalization, preferred stock, and outstanding debt together and then subtracting out the cash and cash equivalents.

Discounted cash flow is calculated by multiplying future cash flows by discount factors to obtain present values.

Return on investment capital (ROIC) is calculated by subtracting dividends from net income and dividing by total capital.

One basis point equals 1/100th of 1 percent.

Operating cash flow is calculated by summing net profit, depreciation, change in accruals, and change in accounts payable, minus change in accounts receivable, minus change in inventories.

Return on equity (ROE) is a measure of how well a company used reinvested earnings to generate additional earnings. Expressed as a percentage, it is calculated by dividing net worth at the beginning of the period into net income for the period after preferred stock dividends but before common stock dividends.

Return on capital (ROC) is a measure of how effectively a company uses the money (borrowed or owned) invested in its operations. It is calculated by dividing net income by invested capital.

Dividend yield is the return on an investor’s capital investment that a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over the course of a year and dividing by the stock's price.

Compound annual growth rate (CAGR) is the rate of growth of a number, compounded over several years.

Alpha is the annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk.

78 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
TAX INFORMATION – (Unaudited)

The percent of dividend income distributed for the year ended December 31, 2009, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003 is as follows:

Masters’ Select Equity Fund	N/A
Masters’ Select International Fund	86.84%
Masters’ Select Value Fund	100%
Masters’ Select Smaller Companies Fund	N/A
Masters’ Select Focused Opportunities Fund	100%

The percent of dividend income distributed for the year ended December 31, 2009, which qualifies for the corporate dividends received deduction is as follows:

Masters’ Select Equity Fund	N/A
Masters’ Select International Fund	85.63%
Masters’ Select Value Fund	100%
Masters’ Select Smaller Companies Fund	N/A
Masters’ Select Focused Opportunities Fund	100%

The Funds hereby designate the following amounts as long-term capital gains distributions for the fiscal year ended December 31, 2009:

Masters’ Select Equity Fund	N/A
Masters’ Select International Fund	N/A
Masters’ Select Value Fund	N/A
Masters’ Select Smaller Companies Fund	N/A
Masters’ Select Focused Opportunities Fund	N/A

Additional Information Applicable to Foreign Shareholders Only:

The percent of ordinary dividend distributions for the year ended December 31, 2009, which are designated as interest-related dividends under Internal Revenue Code Section 871 (k)(1)(C) is as follows:

Masters’ Select Equity Fund	N/A
Masters’ Select International Fund	N/A
Masters’ Select Value Fund	N/A
Masters’ Select Smaller Companies Fund	N/A
Masters’ Select Focused Opportunities Fund	N/A

The percent of ordinary dividend distributions for the year ended December 31, 2009, which are designated as short-term capital gain distributions under Internal Revenue Code Section 871 (k)(2)(C) is as follows:

Masters’ Select Equity Fund	N/A
Masters’ Select International Fund	N/A
Masters’ Select Value Fund	N/A
Masters’ Select Smaller Companies Fund	N/A
Masters’ Select Focused Opportunities Fund	N/A

For the year ended December 31, 2009, the Masters’ Select International Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

		Portion of Ordinary Income Distribution
Creditable Foreign Taxes Paid	Per Share Amount	Derived from foreign Sourced Income
$1,375,016	$0.0129	7.80%

Tax Information 79

Masters’ Select Funds Trust
TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below. All Trustees oversee the Masters’ Select Funds. The SAI includes additional information about the Trust’s Trustees and is available, without charge, by calling 1-800-960-0188.

	Position(s)	Term of Office
Name, Address and	Held with	and Length of	Principal Occupation(s)	Other Directorships
Year of Birth	Trust	Time Served	During the Past 5 Years	Held by Trustee
A. George Battle 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1944)	Trustee	Term: Open Ended Time Served: 13 years	Executive Chairman, Ask Jeeves, 2004 - 2005; Chief Executive Officer, Ask Jeeves from 2000 to 2003; Senior Fellow, The Aspen Institute since 1995.	Director of Advent Software; Expedia Inc.; Fair Isaac Co.; and Netflix Inc.
Frederick August Eigenbrod, Jr. PhD 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1941)	Trustee	Term: Open Ended Time Served: 13 years	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002	None
Taylor M. Welz 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1959)	Trustee	Term: Open Ended Time Served: 13 years	CPA/PFS, CFP. President, CCO & Sole Owner, Welz Financial Services, Inc., since 2007. Partner, Bowman & Company LLP (certified public accountants) from 1987 to 2007.	None
Harold M. Shefrin, PhD 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1948)	Trustee	Term: Open Ended Time Served: Since February 2005	Professor, Department of Finance, Santa Clara University, since 1979	SA Funds – Investment Trust
Kenneth E. Gregory* 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1957)	President and Trustee	Term: Open Ended Time Served: 13 years
President of the Advisor; President of Litman/Gregory Research, Inc. (publishers) and Litman/Gregory Asset Management, LLC (investment advisors), Officer of Litman/Gregory Analytics, LLC (web based publisher of financial research), since 2000.
None
Craig A. Litman* 100 Larkspur Landing Circle, Suite 204 Larkspur, CA 94939 (born 1946)	Secretary and Trustee	Term: Open Ended Time Served: 13 years	Treasurer and Secretary of the Advisor; Vice President and Secretary of Litman/ Gregory Research Inc.; Chairman of Litman/Gregory Asset Management, LLC.	None
Jeremy DeGroot* 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1963)	Assistant Secretary and Trustee	Term: Open Ended Time Served: Elected Trustee December 2008	Chief Investment Officer of Litman/Gregory Asset Management, LLC.	None
John Coughlan 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1956)	Treasurer and Chief Compliance Officer	Term: Open Ended Time Served: 13 years	Chief Operating Officer, Litman/ Gregory Fund Advisors, LLC and Chief Financial Officer of Litman/ Gregory Asset Management, LLC.	None

*	Denotes Trustees who are “interested persons” of the Trust under the 1940 Act.

80 The Masters’ Select Funds Trust

Advisor:

Litman/Gregory Fund Advisors, LLC
Orinda, CA 94563

Distributor:

Quasar Distributors, LLC
615 E. Michigan St., 2nd Floor
Milwaukee, WI 53202

Transfer Agent:

BFDS
P.O. Box 219922
Kansas City, MO 64121-9922
1-800-960-0188

For Overnight Delivery:
Masters’ Select Funds
C/O BFDS
330 W. 9th Street
Kansas City, MO 64105

Investment Professionals:

Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-253-5238.

Prospectus:

To request a current prospectus, statement of additional information, or an IRA application, call 1-800-656-8864.

Shareholder Inquiries:

To request action on your existing account, contact the Transfer agent, BFDS, at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-Hour Automated Information:

For access to automated reporting of daily prices, account balances and transaction activity, call 1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

Fund Information:

Fund	Symbol	CUSIP	Fund Number
Equity Fund
Institutional Class	MSEFX	576417109	305
Investor Class	MSENX	576417505	475
International Fund
Institutional Class	MSILX	576417208	306
Investor Class	MNILX	576417604	476
Value Fund	MSVFX	576417406	307
Smaller Companies Fund	MSSFX	576417307	308
Focused Opportunities Fund	MSFOX	57641T101	314
Website:

www.mastersfunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-960-0188.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees (the “board”) has determined that Harold M. Shefrin, the Chairman of the board’s audit committee, is the “audit committee financial expert” and that Mr. Shefrin is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, PricewaterhouseCoopers LLP, to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2009	FYE 12/31/2008
Audit Fees	$150,000	$188,000
Audit-Related Fees	$0	$0
Tax Fees	$30,000	$42,550
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2009	FYE 12/31/2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time,permanent employees of the principal accountant.
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2009	FYE 12/31/2008
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Not applicable. The complete Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

2

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this Item 10.

Item 11. Controls and Procedures.

(a)
The registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported timely and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics. Not applicable because it is provided free of charge, upon request, as described in Item 2 of this Form N-CSR.

(2) Certifications  pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

(3) Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Masters’ Select Funds Trust

By /s/ Kenneth E. Gregory
Kenneth E. Gregory, President and Principal Executive Officer

Date 3/2/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Kenneth E. Gregory
Kenneth E. Gregory, President and Principal Executive Officer

Date 3/2/2010

By* /s/ John Coughlan
John Coughlan, Treasurer and Principal Financial Officer

Date 3/2/2010

4